-------------------------------------------------------------------------------



                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                              FIRSTAR TRUST COMPANY

                                    (Trustee)

                                       and

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                              (Trust Administrator)



                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 28, 1997

                                 $274,419,190.99




                       Mortgage Pass-Through Certificates
                                  Series 1997-8





------------------------------------------------------------------------------

         This Pooling and Servicing Agreement, dated as of May 28, 1997 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, FIRSTAR TRUST COMPANY, as Trustee and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Trust Administrator.


                                WITNESSETH THAT:

          In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.     Definitions.

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

          Accretion Termination Date: Any of the Class A-7 Group I Accrual Companion Component Accretion Termination Date or Class A-7 Group II Accrual Companion Component Accretion Termination Date.

          Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

          Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

          Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

          Adjustment  Amount:  For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

          Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate   Current  Special  Hazard  Losses:   With  respect  to  any
Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

          Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

          Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

          Authenticating  Agent: Any authenticating agent appointed by the Trust
Administrator   pursuant  to  Section   8.11.   There  shall   initially  be  no
Authenticating Agent for the Certificates.

          Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

          Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

          Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

          Book-Entry Certificate: Any of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates,   Class  A-6  Certificates,  Class  A-7  Certificates,  Class  A-8
Certificates, Class A-9 Certificates and Class A-10 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota, State of North Carolina or State of Wisconsin or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota, State of North Carolina or State of Wisconsin are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

          Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

          Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

          Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

          Class A Certificate: Any one of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-PO Certificates, Class A-WIO Certificates or Class A-R Certificate.

          Class A Certificateholder: The registered holder of a Class A Certificate.

          Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

          Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

          Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

          Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Class A Subclass Principal Balances of the Class A Certificates (other than the Class A-7 and Class A-PO Certificates), (ii) the lesser of the Component Principal Balance of the Class A-7 Group I Accrual Companion Component and the Original Component Principal Balance of the Class A-7 Group I Accrual Companion Component and (iii) the lesser of the Component Principal Balance of the Class A-7 Group II Accrual Companion Component and the Original Component Principal Balance of the Class A-7 Group II Accrual Companion Component.

          Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and (iii) the Class A Non-PO Optimal Principal Amount.

          Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                  (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

          Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a).

          Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Class A Subclass Principal Balance of the Class A-PO Certificates.

          Class A Non-PO Principal Distribution Amount: As to any Distribution Date the sum of (i) the Class A-7 Group I Accrual Companion Component Distribution Amount, if any, with respect to such Distribution Date, (ii) the Class A-7 Group II Accrual Companion Component Distribution Amount, if any, with respect to such Distribution Date and (iii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

          Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

          Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in May 2002, 100%. As to any Distribution Date subsequent to May 2002 to and including the Distribution Date in May 2003, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2003 to and including the Distribution Date in May 2004, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2006, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of
(a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the May preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including June 2002 and May 2003, (2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including June 2003 and May 2004, (3) 40% of the Original
Subordinated Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (4) 45% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006, and (5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after June 2006. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

          Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-PO Certificates and Class A-R Certificate.

          Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6
Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-PO Certificates, Class A-WIO Certificates and Class A-R Certificate.

          Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-7 Certificates), the amount distributable to such Class A Subclass pursuant to Paragraphs first, second, third and fourth of Section 4.01(a). As to the Class A-7 Certificates, the sum of (a)(i) as to any Distribution Date prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 Group I Accrual Companion Component pursuant to Paragraph third clause (A) of Section 4.01(a) and any amounts distributable to the Class A-7 Certificates with respect to the Class A-7 Group I Accrual Companion Component pursuant to the provisos in Paragraphs first and second of Section 4.01(a) and (ii) as to any Distribution Date on or after the Class A-7 Group I Accrual Companion Component Accretion Termination Date, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 Group I Accrual Companion Component pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a) and (b)(i) as to any Distribution Date prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 Group II Accrual Companion Component pursuant to Paragraph third clause (A) of Section 4.01(a) and any amounts distributable to the Class A-7 Certificates with respect to the Class A-7 Group II Accrual Companion Component pursuant to the provisos in Paragraphs first and second of
Section 4.01(a) and (ii) as to any Distribution Date on or after the Class A-7 Group II Accrual Companion Component Accretion Termination Date, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 Group II Accrual Companion Component pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a).

          Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-7, Class A-WIO and Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Subclass
Pass-Through  Rate  for  such  Class A  Subclass  and (b) the  Class A  Subclass
Principal  Balance  of  such  Class  A  Subclass  as of the  Determination  Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to the Class A-7 Certificates, the sum of the Component Interest Accrual Amounts for the Class A-7 Group I Accrual Companion Component and the Class A-7 Group II Accrual Companion Component. As to any Distribution Date and the Class A-WIO Certificates, the Class A-WIO Interest Accrual Amount. The Class A-PO Certificates have no Class A Subclass Interest Accrual Amount.

          Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-7 Certificates), the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount and each Component Interest Accrual Amount).

          Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a) (including (i) in the case of the Class A-7 Certificates with respect to the Class A-7 Group I Accrual Companion Component prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, the amount included in the Class A-7 Group I Accrual Companion Component Distribution Amount pursuant to clause (i) of the definition thereof and (ii) in the case of the Class A-7 Certificates with respect to the Class A-7 Group II Accrual Companion Component prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, the amount included in the Class A-7 Group II Accrual Companion Component Distribution Amount pursuant to clause (i) of the definition thereof).

          Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-7 and Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-7 Certificates) or Component Principal Balance of any Class A-7 Component not then outstanding), in each case determined as of the preceding Determination Date.

          Class A Subclass Pass-Through Rate: As to each Class A Subclass, other than the Class A-7, Class A-PO and Class A-WIO Certificates, the Class A Fixed Pass-Through Rate. The Class A-7 Certificates have no Class A Subclass Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Subclass Pass-Through Rate. As to the Class A-WIO Certificates, the Class A-WIO Pass-Through Rate.

          Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass (other than the Class A-7 and Class A-WIO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-WIO and Class A-PO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a), (B) as a result of a Principal Adjustment,
(C) if applicable, from the Class A-7 Group I Accrual Companion Component Distribution Amount for such prior Distribution Dates and (D) if applicable, from the Class A-7 Group II Accrual Companion Component Distribution Amount for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. As to the Class A-7 Certificates, the sum of the Component Principal Balances of the Class A-7 Group I Accrual Companion Component and the Class A-7 Group II Accrual Companion Component. The Class A-WIO Certificates will have no Class A Subclass Principal Balance.

          As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and
(b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Subclass Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass (or (a) in the case of the Class A-7 Certificates with respect to the Class A-7 Group I Accrual Companion Component prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, the amount included in the Class A-7 Group I Accrual Companion Component Distribution Amount pursuant to clause (ii) of the definition thereof and (b) in the case of the Class A-7 Certificates with respect to the Class A-7 Group II Accrual Companion Component prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, the amount included in the Class A-7 Group II Accrual Companion Component Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of
Section 4.01(a).

          Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

          Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

          Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

          Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

          Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

          Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

          Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

          Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

          Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

          Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

          Class A-4 Percentage: The Class A Subclass Principal Balance of the Class A-4 Certificates divided by the Pool Balance (Non-PO Portion).

          Class A-4 Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In             Class A-4 Prepayment Shift Percentage
------------------------------             -------------------------------------

June 1997 through May 2002............                      0%
June 2002 through May 2003............                     30%
June 2003 through May 2004............                     40%
June 2004 through May 2005............                     60%
June 2005 through May 2006............                     80%
June 2006 and thereafter................                  100%

          Class A-4 Priority Amount:  For any  Distribution  Date, the lesser of
(i) the Class A Subclass  Principal  Balance of the Class A-4  Certificates  and
(ii) the sum of (A) the product of (1) the Class A-4 Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Class A-4 Percentage,
(2) the Class A-4 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

          Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

          Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

          Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

          Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

          Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

          Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

          Class A-7 Component: Either of the Class A-7 Group I Accrual Companion Component or Class A-7 Group II Accrual Companion Component.

          Class A-7 Group I Accrual Companion  Component  Accretion  Termination
Date: The earlier of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-10 Certificates has been reduced to zero or (ii) the Cross-Over Date.

          Class A-7 Group I Accrual Companion Component Distribution Amount: As to any Distribution Date prior to the Class A-7 Group I Accrual Companion
Component Accretion Termination Date, an amount equal to the sum of (i) the Component Interest Percentage of the Class A-7 Group I Accrual Companion Component of the Current Class A Interest Distribution Amount and (ii) the Component Shortfall Percentage of the Class A-7 Group I Accrual Companion Component of the amount distributed in respect of the Class A-7 Certificates pursuant to Paragraph second of Section 4.01(a) on such Distribution Date. As to any Distribution Date on or after the Class A-7 Group I Accrual Companion Component Accretion Termination Date, zero.

          Class A-7 Group I Accrual Companion Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing (i) the lesser of the Component Principal Balance of the Class A-7 Group I Accrual Companion Component and the Original Component Principal Balance of the Class A-7 Group I Accrual Companion Component by (ii) the Class A Loss Denominator (determined without regard to the Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-7 Certificates) or Component Principal Balance of any Class A-7 Component not then outstanding) determined as of the preceding Determination Date.

          Class A-7  Group I Accrual  Companion  Component  Principal  Accretion
Amount: As to any Distribution Date prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-7 Group I Accrual Companion Component Distribution Amount with respect to such Distribution Date. As to any Distribution Date on or after the Class A-7 Group I Accrual Companion Component Accretion Termination Date, zero.

          Class A-7 Group II Accrual Companion Component  Accretion  Termination
Date: The earlier of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-6 Certificates has been reduced to zero or (ii) the Cross-Over Date.

          Class A-7 Group II Accrual Companion Component Distribution Amount: As to any Distribution Date prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, an amount equal to the sum of (i) the Component Interest Percentage of the Class A-7 Group II Accrual Companion Component of the Current Class A Interest Distribution Amount and (ii) the Component Shortfall Percentage of the Class A-7 Group II Accrual Companion Component of the amount distributed in respect of the Class A-7 Certificates pursuant to Paragraph second of Section 4.01(a) on such Distribution Date. As to any Distribution Date on or after the Class A-7 Group II Accrual Companion Component Accretion Termination Date, zero.

          Class A-7 Group II Accrual Companion Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing (i) the lesser of the Component Principal Balance of the Class A-7 Group II Accrual Companion Component and the Original Component Principal Balance of the Class A-7 Group II Accrual Companion Component by (ii) the Class A Loss Denominator (determined without regard to the Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-7 Certificates) or Component Principal Balance of any Class A-7 Component not then outstanding) determined as of the preceding Determination Date.

          Class A-7 Group II Accrual  Companion  Component  Principal  Accretion
Amount: As to any Distribution Date prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-7 Group II Accrual Companion Component Distribution Amount with respect to such Distribution Date. As to any Distribution Date on or after the Class A-7 Group II Accrual Companion Component Accretion Termination Date, zero.

          Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

          Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

          Class A-8 Percentage: The Class A Subclass Principal Balance of the Class A-8 Certificates divided by the Pool Balance (Non-PO Portion).

          Class A-8 Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In             Class A-8 Prepayment Shift Percentage
------------------------------             -------------------------------------

June 1997 through May 2002..............                        0%
June 2002 through May 2003..............                       30%
June 2003 through May 2004..............                       40%
June 2004 through May 2005..............                       60%
June 2005 through May 2006..............                       80%
June 2006 and thereafter................                      100%

          Class A-8 Priority Amount:  For any  Distribution  Date, the lesser of
(i) the Class A Subclass  Principal  Balance of the Class A-8  Certificates  and
(ii) the sum of (A) the product of (1) the Class A-8 Percentage and (2) the Class A-8 Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of (1) the Class A-8 Percentage, (2) the Class A-8 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

          Class  A-8  Shift  Percentage:   As  to  any  Distribution  Date,  the
percentage indicated below:

Distribution Date Occurring In                    Class A-8 Shift Percentage

June 1997 through May 2002..........                          0%
June 2002 and thereafter............                         100%

          Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

          Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

          Class A-10 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

          Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

          Class A-PO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit D hereto.

          Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

          Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

          Class A-PO Distribution Amount As to any Distribution Date, the aggregate amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

          Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

                  (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03;

                  (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

          Class  A-R  Certificate:   The  Certificate   executed  by  the  Trust
Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

          Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

          Class A-WIO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-WIO and Exhibit D hereto.

          Class A-WIO Certificateholder: The registered holder of a Class A-WIO Certificate.

          Class A-WIO Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A-WIO Pass-Through Rate and (b) the Class A-WIO Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-WIO Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

          Class A-WIO Notional Amount: As to any Distribution Date, the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.

          Class A-WIO Pass-Through Rate: As to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.500%

          Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

          Class B Certificateholder: The registered holder of a Class B Certificate.

          Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

          Class B Pass-Through Rate: As to any Distribution Date, 7.500% per annum.

          Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

          Class B Subclass: Any of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

          Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

          Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class B Subclass Interest Percentage of such Class B Subclass of
(x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

          Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

          Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3
Interest Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

          Class B Subclass Loss Percentage: As to any Determination Date and any Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

          Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

          Class  B  Subclass  Prepayment  Percentage:   Any  of  the  Class  B-1
Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

          Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

          Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

          Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

          Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

          Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

          Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

          Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

          Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

          Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

          Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

          Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

          Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

          Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

          Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

          Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

          Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

          Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

          Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

          Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

          Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

          Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

          Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

          Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

          Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

          Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

          Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

          Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

          Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses through such Determination Date allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

          Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

          Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

          Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

          Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

          Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

          Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

          Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

          Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

          Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

          Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

          Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

          Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

          Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a).

          Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

          Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

          Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

          Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

          Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

          Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

          Class M Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

          Class M Certificateholder: The registered holder of a Class M Certificate.

          Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

          Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

          Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

          Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.

          Class M Pass-Through Rate: As to any Distribution Date, 7.500% per annum.

          Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

          Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section  4.01(d),  a fraction,  the  numerator of which is the Class M Principal
Balance  (determined as of the  Determination  Date preceding such  Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d)(i), one.

          Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

          Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

          Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

          Clearing Agency Indirect Participant: A broker, dealer, bank, financial institution or other Person that clears securities transactions through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

          Clearing  Agency  Participant:   A  broker,  dealer,  bank,  financial
institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

          Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.23.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

          Component: Either of the Class A-7 Components.

          Component Interest Accrual Amount: As to any Distribution Date and either Component, (i) the product of (a) 1/12th of the Component Rate for such Component and (b) the Component Principal Balance for such Component as of the Determination Date preceding such Distribution Date minus (ii) the Component Interest Percentage of such Component of (x) any Non-Supported Interest
Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

          Component Interest Percentage: As to any Distribution Date and Class A-7 Component, the percentage calculated by dividing the Component Interest Accrual Amount of such Component (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount (other than for the Class A-7 Certificates) and each Component Interest Accrual Amount).

          Component Interest Shortfall Amount: As to any Distribution Date and Class A-7 Component, the product of (a) the Class A Subclass Interest Shortfall Amount of the Class A-7 Certificates for such Distribution Date and (b) a fraction, the numerator of which is the applicable Component Interest Accrual Amount and the denominator of which is the Class A Subclass Interest Accrual Amount of the Class A-7 Certificates.

          Component Interest Shortfall Distribution: As to any Distribution Date and Class A-7 Component, the product of (i) the amount that would be distributable in respect of the Class A-7 Certificates with respect to such Distribution Date pursuant to Paragraph second of Section 4.01(a) without regard to the proviso set forth in such Paragraph and (ii) the Component Shortfall Percentage for such Distribution Date.

          Component Loss Percentage: As to any Determination Date and the Class A-7 Group I Accrual Companion Component, the Class A-7 Group I Accrual Companion Component Loss Percentage. As to any Determination Date and the Class A-7 Group II Accrual Companion Component, the Class A-7 Group II Accrual Companion Component Loss Percentage.

          Component Principal Balance: As of the first Determination Date and as to either Class A-7 Component, the Original Component Principal Balance. As of any subsequent Determination Date and as to either Class A-7 Component prior to the Cross-Over Date, the Original Component Principal Balance (increased (i) in the case of the Class A-7 Group I Accrual Companion Component by the Class A-7 Group I Accrual Companion Component Principal Accretion Amount with respect to prior Distribution Dates and (ii) in the case of the Class A-7 Group II Accrual Companion Component by the Class A-7 Group II Accrual Companion Component
Principal Accretion Amount with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a), (B) as a result of a Principal Adjustment, (C) if applicable, from the Class A-7 Group I Accrual Companion Component Distribution Amounts for such prior Distribution Dates and (D) if applicable, from the Class A-7 Group II Accrual Companion Component Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Component pursuant to Section 4.02(b). After the Cross-Over Date, the Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Component Loss Percentage for such Component and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          Component Rate: As to any Distribution Date and for each Class A-7 Component, 7.500% per annum.

          Component Shortfall Percentage: As to any Distribution Date and Class A-7 Component, the percentage calculated by dividing the Component Unpaid Interest Shortfall for such Component by the Class A Subclass Unpaid Interest Shortfall for the Class A-7 Certificates, in each case determined as of the Business Day preceding the applicable Distribution Date.

          Component Unpaid Interest Shortfall: As to any Distribution Date and Class A-7 Component, the product of (i) the sum of the Component Interest Shortfall Amounts for such Component for prior Distribution Dates minus (ii) the Component Interest Shortfall Distributions for such Component for prior Distribution Dates.

          Co-op   Shares:   Shares   issued  by   private   non-profit   housing
corporations.

          Corporate Trust Office: The principal office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288 and, with respect to the Trustee, at the date of the execution of this instrument is located at 615 East Michigan Street, Lewis Center, 4th Floor, Milwaukee, Wisconsin 53202.

          Cross-Over   Date:   The   Distribution   Date   preceding  the  first
Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

          Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

     (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

     (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

          Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

          Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

          Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

          Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

          Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

          Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

          Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

          Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a) on such Distribution Date.

          Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

          Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

          Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

          Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

          Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

          Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

          Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

          DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

          Deceased Holder: A Beneficial Owner of a Class A-3 Certificate who was living at the time such interest was acquired, whose death is deemed to have occurred pursuant to Section 4.07(b), and with respect to which the Trust
Administrator has received through the Clearing Agency evidence of death satisfactory to the Trust Administrator and any tax waivers requested by the Trust Administrator.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificates: As defined in Section 5.01(b).

          Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-WIO Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-WIO Certificates, the Percentage Interest specified on the face of each Class A-WIO Certificate.

          Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

          Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.500%.

          Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

          Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

          Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

          Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

                  (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

                  (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                 (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                   (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

                  (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

                 (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

                (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

          In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Prohibited Holder: As defined in Section 5.02(d).

          Errors and Omissions Policy: As defined in each of the Servicing Agreements.

          Event of Default: Any of the events specified in Section 7.01.

          Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

          Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

          Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

          Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

          Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

          Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

          FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

          Fidelity Bond: As defined in each of the Servicing Agreements.

          Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

          FNMA: The Federal National Mortgage Association or any successor thereto.

          Foreclosure Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

          Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

          Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $5,488,383.82 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

          Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

          Group I PAC Certificates: The Class A-1 and Class A-9 Certificates.

          Group I PAC Principal Amount: As defined in Section 4.01(b).

          Group I Scheduled Certificates: The Class A-10 Certificates.

          Group I Scheduled Principal Amount: As defined in Section 4.01(b).

          Group II PAC Certificates: The Class A-5 Certificates.

          Group II PAC Principal Amount: As defined in Section 4.01(b).

          Group II Scheduled Certificates: The Class A-6 Certificates.

          Group II Scheduled Principal Amount: As defined in Section 4.01(b).

          Holder: See "Certificateholder."

          Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or person performing similar functions.

          Individual Class A-3 Certificate: A Class A-3 Certificate which evidences $1,000 original principal balance.

          Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

          Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

          Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

          Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

          Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

          Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

          Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

          Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

          Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

          Master Servicing Fee Rate: As set forth in Section 11.28.

          Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

          Monthly  Payment:  As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

          Month End Interest: As defined in each Servicing Agreement.

          Moody's:   Moody's  Investors  Service,  Inc.,  or  its  successor  in interest.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

          Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

          Mortgage Loan Rider:  The standard  FNMA/FHLMC  riders to the Mortgage
Note  and/or  Mortgage  riders  required  when  the  Mortgaged   Property  is  a
condominium unit or a unit in a planned unit development.

          Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

                    (i)    the Mortgage Loan identifying number;

                   (ii)    the city, state and zip code of the Mortgaged
                           Property;

                  (iii)    the type of property;

                   (iv)    the Mortgage Interest Rate;

                    (v)    the Net Mortgage Interest Rate;

                   (vi)    the Monthly Payment;

                  (vii)    the original number of months to maturity;

                 (viii)    the scheduled maturity date;

                   (ix)    the Cut-Off Date Principal Balance;

                    (x)    the Loan-to-Value Ratio at origination;

                   (xi)    whether such Mortgage Loan is a Subsidy Loan;

                  (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

                 (xiii)    the Servicing Fee Rate;

                  (xiv)    whether such Mortgage Loan is a T.O.P. Mortgage Loan;

                   (xv)    the Master Servicing Fee; and

                  (xvi) for Mortgage Loans identified on Exhibit F-3, the name of the Servicer with respect thereto.

          Such schedule may consist of multiple reports that collectively set forth all of the information required.

          Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

          Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

          Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

          Mortgagor: The obligor on a Mortgage Note.

          Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

          Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.27 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in
Section 11.28 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net
Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

          Non-permitted Foreign Holder: As defined in Section 5.02(d).

          Non-PO Fraction:  With respect to any Mortgage Loan, the lesser of (i)
1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.500%.

          Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

          Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer or the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

          Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

          Non-U.S. Person: As defined in Section 4.01(f).

          Norwest  Mortgage:   Norwest  Mortgage,  Inc.,  or  its  successor  in
interest.

          Norwest Mortgage Correspondents: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

          Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

          Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or Trust Administrator, as the case may be.

          Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee, or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

          Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance (other than with respect to the Class A-7 Certificates) or Component Principal Balance would be subject to further reduction as a result of the third sentence of the definition of Class A Subclass Principal Balance or Component Principal Balance or (b) with respect to any Class B Subclass, the Class M
Principal  Balance  or the  Class  B  Subclass  Principal  Balance  of a Class B
Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

          Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

          Original Class A Non-PO Principal Balance: The sum of (i) the Original Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10 and Class A-R Certificates and (ii) the Original Component Principal Balances of the Class A-7 Group I Accrual Companion Component and Class A-7 Group II Accrual Companion Component, as set forth in Section 11.07.

          Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

          Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.17.

          Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.19.

          Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in
Section 11.20.

          Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.21.

          Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.22.

          Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

          Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

          Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

          Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

          Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.11.

          Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

          Original Component Principal Balance: Any of the Original Component Principal Balances, as set forth in Section 11.06.

          Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.08.

          Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

          Other Servicer: Any of the Servicers other than Norwest Mortgage.

          Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

          Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

          PAC Certificates: Any of the Group I PAC Certificates or Group II PAC Certificates.

          Partial  Liquidation  Proceeds:  Liquidation  Proceeds  received  by a
Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

          Partial  Unscheduled   Principal  Receipt:  An  Unscheduled  Principal
Receipt which is not a Full Unscheduled Principal Receipt.

          Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in
Section 4.03(a).

          Payment Account: The account maintained pursuant to Section 4.03(b).

          Percentage Interest: With respect to a Class A Certificate (other than a Class A-WIO Certificate), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to the Class A-WIO Certificate, the percentage interest specified on the face of such Certificate. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

          Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

          Person:  Any  individual,  corporation,  partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

          Plan: As defined in Section 5.02(c).

          PO  Fraction:   With  respect  to  any  Discount  Mortgage  Loan,  the
difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

          Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool  Distribution  Amount:  As of any  Distribution  Date,  the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and
(iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

                  (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

                  (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

                  (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the applicable Servicing Fee and (ii) the Master Servicing Fee;

                  (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

                  (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

                  (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

                  (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

                  (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

                  (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

                  (j)      Net Foreclosure Profits;

                  (k)      Month End Interest; and

                  (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of the Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

          Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of 7.500% or greater.

          Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

          Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

          Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

          Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

          Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

          Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

          Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

          Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are Moody's and DCR. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean P-1 in the case of Moody's, D-1+ in the case of DCR and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean Aaa in the case of Moody's, AAA in the case of DCR and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

          Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

          Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

          Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

          Relevant Anniversary: See "Bankruptcy Loss Amount."

          REMIC: A "real estate mortgage  investment conduit" as defined in Code
Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

          REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or, with respect to proposed regulations, are proposed to be in effect) from time to time.

          Remittance Date: As defined in each of the Servicing Agreements.

          REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

          REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

          Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rounding Account: The special account established with the Trust Administrator and maintained by the Trust Administrator pursuant to Section 4.07(e). The Rounding Account shall be an Eligible Account.

          Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Rounding Account pursuant to Section 4.07(e).

          Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

          Scheduled Certificates: Any of the Group I Scheduled Certificates or Group II Scheduled Certificates.

          Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

          Seller: Norwest Asset Securities Corporation, or its successor in interest.

          Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

          Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

          Servicers: Each of Norwest Mortgage Inc., First Union Mortgage Corporation, National City Mortgage Company, SunTrust Mortgage Inc., Countrywide Home Loans, Inc., Cimarron Mortgage Corp. and The Huntington Mortgage Company as Servicer under the related Servicing Agreement.

          Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

          Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

          Servicing Fee Rate:  With respect to a Mortgage  Loan, as set forth in
Section 11.27.

          Servicing  Officer:   Any  officer  of  a  Servicer  involved  in,  or
responsible for, the administration and servicing of the Mortgage Loans.

          Similar Law: As defined in Section 5.02(e).

          Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.26.

          Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

                  (1)      normal wear and tear;

                  (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Trust Administrator or the Servicer or any of their agents or employees; or

                  (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $2,744,191.91 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

          Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Startup Day: As defined in Section 2.05.

          Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-WIO and Class A-R and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

          Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

          Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

          Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

          Substitute Mortgage Loan: As defined in Section 2.02

          Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

          T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

          Trust Administrator: First Union National Bank of North Carolina, a national banking association, or any successor trust administrator appointed as herein provided.

          Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account, and the rights of the Trust Administrator, on behalf of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

          Trustee: Firstar Trust Company, or any successor trustee appointed as herein provided.

          Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

          Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

          Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation,
Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of
Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

          Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

          Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1997-8 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-WIO and Class A-PO Certificates) on any date will be equal to the product of (a) 99% of the portion of the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. The aggregate Voting Interest of the Class A-WIO Certificates on any date will be 1% of the Class A Voting Interest on such date represented by clause (A) of the definition of Class A Voting Interest. The aggregate Voting Interests of the Class A-PO Certificates on any date will be equal to the Class A Voting Interest represented by clause (B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B
Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

          Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02.     Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.     Effect of Headings and Table of Contents.

          The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.     Benefits of Agreement.

          Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                     ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

          The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

          In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust
Administrator, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trust Administrator on the Closing Date.

          In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02.     Acceptance by Trust Administrator.

          The Trust Administrator on behalf of the Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

          In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with
(i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

          The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03.     Representations and Warranties of the Master Servicer
                      and the Seller.

          (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

                  (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

                  (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

                 (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

                   (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

          (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

                   (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

                  (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

                 (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

                  (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

                   (v) All taxes, governmental assessments,  insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

                  (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

                 (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

                (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                  (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

                   (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

                 (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

                (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

                 (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

                  (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged
         Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee, of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

                 (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance
         Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
         (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

                (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                 (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

                  (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

                  (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

                  (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code;

                (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

                 (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

                (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence,
         (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease;
         (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

          Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

          (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04.     Execution and Delivery of Certificates.

          The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

Section 2.05.     Designation of Certificates; Designation of
                  Startup Day and Latest Possible Maturity Date.

          The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R Certificate), the Class M Certificates and the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is June 25, 2027 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III
                       ADMINISTRATION OF THE TRUST ESTATE:
                        SERVICING OF THE MORTGAGE LOANS

Section 3.01.     Certificate Account.

          (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

          (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

                  (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any; and

                  (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

          (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 3.02.     Permitted Withdrawals from the Certificate Account.

          (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

                   (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

                  (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

                 (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

                  (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

                   (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

                  (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

                  (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

                  (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

                  (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                  (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

                  (xi) to clear and terminate the Certificate Account pursuant to Section 9.01.

          (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

Section 3.03.     Advances by Master Servicer and Trust Administrator.

          (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

          (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

          (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

          (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04.     Trust Administrator to Cooperate;
                  Release of Owner Mortgage Loan Files.

          Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

          Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05. Reports to the Trustee and Trust Administrator; Annual Compliance Statements.

          (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

          (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

Section 3.06.     Title, Management and Disposition of Any REO Mortgage Loan.

          The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07.     Amendments to Servicing Agreements,
                  Modification of Standard Provisions.

          (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

          (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

          (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

          (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

Section 3.08.     Oversight of Servicing.

          The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

          For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

          During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

          The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

          The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by
Section 3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

          In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

          The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or
(ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

          The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09.     Termination and Substitution of Servicing Agreements.

          Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller, the Trust Administrator and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides Norwest
Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the Norwest Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation the Trustee shall terminate the Norwest Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with the termination of the Norwest Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10.     1934 Act Reports.

          The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                   DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                        PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01.     Distributions.

          (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

          first, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Interest Accrual Amounts in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date; provided, that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-7 Certificates with respect to the Class A-7 Components pursuant to this provision will be distributed in reduction of the Component Principal Balances thereof and the Class A Subclass Principal Balances of the Class A-10 Certificates and the Class A-6 Certificates in accordance with Section 4.01(b);

          second, to the Subclasses of Class A Certificates, pro rata based on their respective unpaid Class A Subclass Interest Shortfall Amounts in an aggregate amount up to the sum of the Class A Subclass Interest Shortfall Amounts; provided, that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable as interest shortfalls to the Class A-7 Certificates with respect to the Class A-7 Components pursuant to this provision will be distributed in reduction of the Component Principal Balances thereof and the Class A Subclass Principal Balances of the Class A-10 Certificates and the Class A-6 Certificates in accordance with
Section 4.01(b);

          third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

          fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

          fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

          sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

          seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

          ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

          tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

          twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

          thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

          fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

          sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

          eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

          nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

          twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

          twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

          twenty-third, to the Holder of the Class A-R Certificate.

          Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class or Subclass (other than the Class A-R Certificate) has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

          In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

          With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-WIO and Class A-PO Certificates), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-WIO and Class A-PO Certificates) pro rata based on the Class A Subclass Principal Balances.

          (b) The Class A-WIO Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

          On each Distribution Date occurring prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, an amount equal to the Class A-7 Group I Accrual Companion Component Distribution Amount, if any, for such Distribution Date will be allocated as follows: first, to the Class A-10 Certificates up to their Group I Scheduled Principal Amount for such
Distribution  Date and  second,  to the  Class  A-7  Group I  Accrual  Companion
Component, until the Component Principal Balance thereof has been reduced to zero.

          On each Distribution Date occurring prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, an amount equal to the Class A-7 Group II Accrual Companion Component Distribution Amount, if any, for such Distribution Date will be allocated as follows: first, to the Class A-6 Certificates up to their Group II Scheduled Principal Amount for such
Distribution Date and second, to the Class A-7 Group II Accrual Companion Component, until the Component Principal Balance thereof has been reduced to zero.

          On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Subclasses of Class A Certificates (other than the Class A Subclass Principal Balance of the Class A-PO Certificates) concurrently, as follows:

          (i) 72.6234579689%, sequentially, as follows:

                  (a) to the Class A-4 Certificates up to the Class A-4 Priority Amount;

                  (b) to the Class A-R Certificate until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  (c) sequentially, to the Class A-1 and Class A-9 Certificates, in that order, up to their respective Group I PAC Principal Amounts for such Distribution Date;

                  (d) to the Class A-10 Certificates up to their Group I Scheduled Principal Amount for such Distribution Date;

                  (e) to the Class A-7 Group I Accrual Companion Component, until the Component Principal Balance thereof has been reduced to zero;

                  (f) to the Class A-10 Certificates, without regard to their Group I Scheduled Principal Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  (g) sequentially, to the Class A-1 and Class A-9 Certificates, in that order, without regard to their respective Group I PAC Principal Amounts, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

                  (h) to the Class A-2 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  (i) to the Class A-3 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  (j) to the Class A-4 Certificates, without regard to the Class A-4 Priority Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero;

          (ii) 27.3765420311%, sequentially, as follows:

                  (a) to the Class A-8 Certificates up to the Class A-8 Priority Amount;

                  (b) to the Class A-5 Certificates, up to their Group II PAC Principal Amount with respect to such Distribution Date;

                  (c) to the Class A-6 Certificates up to their Group II Scheduled Principal Amount for such Distribution Date;

                  (d) to the Class A-7 Group II Accrual Companion Component, until the Component Principal Balance thereof has been reduced to zero;

                  (e) to the Class A-6 Certificates, without regard to their Group II Scheduled Principal Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  (f) to the Class A-5 Certificates, without regard to their Group II PAC Principal Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  (g) to the Class A-8 Certificates, without regard to the Class A-8 Priority Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero.

          As used above, the "Group I PAC Principal Amount" for any Distribution Date and for each Subclass of Group I PAC Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its initial Class A Subclass Principal Balance shown in the following tables with respect to such Distribution Date.

          As used above, the "Group II PAC Principal Amount" for any Distribution Date and for the Group II PAC Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its initial Class A Subclass Principal Balance shown in the following tables with respect to such Distribution Date.

          As used above, the "Group I Scheduled Principal Amount" for any Distribution Date and for the Group I Scheduled Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its initial Class A Subclass Principal Balance shown in the following table with respect to such Distribution Date.

          As used above, the "Group II Scheduled Principal Amount" for any Distribution Date and the Group II Scheduled Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its initial Class A Subclass Principal Balance shown in the following table with respect to such Distribution Date.

          The following tables set forth for each Distribution Date the planned Class A Subclass Principal Balances for each Subclass of PAC Certificates and the scheduled Class A Subclass Principal Balances for each Subclass of Scheduled Certificates, each expressed as a percentage of the initial Class A Subclass Principal Balance of such Subclass.

                   Planned Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balances

                             Class A-1 Certificates


                         Percentage of                          Percentage of                           Percentage of
                        Initial Class A                        Initial Class A                         Initial Class A
                           Subclass                               Subclass                                Subclass
                           Principal                              Principal                               Principal
Distribution Date           Balance      Distribution Date         Balance       Distribution Date         Balance

Up to and including                      March 2000             66.11243132%     October 2001           27.93290019%
September 1998           100.00000000%   April 2000             64.04548930      November 2001          25.98619977
October 1998              98.53365620    May 2000               61.98503922      December 2001          24.04565246
November 1998             97.00770876    June 2000              59.93106236      January 2002           22.11124143
December 1998             95.42260967    July 2000              57.88354012      February 2002          20.18294990
January 1999              93.77889433    August 2000            55.84245399      March 2002             18.26076123
February 1999             92.07720218    September 2000         53.80778550      April 2002             16.34465884
March 1999                90.31812602    October 2000           51.77951638      May 2002               14.43462631
April 1999                88.50256323    November 2000          49.75762837      June 2002              12.66281252
May 1999                  86.63137618    December 2000          47.74210335      July 2002              10.89662173
June 1999                 84.70572752    January 2001           45.73292332      August 2002             9.13603543
July 1999                 82.72804317    February 2001          43.73007030      September 2002          7.38103522
August 1999               80.70388079    March 2001             41.73352653      October 2002            5.63160283
September 1999            78.64019525    April 2001             39.74327419      November 2002           3.88772001
October 1999              76.54518255    May 2001               37.75929567      December 2002           2.14936856
November 1999             74.44549664    June 2001              35.78157346      January 2003            0.41653044
December 1999             72.35239772    July 2001              33.81009010      February 2003 and
January 2000              70.26586659    August 2001            31.84482826      thereafter              0.00000000
February 2000             68.18588412    September 2001         29.88577066


                             Class A-5 Certificates


                         Percentage of                          Percentage of                           Percentage of
                        Initial Class A                        Initial Class A                         Initial Class A
                           Subclass                               Subclass                                Subclass
                           Principal                              Principal                               Principal
Distribution Date           Balance      Distribution Date         Balance       Distribution Date         Balance

Up to and including                      July 1999              68.96143332%     June 2000              28.35721751%
September 1998           100.00000000%   August 1999            65.32853987      July 2000              24.74998885
October 1998              97.36796898    September 1999         61.62798210      August 2000            21.16079074
November 1998             94.62711470    October 1999           57.87534608      September 2000         17.58953116
December 1998             91.77859694    November 1999          54.12050276      October 2000           14.03611855
January 1999              88.82374876    December 1999          50.38444354      November 2000          10.50046209
February 1999             85.76411414    January 2000           46.66707253      December 2000           6.98247100
March 1999                82.60116465    February 2000          42.96829426      January 2001            3.48205548
April 1999                79.33695558    March 2000             39.28801387      February 2001 and
May 1999                  75.97348852    April 2000             35.62613682      thereafter              0.00000000
June 1999                 72.51333633    May 2000               31.98256921


                             Class A-9 Certificates

                         Percentage of                          Percentage of                           Percentage of
                        Initial Class A                        Initial Class A                         Initial Class A
                           Subclass                               Subclass                                Subclass
                           Principal                              Principal                               Principal
Distribution Date           Balance      Distribution Date         Balance       Distribution Date         Balance

Up to and including                         April 2003          37.59432648%       June 2003 and
January 2003             100.00000000%      May 2003            15.11127962        thereafter            0.00000000%
February 2003             82.77517638
March 2003                60.14888076


                  Scheduled Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balances

                             Class A-6 Certificates

                         Percentage of                          Percentage of                           Percentage of
                        Initial Class A                        Initial Class A                         Initial Class A
                           Subclass                               Subclass                                Subclass
                           Principal                              Principal                               Principal
Distribution Date           Balance      Distribution Date         Balance       Distribution Date         Balance

June 1997                99.48313974%    March 1999             70.07387139%     December 2000          39.68188367%
July 1997                98.84819583     April 1999             68.60630026      January 2001           38.51263390
August 1997              98.09536429     May 1999               67.10011969      February 2001          37.37029326
September 1997           97.22498208     June 1999              65.55823246      March 2001             34.78590392
October 1997             96.23752760     July 1999              63.98485159      April 2001             32.23533050
November 1997            95.13374471     August 1999            62.38734097      May 2001               29.71814256
December 1997            93.91439048     September 1999         60.77430926      June 2001              27.23391518
January 1998             92.58036290     October 1999           59.15538561      July 2001              24.78222873
February 1998            91.13270048     November 1999          57.55861729      August 2001            22.36266901
March 1998               89.57258108     December 1999          55.99539089      September 2001         19.97482700
April 1998               87.90132088     January 2000           54.46521912      October 2001           17.61829895
May 1998                 86.12037285     February 2000          52.96762110      November 2001          15.29268620
June 1998                84.23132477     March 2000             51.50212243      December 2001          12.99759511
July 1998                82.23589746     April 2000             50.06825492      January 2002           10.73263714
August 1998              80.13599546     May 2000               48.66555673      February 2002           8.49742862
September 1998           77.93370302     June 2000              47.29357212      March 2002              6.29159078
October 1998             76.74703110     July 2000              45.95185143      April 2002              4.11474958
November 1998            75.50842543     August 2000            44.63995094      May 2002                1.96653591
December 1998            74.21973280     September 2000         43.35743296      June 2002               0.58044302
January 1999             72.88295732     October 2000           42.10386554      July 2002 and
February 1999            71.50027530     November 2000          40.87882258      thereafter              0.00000000

                             Class A-10 Certificates

                         Percentage of                          Percentage of                           Percentage of
                        Initial Class A                        Initial Class A                         Initial Class A
                           Subclass                               Subclass                                Subclass
                           Principal                              Principal                               Principal
Distribution Date           Balance      Distribution Date         Balance       Distribution Date         Balance

June 1997               99.62854612%     March 2000            56.95904712%      November 2002         23.41530192%
July 1997               99.16510486      April 2000            55.50247048       December 2002         22.83325589
August 1997             98.60994728      May 2000              54.07390372       January 2003          22.26827496
September 1997          97.96333756      June 2000             52.67296988       February 2003         21.72011280
October 1997            97.22565018      July 2000             51.29929687       March 2003            21.18852633
November 1997           96.39746673      August 2000           49.95251743       April 2003            20.67327561
December 1997           95.47937897      September 2000        48.63226906       May 2003              20.17412387
January 1998            94.47208866      October 2000          47.33819391       June 2003             19.53065484
February 1998           93.37640706      November 2000         46.06993880       July 2003             18.44100114
March 1998              92.19325423      December 2000         44.82715511       August 2003           17.36821998
April 1998              90.92365801      January 2001          43.60949872       September 2003        16.31208387
May 1998                89.56875290      February 2001         42.41662998       October 2003          15.27236826
June 1998               88.12977865      March 2001            41.24821365       November 2003         14.24885151
July 1998               86.60807860      April 2001            40.10391881       December 2003         13.24131484
August 1998             85.00513955      May 2001              38.98341885       January 2004          12.24954232
September 1998          83.32258831      June 2001             37.88639139       February 2004         11.27332081
October 1998            82.15280711      July 2001             36.81251823       March 2004            10.31243994
November 1998           80.93079689      August 2001           35.76148530       April 2004             9.36669206
December 1998           79.65820070      September 2001        34.73298261       May 2004               8.43587220
January 1999            78.33680797      October 2001          33.72670418       June 2004              7.63782098
February 1999           76.96857025      November 2001         32.74234802       July 2004              6.85250662
March 1999              75.55544054      December 2001         31.77961605       August 2004            6.07974892
April 1999              74.09973043      January 2002          30.83821409       September 2004         5.31937012
May 1999                72.60375060      February 2002         29.91785175       October 2004           4.57119482
June 1999               71.07014850      March 2002            29.01824244       November 2004          3.83505001
July 1999               69.50286506      April 2002            28.13910328       December 2004          3.11076491
August 1999             67.90896295      May 2002              27.28015509       January 2005           2.39817113
September 1999          66.29676088      June 2002             26.59036025       February 2005          1.69710247
October 1999            64.67562065      July 2002             25.91917837       March 2005             1.00739500
November 1999           63.07316543      August 2002           25.26634295       April 2005             0.32888697
December 1999           61.50068014      September 2002        24.63159090       May 2005 and
January 2000            59.95776254      October 2002          24.01466263       thereafter             0.00000000
February 2000           58.44401551

          (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal
Distribution  Amount  shall  be  distributed  among  the  Subclasses  of Class A
Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Class A Subclass Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

          (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

          (A) if the Current Class M Fractional Interest is less than the Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

          (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Class M Principal Balance and/or the Class B Subclass Principal Balances of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated
Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment
Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

          (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.25, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass, other than in connection with the distributions in reduction of the principal balance of the Class A-3 Certificates, the aggregate of the Percentage Interests represented by Certificates of the applicable Class or Subclass of Certificates held by such Holder and, in the case of the Class A-3 Certificates, as provided in Section 4.07) of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

          In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-R Certificate), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates or the notional amount of the Class A-WIO Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a).

          (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Section 4.02.  Allocation of Realized Losses.

          (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

          first, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

          second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

          third, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

          fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

          fifth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero;

          sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

          seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

          This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

          (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-7 and Class A-PO Certificates), the Class A-7 Group I Accrual Companion Component and the Class A-7 Group II Accrual Companion Component in accordance with the Class A Subclass Loss Percentages and Component Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

          (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to
Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

          (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such Recovery. In the event that the amount of such recovery exceeds the amount of such Recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a
Liquidated Loan such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class and Subclass of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class or Subclass would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

          (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates, Class M Certificates and Class B Certificates, pro rata based on the Class A Interest Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-7 Certificates) and the Class A-7 Components based on their Class A Subclass Interest Percentages and Component Interest Percentages, as the case may be. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-7 Certificates) and the Class A-7 Components based on their Class A Subclass Interest Percentages and Component Interest Percentages, as the case may be.

          (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

Section 4.03.  Paying Agent.

          (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

          The Master Servicer may, at any time, remove or replace the Paying Agent.

          The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

          (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

          (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

          (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

Section 4.04. Statements to Certificateholders; Report to the Trust Administrator and the Seller.

          Concurrently with each distribution pursuant to Section 4.01(d), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

          (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

          (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (iv) (a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

          (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

          (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

          (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

          (ix) the Class A Principal Balance, the Component Principal Balances of the Class A-7 Components, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

          (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

          (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

          (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xv) the Class M Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvii) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xviii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

          (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

          (xx) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

          (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

          (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

          (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

          (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

          (xxvii) in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount and Class A-WIO Pass-Through Rate for such Distribution Date;

          (xxiii) the Class A-PO Deferred Amount, if any; and

          (xix) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns; and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

          In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-WIO and Class A-R Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination and as a dollar amount per Class A-WIO Certificate with a 1% Denomination.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses
(iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

          Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

          In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class M or Class B Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05.  Reports to Mortgagors and the Internal Revenue Service.

          The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trust Administrator acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

Section 4.06 Calculation of Amounts; Binding Effect of Interpretations and Actions of Master Servicer.

          The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

Section 4.07  Distributions in Reduction of the Class A-3 Certificates.

          Distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of such Subclass or by mandatory distributions by random lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (f) below.

          (a) On each Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates are made, such distributions will be made with respect to such Subclass in response to any request by the personal representatives of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate principal balance for such Subclass of $100,000 per request;

          Thereafter, distributions will be made, with respect to such Subclass, as provided above up to a second $100,000. This sequence of priorities will be repeated for each request for principal distributions for such Subclass made on behalf of Deceased Holders of the Class A-3 Certificates until all such requests have been honored.

          For each such sequence of priorities described above, requests for distributions in reduction of the principal balances of Class A-3 Certificates presented on behalf of Deceased Holders as provided above will be accepted in order of their receipt by the Clearing Agency. All requests for distributions in reduction of the principal balances of the Class A-3 Certificates will be accepted in accordance with the provisions set forth in Section 4.07(c). All requests for distributions in reduction of the principal balance of Class A-3 Certificates with respect to any Distribution Date must be received by the Clearing Agency and forwarded to, and received by, the Trust Administrator no later than the close of business on the related Record Date. Requests for distributions which are received by the Clearing Agency and forwarded to, and received by, the Trust Administrator after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the principal balance of Class A-3 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.07(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate representative of the Deceased Holder of the related Class A-3 Certificate, all in accordance with the procedures of the Clearing Agency and the Trust Administrator. Upon the transfer of beneficial ownership of any Class A-3 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trust Administrator of notification of such withdrawal using a form required by the Clearing Agency.

          Distributions in reduction of the principal balances of the Class A-3 Certificates will be applied, in the aggregate with respect to such Subclass, in an amount equal to the Class A Non-PO Principal Distribution Amount allocable to such Subclass pursuant to Section 4.01(b), minus amounts to repay any funds withdrawn from the Rounding Account for the prior Distribution Date, plus any amounts available for distribution from the Rounding Account for such Subclass established as provided in Section 4.07(e), provided that the aggregate distribution in reduction of the Class A Subclass Principal Balance of such Subclass on any Distribution Date is made in an integral multiple of $1,000.

          To the extent that the portion of the Class A Non-PO Principal Distribution Amount allocable to distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates on any Distribution Date (minus amounts to repay any funds withdrawn from the Rounding Account on the prior Distribution Date and plus any amounts required to be distributed from the Rounding Account pursuant to Section 4.07(e)) exceeds the aggregate principal balances of Class A-3 Certificates with respect to which distribution requests, as set forth above, have been received distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates will be made by mandatory distribution pursuant to Section 4.07(d).

          (b) A Class A-3 Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.07 if the death of the Beneficial Owner thereof is deemed to have occurred. Class A-3 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Owner, and the Class A-3 Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the principal balance of such Subclass thereof, subject to the limitations stated above. Class A-3 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Owners of a number of Individual Class A-3 Certificates greater than the number of Individual Class A-3 Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Owner of the Class A-3 Certificates owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Class A-3 Certificates will be deemed to be the death of the Beneficial Owner of such Class A-3 Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trust Administrator. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class A-3 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the principal balances of the Class A-3 Certificates payable with respect thereto. The Trust Administrator shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Owner. The Trust Administrator may rely entirely upon documentation delivered to it pursuant to Section 4.07(c) in establishing the eligibility of any Beneficial Owner to receive the priority accorded Deceased Holders in Section 4.07(a).

          (c) Requests for distributions in reduction of the principal balance of Class A-3 Certificates must be made by delivering a written request therefor to the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains the account evidencing such Deceased Holder's interest in Class A-3 Certificates. Appropriate evidence of death and any tax waivers are required to be forwarded to the Trust Administrator under separate cover. The Clearing Agency Participant should in turn make the request of the Clearing Agency (or, in the case of a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) on a form required by the Clearing Agency and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trust Administrator. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Neither the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Clearing Agency Indirect Participant.

          The Trust Administrator shall maintain a list of those Clearing Agency Participants representing the appropriate Deceased Holders of Class A-3 Certificates that have submitted requests for distributions in reduction of the principal balance of Certificates of such Subclass, together with the order of receipt and the amounts of such requests. The Clearing Agency will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.07(a) above). The Trust Administrator shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.07. The exact procedures to be followed by the Trust Administrator and the Clearing Agency for purposes of determining such priorities and limitations will be those established from time to time by the Trust Administrator or the Clearing Agency, as the case may be. The decisions of the Trust Administrator and the Clearing Agency concerning such matters will be final and binding on all affected persons.

          Individual Class A-3 Certificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due with respect to interest on such Certificates after such last day of the month.

          Any request on behalf of a Deceased Holder for a distribution may be withdrawn by so notifying in writing the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains such Deceased Holder's account. In the event that such account is maintained by a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant which in turn must forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trust Administrator. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trust Administrator on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Class A Subclass Principal Balance of Class A-3 Certificates on such Distribution Date.

          In the event any requests for distributions in reduction of the principal balance of Class A-3 Certificates are rejected by the Trust Administrator for failure to comply with the requirements of this Section 4.07, the Trust Administrator shall return such request to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

          (d) To the extent, if any, that distributions in reduction of the Class A Subclass Principal Balance of Class A-3 Certificates on a Distribution Date exceed the outstanding principal balances of Certificates of such Subclass with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.07(a) above, distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Class A-3 Certificates will be made by random lot in accordance with the then-applicable random lot procedures of the Clearing
Agency,  the  Clearing  Agency  Participants  and the Clearing  Agency  Indirect
Participants representing the Beneficial Owners; provided, however, that, if after the distribution in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the principal balance of Class A-3 Certificates would not be reduced to zero, the Individual Class A-3 Certificates to which such distributions will be applied shall be selected by the Clearing Agency from those Class A-3 Certificates not otherwise receiving distributions in reduction of the principal balance on such Distribution Date. The Trust Administrator shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Clearing Agency Indirect Participant will then select, in accordance with its own random lot procedures, Individual Class A-3 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the principal balance of the Certificates of such Subclass, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Clearing Agency Indirect Participant by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Clearing Agency Indirect Participants which hold Class A-3 Certificates selected for mandatory distributions in reduction of the principal balances are required to provide notice of such mandatory distributions to the affected Beneficial Owners. The Master Servicer agrees to notify the Trust Administrator of the amount of distributions in reduction of the principal balances of Class A-3 Certificates to be made on each Distribution Date in a timely manner such that the Trust Administrator may fulfill its obligations pursuant to the Letter of Representations dated the Business Day immediately preceding the Closing Date among the Seller, the Trust Administrator and the Clearing Agency.

          (e) On the Closing Date, the Rounding Account shall be established with the Trust Administrator and the Seller shall cause to be initially deposited with the Trust Administrator a $999.99 deposit for the Rounding Account. On each Distribution Date on which a distribution is made in reduction of the principal balance of the Class A-3 Certificates, funds on deposit in the Rounding Account shall be available to be applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class A Subclass Principal Balance to be made on the Class A-3 Certificates. Rounding of such distribution on the Class A-3 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the principal balance of the Class A-3 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the principal balance of the Class A-3 Certificates are to be made, the aggregate amount of such distributions allocable to the Class A-3 Certificates shall be applied first to repay any funds withdrawn from the Rounding Account on the prior Distribution Date, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the principal balance of the Class A-3 Certificates; this process shall continue on succeeding Distribution Dates until the Class A Subclass Principal Balance of the Class A-3 Certificates has been reduced to zero. The funds in the Rounding Account shall be held in a non-interest bearing account and shall not be reinvested.

          Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates will reduce the Class A Subclass Principal Balance thereof to zero or in the event that distributions in reduction of the Class A Subclass Principal Balance of the Class A-3 Certificates are made in accordance with the provisions set forth in Section 4.07(f), an amount equal to the difference between $1,000 and the sum then held in the Rounding Account shall be paid from the Pool Distribution Amount to the Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to the Holder of the Class A-R Certificate.

          (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-3 Certificateholders occurring on or after the earliest to occur of (i) the Cross-Over Date, (ii) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (iii) the date on which Fraud Losses exceed the Fraud Loss Amount and (iv) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of the Class A-3 Certificates will be made on a pro rata basis among the Holders of the Class A-3 Certificates and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

          (g) In the event that Definitive Certificates representing the Class A-3 Certificates are issued pursuant to Section 5.07, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the principal balances of the Class A-3 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-3 Certificates, with the provisions of this Section 4.07.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

          (a) The Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R Certificate, integral multiples of $1,000 in excess thereof or 1% Percentage Interest in the case of the Class A-WIO Certificates (except, if necessary, for one Certificate of each Class or Subclass (other than the Class A-WIO and Class A-R Certificates) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance, Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-PO, A-WIO, A-R, B-1, B-2, B-3, B-4, B-5, C, and
D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Until such time as  Definitive  Certificates  are issued  pursuant  to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

          "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trust Administrator or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

          (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

          Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

          (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All  Certificates  surrendered  for  transfer  and  exchange  shall be
canceled  by  the  Certificate   Registrar,   the  Trust  Administrator  or  the
Authenticating Agent in accordance with their standard procedures.

          (b) No transfer of a Class A-WIO, Class B-3, Class B-4 or Class B-5 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-WIO, Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trust Administrator shall require the transferee (other than of a Class A-WIO Certificate where such transferee is an affiliate of the Seller and such transfer is made on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class A-WIO, Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class A-WIO, Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

          (c) No transfer of a Class A-WIO Certificate (other than to an affiliate of the Seller on the Closing Date), or a Class M or Class B Certificate shall be made unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-WIO, Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class M, Class B-1 or Class B-2 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code
Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (b) (other than with respect to a Class A-WIO Certificate) if such transferee is an insurance company, the source of funds used to purchase the Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class A-WIO, Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class A-WIO, Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and
(B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class A-WIO, Class M and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

          (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R
Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that
(i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest,
(iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

          The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

          Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R
Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

          Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator, or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05.  Access to List of Certificateholders' Names and Addresses.

          (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

          (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

          (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06.  Maintenance of Office or Agency.

          The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07.  Definitive Certificates.

          If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08.  Notices to Clearing Agency.

          Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01.  Liability of the Seller and the Master Servicer.

          The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

Section 6.02.  Merger or Consolidation of the Seller or the Master Servicer.

          Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

          Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04.  Resignation of the Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05.  Compensation to the Master Servicer.

          The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06.  Assignment or Delegation of Duties by Master Servicer.

          The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, the Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07. Indemnification of Trustee, Trust Administrator and Seller by Master Servicer.

          The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                  ARTICLE VII

                                    DEFAULT

Section 7.01.  Events of Default.

          In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

          (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHMLC, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02.  Other Remedies of Trustee.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03. Directions by Certificateholders and Duties of Trustee During Event of Default.

          During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04. Action upon Certain Failures of the Master Servicer and upon Event of Default.

          In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or Trust Administrator may, but need not if the Trustee or Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05.  Trust Administrator to Act; Appointment of Successor.

          When the Master Servicer  receives  notice of termination  pursuant to
Section 7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust
Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06.  Notification to Certificateholders.

          Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

Section 8.01.  Duties of Trustee and Trust Administrator.

          The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Trust
Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicers pursuant to Articles III, IV and IX.

          No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

          (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of
     Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator, under this Agreement; and

          (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

          None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02.  Certain Matters Affecting the Trustee and the Trust
               Administrator.

          Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Trust Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 8.03. Neither Trustee nor Trust Administrator Required to Make Investigation.

          Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

Section 8.04. Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05.  Trustee and Trust Administrator May Own Certificates.

          Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent.

Section 8.06.  The Master Servicer to Pay Fees and Expenses.

          The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07.  Eligibility Requirements.

          Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08.

Section 8.08.  Resignation and Removal.

          Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust
Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

          If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

          The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

          Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09.  Successor.

          Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

          Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10.  Merger or Consolidation.

          Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to not qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

Section 8.11.  Authenticating Agent.

          The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

          The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

                  The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12.  Separate Trustees and Co-Trustees.

          The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

          Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

          No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

          The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

          The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

Section 8.13.  Appointment of Custodians.

          The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in
Section 10.01(a).

Section 8.14.  Tax Matters; Compliance with REMIC Provisions.

          (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the REMIC property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code
Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-WIO and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee and the Trust Administrator that such occurrence would not (a) result in a taxable gain,
(b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and
(xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

          In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

          (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee to perform its obligations under this Section 8.14.

Section 8.15.  Monthly Advances.

          In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                  TERMINATION

Section 9.01. Termination upon Purchase by the Seller or Liquidation of All Mortgage Loans.

          Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.24. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

          Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and
(C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

          Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass
Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i),
(ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

          In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02.  Additional Termination Requirements.

          In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01.  Amendment.

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

          Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

          (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trust Administrator or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

          (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

          (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month
               Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

          A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

Section 10.02.  Recordation of Agreement.

          This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.  Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.  Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.  Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

          For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

Section 10.06.  Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.  Special Notices to Rating Agencies.

          (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 10.01(a);

          (ii) any sale or  transfer  of the Class B  Certificates  pursuant  to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

          (iv) any resignation of the Master Servicer pursuant to Section 6.04;

          (v) the  occurrence  of any of the  Events  of  Default  described  in
     Section 7.01;

          (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

          (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

          (viii) the making of a final payment pursuant to Section 9.01.

          (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

          (i) the appointment of a Custodian pursuant to Section 2.02;

          (ii)  the   resignation  or  removal  of  the  Trustee  or  the  Trust
     Administrator pursuant to Section 8.08;

          (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

          (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

          (c) The Master Servicer shall deliver to each Rating Agency:

          (i) reports prepared pursuant to Section 3.05; and

          (ii) statements prepared pursuant to Section 4.04.

Section 10.08.  Covenant of Seller.

          The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09.  Recharacterization.

          The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01.  Class A Fixed Pass-Through Rate.

          The Class A Fixed Pass-Through Rate is 7.500% per annum.

Section 11.02.  Cut-Off Date.

          The Cut-Off Date for the Certificates is May 1, 1997.

Section 11.03.  Cut-Off Date Aggregate Principal Balance.

          The Cut-Off Date Aggregate Principal Balance is $274,419,190.99.

Section 11.04.  Original Class A Percentage.

          The Original Class A Percentage is 95.73541686%.

Section 11.05.  Original Class A Subclass Principal Balances.

          As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                              Original Class A
          Class A Subclass               Subclass Principal Balance
          ----------------               --------------------------
             Class A-1                       $   34,494,000.00
             Class A-2                       $    8,510,000.00
             Class A-3                       $   19,000,000.00
             Class A-4                       $   39,900,000.00
             Class A-5                       $   10,671,000.00
             Class A-6                       $   24,439,000.00
             Class A-7                       $    4,030,000.00
             Class A-8                       $   35,840,000.00
             Class A-9                       $    2,625,000.00
             Class A-10                      $   82,320,900.00
             Class A-PO                      $      925,839.65
             Class A-R                       $          100.00

Section 11.06.  Original Component Principal Balances.

          As to the following Class A-7 Components, the Component Principal Balance of such Component as of the Cut-Off Date, as follows:

                                                             Original Component
          Class A-7 Components                               Principal Balance
          --------------------                               -----------------

          Class A-7 Group I Accrual Companion Component       $  3,300,000.00
          Class A-7 Group II Accrual Companion Component      $    730,000.00

Section 11.07.  Original Class A Non-PO Principal Balance.

          The Original Class A Non-PO Principal Balance is $261,830,000.00.

Section 11.08.  Original Subordinated Percentage.

          The Original Subordinated Percentage is 4.26458314%.

Section 11.09.  Original Class M Percentage.

          The Original Class M Percentage is 1.40478735%.

Section 11.10.  Original Class M Principal Balance.

          The Original Class M Principal Balance is $3,842,000.00.

Section 11.11   Original Class M Fractional Interest.

          The Original Class M Fractional Interest is 2.85979578%.

Section 11.12   Original Class B-1 Percentage.

          The Original Class B-1 Percentage is 1.45487997%.

Section 11.13.  Original Class B-2 Percentage.

          The Original Class B-2 Percentage is 0.55175016%.

Section 11.14.  Original Class B-3 Percentage.

          The Original Class B-3 Percentage is 0.30128703%.

Section 11.15.  Original Class B-4 Percentage.

          The Original Class B-4 Percentage is 0.25082877%.

Section 11.16.  Original Class B-5 Percentage.

          The Original Class B-5 Percentage is 0.30104986%.

Section 11.17.  Original Class B Principal Balance.

          The Original Class B Principal Balance is $7,821,351.34.

Section 11.18.  Original Class B Subclass Principal Balances.

          As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                              Original Class B
          Class B Subclass               Subclass Principal Balance
          ----------------               --------------------------

             Class B-1                        $  3,979,000.00
             Class B-2                        $  1,509,000.00
             Class B-3                        $    824,000.00
             Class B-4                        $    686,000.00
             Class B-5                        $    823,351.34

Section 11.19.  Original Class B-1 Fractional Interest.

          The Original Class B-1 Fractional Interest is 1.40491581%.

Section 11.20.  Original Class B-2 Fractional Interest.

          The Original Class B-2 Fractional Interest is 0.85316565%.

Section 11.21.  Original Class B-3 Fractional Interest.

          The Original Class B-3 Fractional Interest is 0.55187862%.

Section 11.22.  Original Class B-4 Fractional Interest.

          The Original Class B-4 Fractional Interest is 0.30104985%.

Section 11.23.  Closing Date.

          The Closing Date is May 28, 1997.

Section 11.24.  Right to Purchase.

          The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $27,441,919.10 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.25.  Wire Transfer Eligibility.

          With respect to the Class A Certificates (other than the Class A-WIO Certificates) the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000. With respect to the Class A-WIO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 25% Percentage Interest. The Class A-7, Class A-9, Class A-PO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are not eligible for wire transfer; provided, however, that for so long as the Holder of a Class A-7 or Class A-9 Certificate is the Clearing Agency or its nominee, the Class A-7 and Class A-9 Certificates shall be entitled to payment by wire transfer.

Section 11.26.  Single Certificate.

          A Single Certificate for each Subclass of Class A Certificates (other than the Class A-2, Class A-3, Class A-WIO and Class A-R Certificates), the Class M Certificates and the Class B Certificates (other than the Class B-3, Class B-4, and Class B-5 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-2 and Class A-3 Certificates represents a
$1,000 Denomination. A Single Certificate for the Class A-WIO Certificates represents a Denomination of 33% Percentage Interest. A Single Certificate for the Class A-R Certificate represents a $100 Denomination. The Class B-3, Class B-4 and Class B-5 Certificates will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

Section 11.27.  Servicing Fee Rate.

          The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.28.  Master Servicing Fee Rate.

          The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.016% per annum.

          IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                           NORWEST ASSET SECURITIES
                                           CORPORATION
                                            as Seller

                                           By:
                                              -----------------------------
                                              Name:
                                              Title:

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION
                                            as Master Servicer

                                           By:
                                              -----------------------------
                                              Name:
                                              Title:

                                           FIRST UNION NATIONAL BANK OF NORTH
                                           CAROLINA
                                            as Trust Administrator

                                           By:
                                              -----------------------------
                                              Name:
                                              Title:

Attest:
By:-------------------------------------
Name:-----------------------------------
Title:----------------------------------


                                           FIRSTAR TRUST COMPANY
                                            as Trustee


                                           By:
                                              -----------------------------
                                              Name:
                                              Title:


                                           By:
                                              -----------------------------
                                              Name:
                                              Title:

STATE OF NEW YORK  )
                     ss.:
COUNTY OF NEW YORK )

          On this 28th day of May, 1997, before me, a notary public in and for the State of New York, personally Patrick Greene, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is an Assistant Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

          On this 28th day of May, 1997, before me, a notary public in and for the State of New York, personally appeared Richard Poska, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

          On this 28th day of May, 1997, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                         ss.:
COUNTY OF               )

          On this 28th day of May, 1997, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN )
                    ss.:
COUNTY OF          )

          On this 28th day of May, 1997, before me, a notary public in and for the State of Wisconsin, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at ________________, Wisconsin; that s/he is a ____________________ of Firstar
Trust Company, a ________________________, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN )
                    ss.:
COUNTY OF          )

          On this 28th day of May, 1997, before me, a notary public in and for the State of Wisconsin, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at ________________, Wisconsin; that s/he is a ____________________ of Firstar
Trust Company, a ________________________, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

    Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                 Series 1997-8
                 Applicable Unscheduled Principal Receipt Period

                                        Full Unscheduled     Partial Unscheduled
Servicer                               Principal Receipts     Principal Receipts
--------                               ------------------     ------------------

Norwest Mortgage, Inc. (Exhibit F-1)      Prior Month           Prior Month

Norwest Mortgage, Inc. (Exhibit F-2)      Mid-Month             Mid-Month

Cimarron Mortgage Corp.                   Prior Month           Prior Month

National City Mortgage Company            Prior Month           Prior Month

First Union Mortgage Corporation          Prior Month           Prior Month

Suntrust Mortgage, Inc.                   Prior Month           Prior Month

Countrywide Home Loans                    Prior Month           Prior Month

The Huntington Mortgage Company           Prior Month           Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
           OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR
               OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997


Percentage Interest evidenced            Denomination: $
by this Certificate:  %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
 Trust Administrator

By
  ------------------------------
  Authorized Officer



Countersigned:

First Union National Bank of North Carolina,
 Trust Administrator

By
  ------------------------------
  Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
       OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS
        AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                         CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
 Trust Administrator

By
  -------------------------------
  Authorized Officer



Countersigned:

First Union National Bank of North Carolina,
 Trust Administrator

By
  -------------------------------
  Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest to be distributed to Holders of Class A-3 Certificates on such Distribution Date as specified in the Agreement. Distributions of principal will be made to the Holders of the Class A-3 Certificates as described below and in the Agreement. Prior to the first Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-3 Certificateholders occurring on or after the earliest to occur of (a) the Cross-Over Date, (b) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (c) the date on which Fraud Losses exceed the Fraud Loss Amount and (d) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of this Certificate will be made only in lots equal to $1,000 initial principal balance and in accordance with the priorities and procedures set forth in Section 4.07 of the Agreement (i) at the request of authorized representatives of Deceased Holders and (ii) by random lot. On and after such Distribution Date, distributions in reduction of principal balance will be made as provided in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
  ----------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By
   ---------------------------
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE,THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
  ---------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE,THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
  ----------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By ----------------------------
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By --------------------------
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          UNTIL THE CLASS A-7  GROUP I  ACCRUAL  COMPANION  COMPONENT  ACCRETION
TERMINATION DATE AND CLASS A-7 GROUP II ACCRUAL COMPANION COMPONENT ACCRETION TERMINATION DATE, RESPECTIVELY, THE INTEREST THAT ACCRUES ON RELATED PORTIONS OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions of interest and in reduction of principal balance, the Class A-7 Certificates consist of two components (each, a
"Component" and individually, the "Class A-7 Group I Accrual Companion Component" and the "Class A-7 Group II Accrual Companion Component"). The amount of interest which accrues on the Class A-7 Certificates in any one-month period will equal the sum of the interest which accrues on the Class A-7 Group I Accrual Companion Component and the Group II Accrual Companion Component. Interest with respect to each Component will accrue during each one-month period in an amount equal to the product of (i) 1/12th of 7.500% and (ii) the outstanding Component Principal Balance of such Component. Prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, no distribution of interest on this Certificate with respect to its Class A-7 Group I Accrual Companion Component will be made. Prior to the Class A-7 Group I Accrual Companion Component Accretion Termination Date, interest otherwise available for distribution on this Certificate with respect to its Class A-7 Group I Accrual Companion Component will be added to the Component Principal
Balance of such Component on each Distribution Date. Prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, no distribution of interest on this Certificate with respect to its Class A-7 Group II Accrual Companion Component will be made. Prior to the Class A-7 Group II Accrual Companion Component Accretion Termination Date, interest otherwise available for distribution on this Certificate with respect to its Class A-7 Group II Accrual Companion Component will be added to the Component Principal Balance of such Component on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates with respect to their Class A-7 Group I Accrual Companion Component and Class A-7 Group II Accrual Companion Component.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, at an issue price of 96.06250%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 29.81019950%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.92%; and
(iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.64208492%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
  ----------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By
   ---------------------------
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer

                                 EXHIBIT A-WIO
                    [FORM OF FACE OF CLASS A-WIO CERTIFICATE]


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.




                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8 CLASS A-WIO

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced
by this Certificate:      %

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-WIO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-WIO Certificates required to be distributed to Holders of Class A-WIO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-WIO Certificates will not be entitled to distributions in respect of principal. Interest will accrue on the Class A-WIO Certificates during each month in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.500% and (B) the Class A-WIO Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-WIO Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class A-WIO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, at an issue price of 1.78301% of the initial Class A-WIO Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the Pass-Through Rate hereon changes in accordance with the Prepayment
Assumption: (i) the amount of OID as a percentage of the initial Class A-WIO Notional Amount is approximately 1.18910368%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.32%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial Class A-WIO Notional Amount, calculated using the exact method, is approximately 0.01513597%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator
By
   --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator
By
   --------------------------
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), Firstar Trust Company, as trustee (the "Trustee"), and First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, at an issue price of 60.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 40.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.89%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.39978630%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By --------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: 100%

          THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

                                    First Union National Bank of North Carolina,
                                    Trust Administrator


                                     By
                                        ------------------------------
                                        Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and the Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   --------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By
   --------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, and based on its issue price of 97.18750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus three days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.87500000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.90%; and
(iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01322454%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   ----------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By
   --------------------------
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, and based on its issue price of 88.56250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus three days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 11.50000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.22%; and
(iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.04946054%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   ---------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, and based on its issue price of 68.56250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus three days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 31.50000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 13.17%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.11417490%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   ---------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By
   ----------------------------
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-8, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on May 28, 1997, and based on its issue price of 37.56250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus three days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 235% SPA (as defined in the Prospectus Supplement dated May 22, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 62.50000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 25.03%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1997 to June 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.14192490%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   ----------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By
   --------------------------
   Authorized Officer

                                    EXHIBIT C

                      [Form of Face of Class M Certificate]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-8, CLASS M


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:   May 1, 1997

CUSIP No.:                               First Distribution Date:  June 25, 1997

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Class M Pass-Through Rate applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN  WITNESS  WHEREOF,   the  Trust   Administrator   has  caused  this
Certificate to be duly executed as of the date set forth below.


Dated:  May 28, 1997

First Union National Bank of North Carolina,
  Trust Administrator

By
   ---------------------------
   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trust Administrator


By
   --------------------------
   Authorized Officer

                                    EXHIBIT D


                 [Form of Reverse of Series 1997-8 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-8

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address: _______________________________________________________________________
________________________________________________________________________________

Social Security or other Identifying Number of Assignee:
________________________________________________________________________________

Dated:

                                           -----------------------------------
                                           Signature by or on behalf of assignor

                                           -----------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to for the account of _____________________________ ________________ account number _______________, or, if mailed by check, to
___________________________________.  Applicable  statements should be mailed to
________________________________________________________.

          This information is provided by __________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK OF NORTH CAROLINA, not individually, but solely as Trust
Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                         W I T N E S S E T H   T H A T

          WHEREAS, the Seller, the Master Servicer, the Trust Administrator and Firstar Trust Company, as trustee, have entered into a Pooling and Servicing Agreement dated as of May 28, 1997 relating to the issuance of Mortgage Pass-Through Certificates, Series 1997-8 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

          Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

          Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

          Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

          Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to
Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

          From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

          Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

          Section 3.1. Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5. Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

          Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

          Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                     FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA

230 South Tryon Street                       By:
Charlotte, North Carolina,  28288            Name:
                                             Title:



Address:                                     NORWEST ASSET SECURITIES
                                             CORPORATION
7485 New Horizon Way
Frederick, Maryland  21703                   By:
                                             Name:
                                             Title:



Address:                                     NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION
7485 New Horizon Way
Frederick, Maryland  21703                   By:
                                             Name:
                                             Title:


Address:                                     [CUSTODIAN]

                                             By:
                                             Name:
                                             Title:

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

          On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                           -------------------------------------
                                                        Notary Public

[NOTARIAL SEAL]



STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

          On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                           -------------------------------------
                                                        Notary Public


[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

          On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                           -------------------------------------
                                                        Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

          On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                           -------------------------------------
                                                        Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1

            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1997-8  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION
LOANS

  (i)           (ii)                     (iii)     (iv)     (v)      (vi)     (vii)     (viii)        (ix)
  ---           ----                     -----     ----     ---      ----     -----     ------        ----
                                                            NET                                      CUT-OFF
MORTGAGE                                         MORTGAGE MORTGAGE  CURRENT  ORIGINAL  SCHEDULED      DATE
  LOAN                             ZIP  PROPERTY INTEREST INTEREST  MONTHLY    TERM    MATURITY     PRINCIPAL
 NUMBER         City        STATE CODE    TYPE     RATE     RATE    PAYMENT  MATURITY    DATE        BALANCE
 ------         ----        ----- ----    ----     ----     ----    -------  --------    ----        -------

6993098  BELLEVUE            WA   98004   SFD      8.375    8.109  $2,067.40   360     1-Sep-26    $270,613.96
6993473  EDEN PRAIRIE        MN   55347   PUD      8.625    8.359  $2,292.15   360     1-Nov-26    $293,637.11
6993480  LA JOLLA            CA   92037   SFD      8.625    8.359  $2,924.49   360     1-Oct-26    $374,412.16
6994543  NOVI                MI   48375   SFD      7.250    6.984  $1,500.79   360     1-Jan-27    $219,307.27
6994545  BRECKENRIDGE        CO   80424   PUD      7.625    7.359  $1,557.15   360     1-Dec-26    $219,193.65
6994655  LEXINGTON           KY   40503   SFD      7.500    7.234  $1,538.27   360     1-Jan-27    $219,184.94
6994669  CHEVY CHASE         MD   20815   SFD      7.875    7.609  $3,835.62   360     1-Jan-27    $527,529.37
6994676  NORTHBOROUGH        MA   01532   SFD      7.125    6.859  $1,475.44   360     1-Jan-27    $218,293.22
6994685  PARK RIDGE          IL   60068   SFD      8.750    8.484  $2,556.78   360     1-Jan-27    $324,243.82
6994733  RICHMOND            TX   77469   SFD      7.750    7.484  $1,538.14   360     1-Jan-27    $214,087.96
6994749  PROSPECT HEIGHTS    IL   60070   SFD      7.875    7.609  $1,827.17   360     1-Jan-27    $251,299.46
6994754  CHICAGO             IL   60614   LCO      8.125    7.859  $1,852.53   360     1-Jan-27    $248,840.52
6994863  WHEATON             IL   60187   SFD      8.250    7.984  $2,081.01   360     1-Jan-27    $276,286.15
6994909  BLAINE              MN   55449   SFD      8.125    7.859  $1,744.87   360     1-Jan-27    $234,378.83
6994910  GLENVIEW            IL   60025   SFD      8.000    7.734  $3,301.94   360     1-Jan-27    $448,780.11
6995058  LINO LAKES          MN   55038   SFD      7.875    7.609  $1,798.18   360     1-Jan-27    $247,310.53
6995059  AFTON               MN   55001   SFD      7.875    7.609  $1,827.17   360     1-Jan-27    $251,299.46
6995060  ROSEVILLE           MN   55113   SFD      7.750    7.484  $1,626.97   360     1-Jan-27    $226,251.99
6995269  BEND                OR   97701   SFD      7.625    7.359  $3,997.62   360     1-Jan-27    $563,149.20
6995348  OAK PARK            IL   60302   SFD      8.000    7.734  $2,893.97   360     1-Jan-27    $391,327.57
6995351  AUSTIN              TX   78737   SFD      8.375    8.109  $1,936.66   360     1-Jan-27    $254,159.86
6995355  MAPLE VALLEY        WA   98038   SFD      7.875    7.609  $1,664.03   360     1-Feb-27    $229,023.07
6995366  SCOTTSDALE          AZ   85262   PUD      7.875    7.609  $1,798.17   360     1-Jan-27    $247,310.57
6995477  LOS ANGELES         CA   90069   SFD      8.125    7.859  $3,898.11   360     1-Feb-27    $523,962.74
6995559  VALENCIA AREA       CA   91354   SFD      7.375    7.109  $1,519.49   360     1-Jan-27    $219,324.17
6995569  CHESTERFIELD        MO   63005   SFD      7.500    7.234  $2,307.41   360     1-Jan-27    $329,011.14
6995573  DENVER              CO   80209   SFD      7.750    7.484  $1,547.45   360     1-Feb-27    $215,539.69
6995594  SAN CLEMENTE        CA   92673   SFD      7.750    7.484  $3,925.94   360     1-Feb-27    $546,432.17
6995604  MAHWAH              NJ   07430   LCO      8.250    7.984  $2,878.85   360     1-Feb-27    $382,461.90
6995670  WOODBURY            MN   55125   SFD      7.500    7.234  $3,828.20   360     1-Feb-27    $546,273.40
6995744  ISSAQUAH            WA   98029   SFD      8.000    7.734  $2,465.39   360     1-Feb-27    $335,311.15
6995771  STILLWATER          MN   55082   SFD      7.750    7.484  $2,149.24   360     1-Jan-27    $299,144.80
6995905  GLADWYNE            PA   19035   SFD      7.500    7.234  $4,544.89   360     1-Mar-27    $649,032.21
6995914  VACAVILLE           CA   95687   SFD      7.500    7.234  $2,272.45   360     1-Feb-27    $324,271.87
6995933  WEST CHESTER        PA   19380   SFD      8.375    8.109  $1,945.78   360     1-Feb-27    $255,519.33
6995961  VILLANOVA           PA   19085   SFD      8.250    7.984  $6,573.58   360     1-Mar-27    $873,880.26
6996073  WASHINGTON          DC   20015   SFD      8.250    7.984  $1,652.79   360     1-Jan-27    $219,416.91
6996097  SAN DEIGO           CA   92131   PUD      7.625    7.359  $1,860.44   360     1-Feb-26    $259,865.77
6996104  ALEXANDRIA          VA   22302   SFD      7.375    7.109  $4,247.65   360     1-Feb-27    $613,587.47
6996171  SAN DIEGO           CA   92130   SFD      7.500    7.234  $2,964.67   360     1-Feb-27    $423,050.07
6996200  SAN DIEGO           CA   92129   SFD      8.000    7.734  $1,614.28   360     1-Jan-27    $218,600.95
6996221  GLENDALE            AZ   85308   SFD      8.250    7.984  $1,758.67   360     1-Mar-27    $233,773.20
6996283  WESTON              MA   02193   SFD      7.375    7.109  $1,484.95   360     1-Feb-27    $214,389.72
6996296  LOS ANGELES         CA   90064   SFD      8.000    7.734  $5,517.91   360     1-Mar-27    $750,987.48
6996329  WHEATON             IL   60010   SFD      7.875    7.609  $1,703.91   360     1-Feb-27    $234,511.65
6996330  FREEHOLD            NJ   07728   SFD      8.125    7.859  $2,021.45   360     1-Mar-27    $271,892.61
6996457  EVERGREEN           CO   80439   SFD      8.125    7.859  $3,294.46   360     1-Mar-27    $443,117.55
6996478  CORONADO            CA   92118   SFD      7.750    7.484  $2,440.46   360     1-Mar-27    $340,167.59
6996522  TUCSON              AZ   85719   SFD      7.875    7.609  $1,508.14   360     1-Mar-27    $207,712.78
6996530  ORANGE              CA   92669   PUD      7.875    7.609  $2,042.52   360     1-Mar-27    $281,311.00
6996540  RENO                NV   89511   SFD      8.000    7.734  $6,750.63   360     1-Mar-27    $918,761.29
6996544  ANNANDALE           VA   22003   SFD      7.625    7.359  $3,930.24   360     1-Feb-27    $554,066.63
6996582  RANCHO CUCAMONGA    CA   91737   SFD      8.000    7.734  $1,882.11   360     1-Jan-27    $255,804.64
6996591  SAN DIEGO           CA   92131   SFD      7.500    7.234  $1,336.55   360     1-Jan-27    $190,577.21
6996614  TRABUCO CANYON      CA   92679   SFD      8.000    7.734  $1,864.86   360     1-Mar-27    $253,807.81
6996619  DEERFIELD BEACH     FL   33441   SFD      7.500    7.234  $2,097.64   360     1-Jan-27    $299,101.06
6996660  SAN LUIS OBISPO     CA   93401   SFD      7.750    7.484  $2,331.92   360     1-Apr-27    $325,270.27
6996664  MONTICELLO          MN   55362   SFD      8.000    7.734  $3,081.81   360     1-Mar-27    $419,434.50
6996684  SIMPSONVILLE        SC   29681   SFD      7.250    6.984  $1,773.66   360     1-Apr-27    $259,797.17
6996692  SAN JOSE            CA   95138   SFD      8.125    7.859  $2,156.21   360     1-Mar-27    $290,018.79
6996698  KELLER              TX   76248   SFD      7.875    7.609  $1,679.26   360     1-Mar-27    $231,280.19
6996702  JOHNSTON            IA   50131   SFD      7.750    7.484  $3,152.21   360     1-Apr-27    $439,689.46
6996703  EUGENE              OR   97401   PUD      8.500    8.234  $1,862.70   360     1-Aug-26    $239,832.43
6996737  MINNEAPOLIS         MN   55416   SFD      8.000    7.734  $1,966.49   360     1-Feb-27    $267,456.93
6996740  SAN DIEGO           CA   92103   SFD      8.000    7.734  $1,849.09   360     1-Apr-27    $251,680.00
6996748  PARK RIDGE          IL   60068   SFD      8.375    8.109  $2,857.87   360     1-Apr-27    $375,766.30
6996754  AUSTIN              TX   78732   SFD      8.125    7.859  $2,145.82   360     1-Mar-27    $288,620.62
6996756  MANSFIELD           TX   76063   SFD      8.250    7.984  $2,250.55   360     1-Apr-27    $299,376.98
6996760  OTIS                OR   97368   SFD      7.375    7.109  $1,605.82   360     1-Dec-26    $231,203.00
6996761  LA JOLLA            CA   92037   SFD      8.000    7.734  $4,035.71   360     1-Mar-27    $549,056.32
6996763  DANVILLE            CA   94506   SFD      8.000    7.734  $4,436.34   360     1-Dec-26    $602,544.41
6996764  SAN RAMON           CA   94583   SFD      8.000    7.734  $2,209.37   360     1-Jan-27    $300,082.40
6996765  SAN RAMON           CA   94583   LCO      7.625    7.359  $1,641.37   360     1-Jan-27    $231,222.21
6996768  CHICAGO             IL   60622   SFD      8.500    8.234  $1,768.50   360     1-Mar-27    $229,720.35
6996769  ALLAMUCHY           NJ   07820   PUD      8.375    8.109    $608.06   360     1-Mar-27     $79,900.20
6996771  BASALT              CO   81621   PUD      8.000    7.734  $2,935.06   360     1-Apr-27    $399,731.61
6996772  WEST DES MOINES     IA   50265   SFD      8.000    7.734  $2,400.51   360     1-Feb-27    $326,485.61
6996773  SOUTHERN PINES      NC   28387   SFD      8.125    7.859  $1,871.09   360     1-Mar-27    $251,669.20
6996774  SANFORD             FL   32771   PUD      7.875    7.609  $2,473.21   360     1-Mar-27    $340,628.98
6996777  BELLEVUE            WA   98006   SFD      7.625    7.359  $2,207.96   360     1-Mar-27    $311,497.01
6996779  STONE HARBOR        NJ   08247   SFD      8.375    8.109  $2,675.45   360     1-Apr-27    $351,781.22
6996782  HEBER CITY          UT   84032   SFD      7.875    7.609  $1,769.17   360     1-Mar-27    $243,663.06
6996784  OSSINING            NY   10562   LCO      7.875    7.609  $1,776.42   360     1-Mar-27    $244,461.02
6996785  LOS ANGELES         CA   90020   SFD      7.625    7.359  $7,077.94   360     1-Apr-27    $999,276.23
6996786  MODESTO             CA   95356   SFD      8.125    7.859  $4,284.21   360     1-Apr-27    $576,622.56
6996787  CARLSBAD            CA   92008   SFD      7.875    7.609  $2,175.21   360     1-Mar-27    $299,585.73
6996792  NEDERALND           CO   80466   SFD      8.125    7.859  $2,884.60   360     1-Apr-27    $388,245.87
6996794  DUVALL              WA   98019   SFD      8.000    7.734  $1,760.74   360     1-Apr-27    $239,798.99
6996795  MORRO BAY           CA   93442   SFD      7.875    7.609  $3,190.31   360     1-Apr-27    $439,697.19
6996797  BOSSIER CITY        LA   71111   SFD      7.875    7.609  $1,682.16   360     1-Mar-27    $231,679.63
6996800  AURORA              CO   80016   SFD      7.750    7.484  $3,209.53   360     1-Apr-27    $447,683.80
6996802  MAHWAH              NJ   07430   SFD      8.375    8.109  $4,134.79   360     1-Mar-27    $543,321.40
6996805  CRYSTAL LAKE        IL   60012   SFD      8.000    7.734  $2,976.15   360     1-Mar-27    $405,053.89
6996806  MAPLE GROVE         MN   55311   SFD      7.750    7.484  $1,748.05   360     1-Apr-27    $243,827.78
6996807  WACONIA             MN   55387   SFD      8.125    7.859  $2,526.53   360     1-Mar-27    $339,828.33
6996809  POUND RIDGE         NY   10576   SFD      7.750    7.484  $2,117.00   360     1-Apr-27    $295,291.44
6996810  SANTA ANA           CA   92705   SFD      7.875    7.609  $1,650.26   360     1-Apr-27    $227,443.37
6996811  SIMI VALLEY         CA   93065   SFD      7.750    7.484  $3,066.24   360     1-Apr-27    $427,697.93
6996812  BERNARDS            NJ   07921   SFD      8.375    8.109  $2,202.69   360     1-Apr-27    $289,619.87
6996813  CHESTER             NJ   07930   SFD      8.125    7.859  $4,170.35   360     1-Apr-27    $561,297.59
6996814  SAN JOSE            CA   95123   SFD      8.500    8.234  $2,306.74   360     1-Mar-27    $299,635.23
6996815  AUSTIN              TX   78746   SFD      7.750    7.484  $1,205.36   360     1-Mar-27    $168,011.74
6996818  DOYLESTOWN          PA   18901   SFD      7.125    6.859  $1,722.20   240     1-Jan-17    $218,321.33
6996820  MOUNT KISCO         NY   10549   SFD      7.625    7.359  $3,054.48   360     1-Mar-27    $430,923.34
6996821  ESCONDIDO           CA   92026   SFD      8.000    7.734  $1,937.14   360     1-Mar-27    $263,644.54
6996822  MANHATTAN BEACH     CA   90266   SFD      8.000    7.734  $1,966.49   360     1-Apr-27    $267,820.18
6996823  SUNNYVALE           CA   94087   SFD      7.500    7.234  $1,748.04   360     1-Apr-27    $249,814.46
6996824  BRIDGEWATER         NJ   08807   SFD      7.625    7.359    $921.19   360     1-Jan-26    $128,548.11
6996825  SAN DIEGO           CA   92129   SFD      8.125    7.859  $1,719.99   360     1-Mar-27    $231,264.05
6996827  SAN JOSE            CA   95138   SFD      7.500    7.234  $3,278.62   360     1-Dec-26    $467,138.14
6996832  ROCKY HILL          CT   06067   SFD      8.000    7.734  $1,672.98   360     1-Apr-27    $227,847.02
6996834  ST PAUL             MN   55105   SFD      8.125    7.859  $2,071.57   360     1-Apr-27    $278,817.49
6996838  VIRGINIA BEACH      VA   23455   SFD      7.500    7.234  $1,592.11   360     1-Apr-27    $227,531.02
6996839  MOLT                MT   59057   SFD      8.250    7.984  $1,825.58   360     1-Apr-27    $242,845.05
6996840  BILLINGS            MT   59106   SFD      8.000    7.734  $2,531.49   360     1-Apr-27    $344,768.51
6996841  DOWNERS GROVE       IL   60515   SFD      8.250    7.984  $3,113.25   360     1-Apr-27    $414,135.75
6996847  FAIR HAVEN          NJ   07704   SFD      8.250    7.984  $3,239.84   360     1-Mar-27    $430,698.11
6996848  NORTH BEACH         NJ   07701   SFD      8.625    8.359  $4,472.29   360     1-Apr-27    $574,660.52
6996849  HOUSTON             TX   77019   SFD      7.875    7.609  $2,175.21   360     1-Apr-27    $299,793.54
6996850  AVALON              NJ   08202   SFD      8.375    8.109  $2,553.84   360     1-Apr-27    $335,791.16
6996854  SANTA CLARITA       CA   91355   SFD      7.875    7.609  $1,631.41   360     1-Apr-27    $224,845.15
6996858  LIBERTY             UT   84310   SFD      8.375    8.109    $508.11   360     1-Apr-27     $66,808.45
6996859  WEST CALDWELL       NJ   07006   SFD      8.500    8.234    $826.20   360     1-Apr-27    $107,384.90
6996860  BRIDGEWATER         NJ   08807   SFD      8.125    7.859  $2,747.24   360     1-Apr-27    $369,757.97
6996862  LINCOLN             NE   68516   SFD      8.500    8.234  $2,410.54   360     1-Apr-27    $313,310.08
6996864  LAS CRUCES          NM   88011   SFD      8.125    7.859  $2,375.99   360     1-Apr-27    $319,790.68
6996866  LAS VEGAS           NV   89134   SFD      7.625    7.359  $1,112.30   360     1-Dec-26    $156,574.02
6996868  FAIRFAX             VA   22030   SFD      8.000    7.734  $1,819.74   360     1-Mar-27    $247,666.07
6996871  RAMSEY              NJ   07446   SFD      8.000    7.734  $1,981.16   360     1-Apr-27    $269,818.84
6996873  OAK BROOK           IL   60521   SFD      8.000    7.734  $3,445.76   360     1-Jan-27    $468,326.97
6996879  RIDGEFIELD          CT   06877   SFD      8.375    8.109  $1,983.79   360     1-Mar-27    $260,674.41
6996881  COTO DE CAZA AREA   CA   92679   SFD      8.250    7.984  $1,819.94   360     1-Feb-27    $241,783.40
6996896  GENESEE DEPOT       WI   53127   SFD      8.375    8.109  $2,543.96   360     1-Apr-27    $334,491.97
6996898  KENSINGTON          MD   20895   SFD      7.750    7.484  $1,719.39   360     1-Apr-27    $239,830.61
6996899  ATLANTA             GA   30339   SFD      7.750    7.484  $7,164.12   360     1-Apr-27    $999,294.21
6996904  BAY HEAD            NJ   08742   SFD      8.125    7.859  $1,967.62   360     1-Apr-27    $264,826.65
6996905  DANVILLE            CA   94526   SFD      7.750    7.484  $1,965.84   360     1-Mar-27    $274,011.41
6996908  HERMITAGE           TN   37076   SFD      7.625    7.359  $1,965.19   360     1-Apr-27    $277,448.67
6996909  MISSOULA            MT   59804   SFD      8.125    7.859  $2,078.99   360     1-Apr-27    $279,816.84
6996912  FREMONT             CA   94536   SFD      8.250    7.984  $7,512.67   360     1-Apr-27    $999,362.33
6996914  GILROY              CA   95020   SFD      8.000    7.734  $2,465.45   360     1-Mar-27    $335,547.60
6996917  SAN RAMON           CA   94583   SFD      8.000    7.734  $2,223.31   360     1-Feb-27    $302,385.99
6996918  CASTRO VALLEY       CA   94552   SFD      8.000    7.734  $2,013.45   360     1-Mar-27    $273,417.62
6996922  LYONS               CO   80540   SFD      8.125    7.859  $1,930.49   360     1-Mar-27    $259,658.71
6996923  BOSSIER CITY        LA   71111   SFD      8.500    8.234  $1,687.38   360     1-Feb-27    $219,048.35
6996925  LAKEVILLE           MN   55044   SFD      8.000    7.734  $1,766.54   360     1-Feb-27    $240,262.14
6996926  ASTORIA             OR   97103   SFD      8.375    8.109  $2,128.20   360     1-Mar-27    $279,650.72
6996927  COLORADO SPRINGS    CO   80919   SFD      8.000    7.734  $2,010.52   360     1-Mar-27    $273,631.07
6996929  CARMEL              CA   93921   SFD      8.250    7.984  $2,847.30   360     1-Feb-27    $378,269.98
6996930  ALAMO               CA   94507   SFD      7.875    7.609  $3,335.32   360     1-Mar-27    $459,364.78
6996931  CHINO HILLS         CA   91709   SFD      8.250    7.984  $1,825.58   360     1-Feb-27    $242,531.92
6996934  LINO LAKES          MN   55038   SFD      8.000    7.734  $2,421.42   360     1-Mar-27    $329,555.68
6996935  EXCELSIOR           MN   55331   SFD      8.000    7.734  $1,687.66   360     1-Apr-27    $229,845.67
6996936  BURIEN              WA   98166   SFD      8.000    7.734  $1,650.97   360     1-Apr-27    $224,849.03
6996937  NAVARRE             FL   32566   SFD      7.875    7.609  $3,045.29   360     1-Apr-27    $419,710.96
6996944  NORTHBORO           MA   01532   SFD      8.250    7.984  $2,470.92   360     1-Apr-27    $328,690.27
6996948  SANDY               OR   97055   SFD      8.000    7.734  $1,680.32   360     1-Apr-27    $228,846.35
6996949  WASHINGTON          DC   20015   SFD      8.000    7.734  $2,230.64   360     1-Apr-27    $303,796.03
6996950  AMES                IA   50010   SFD      7.625    7.359  $1,592.54   360     1-Apr-27    $224,837.15
6996951  IOWA CITY           IA   52245   SFD      7.750    7.484  $1,547.45   360     1-Mar-27    $215,694.12
6996952  SPRING GROVE        PA   17362   SFD      8.250    7.984  $1,652.79   360     1-Apr-27    $219,859.71
6996957  MAMMOTH LAKES       CA   93546   LCO      8.000    7.734  $2,080.22   360     1-Apr-27    $283,309.78
6996958  GRAND RAPIDS        MI   49505   SFD      8.000    7.734  $2,024.09   360     1-Feb-27    $275,291.02
6996960  NEWPORT BEACH       CA   92625   HCO      8.125    7.859  $3,088.79   360     1-Apr-27    $415,727.88
6996962  ATLANTA             GA   30328   SFD      7.875    7.609  $1,812.67   360     1-Apr-27    $249,827.96
6996963  PARKLAND            FL   33076   SFD      8.375    8.109  $2,420.07   360     1-Mar-27    $318,002.82
6996967  UPPER GRANDVIEW     NY   10960   SFD      7.875    7.609  $3,190.31   360     1-Jan-27    $438,776.78
6996968  DALLAS              TX   75248   SFD      8.250    7.984  $7,512.67   360     1-Apr-27    $999,362.33
6996969  BOZEMAN             MT   59715   SFD      8.375    8.109  $2,249.81   360     1-Apr-27    $295,816.02
6996970  MOORESVILLE         NC   28115   SFD      8.000    7.734  $1,552.65   360     1-Apr-27    $211,458.02
6996973  PLEASANTON          CA   94588   SFD      8.375    8.109  $1,770.97   360     1-Feb-27    $232,301.72
6996976  DALY CITY           CA   94015   SFD      7.875    7.609  $1,598.78   360     1-Apr-27    $220,348.25
6996982  GOLDEN              CO   80401   SFD      8.125    7.859  $1,891.14   360     1-Mar-27    $254,270.45
6996984  FREMONT             CA   94538   SFD      7.750    7.484  $2,668.64   360     1-Mar-27    $371,972.48
6996986  SAN RAMON           CA   94583   SFD      7.625    7.359  $2,434.46   360     1-Apr-27    $343,701.06
6996987  RIVER EDGE          NJ   07661   SFD      8.125    7.859  $1,113.75   360     1-Jan-27    $149,603.49
6996992  LANSING             NY   14882   SFD      8.500    8.234  $2,099.13   360     1-Feb-27    $272,500.34
6997000  LOS ANGELES         CA   90026   SFD      8.000    7.734  $1,670.78   360     1-Mar-27    $227,393.42
6997001  PUEBLO              CO   81005   SFD      7.875    7.609  $1,589.35   360     1-Feb-27    $218,744.47
6997008  WESTBORO            MA   01581   SFD      8.250    7.984  $1,842.83   360     1-Apr-27    $245,139.58
6997014  CHAPEL HILL         NC   27516   SFD      7.750    7.484  $1,647.75   360     1-Apr-27    $229,837.67
6997017  ATLANTA             GA   30327   SFD      8.000    7.734  $2,689.25   360     1-Apr-27    $366,254.08
6997018  MAPLE PARK          IL   60151   SFD      8.250    7.984  $2,103.55   360     1-Apr-27    $279,821.45
6997019  WYCKOFF             NJ   07481   SFD      7.750    7.484  $1,683.57   360     1-Apr-27    $234,834.14
6997020  LYME                CT   06371   SFD      7.875    7.609  $1,752.13   360     1-Apr-27    $241,483.70
6997023  POUND RIDGE         NY   10576   SFD      8.500    8.234  $2,941.09   360     1-Mar-27    $382,034.92
6997024  MORGAN HILL         CA   95037   SFD      7.750    7.484  $1,834.02   360     1-Jan-27    $255,270.22
6997025  CARLSBAD            CA   92009   SFD      8.375    8.109  $1,811.63   360     1-Mar-27    $238,052.67
6997028  CARLSBAD            CA   92009   LCO      7.250    6.984  $1,500.79   360     1-Jan-27    $219,307.27
6997031  STURBRIDGE          MA   01566   SFD      8.250    7.984  $2,148.63   360     1-Jun-26    $283,109.56
6997033  CRYSTAL BAY         NV   89402   SFD      8.500    8.234  $4,997.94   360     1-Mar-27    $649,209.67
6997036  EDEN PRAIRIE        MN   55347   SFD      7.875    7.609  $1,966.39   360     1-Apr-27    $271,013.36
6997038  CLIFTON             VA   20124   SFD      8.125    7.859  $1,930.49   360     1-Apr-27    $259,829.93
6997039  PARKER              CO   80134   SFD      8.000    7.734  $1,948.91   240     1-Apr-17    $232,604.42
6997041  CHESTER             NJ   07930   SFD      8.000    7.734  $3,052.46   360     1-Apr-27    $415,720.87
6997042  GRAND JUNCTION      CO   81503   SFD      7.875    7.609  $2,030.19   360     1-Apr-27    $279,807.31
6997043  COLORADO SPRINGS    CO   80906   SFD      8.000    7.734  $2,789.04   360     1-Apr-27    $379,082.94
6997047  SAN FRANCISCO       CA   94122   SFD      8.625    8.359  $1,722.93   360     1-Apr-27    $221,385.22
6997049  LIVERMORE           CA   94550   SFD      7.625    7.359  $2,916.11   360     1-Apr-27    $411,701.81
6997050  SAN JOSE            CA   95136   SFD      8.250    7.984    $863.96   360     1-Dec-26    $114,628.25
6997051  SAN JOSE            CA   95138   SFD      8.000    7.734  $1,714.07   360     1-Dec-26    $232,805.80
6997055  CHINO HILLS         CA   91709   SFD      8.625    8.359  $1,758.58   360     1-Apr-27    $225,966.51
6997061  ROCHESTER           MN   55902   SFD      8.125    7.859  $4,028.05   360     1-Mar-27    $541,787.85
6997062  SUDBURY             MA   01776   SFD      8.000    7.734  $2,113.24   360     1-Apr-27    $287,706.76
6997063  GREENSBORO          NC   27455   SFD      8.000    7.734  $2,164.61   360     1-Apr-27    $294,802.06
6997064  LONG BEACH          NJ   08008   SFD      8.125    7.859  $2,747.24   360     1-Apr-27    $369,757.97
6997066  PLYMOUTH            MN   55446   SFD      7.875    7.609  $2,247.72   360     1-Apr-27    $309,786.66
6997071  ALTADENA            CA   91001   SFD      7.750    7.484  $3,868.63   360     1-Mar-27    $539,235.28
6997072  CORAL SPRINGS       FL   33065   SFD      8.375    8.109  $1,696.48   360     1-Apr-27    $223,061.27
6997073  HUNTINGTON BEACH    CA   92649   SFD      7.625    7.359  $4,600.65   360     1-Apr-27    $649,528.55
6997074  ORANGE              CA   92869   SFD      7.875    7.609  $2,175.21   360     1-Apr-27    $299,793.54
6997080  REDDING             CA   96001   SFD      8.250    7.984  $3,198.14   360     1-Apr-27    $422,428.55
6997081  RANCHO SANTA FE     CA   92067   SFD      8.000    7.734  $7,337.65   360     1-Mar-27    $998,653.56
6997082  ALPINE              UT   84004   SFD      8.250    7.984  $7,512.59   360     1-Apr-27    $999,352.34
6997083  SAN DIEGO           CA   92128   SFD      8.125    7.859  $2,085.30   360     1-Apr-27    $280,666.29
6997084  CHULA VISTA         CA   91910   SFD      8.375    8.109  $1,596.15   360     1-Apr-27    $209,869.48
6997085  LIVERMORE           CA   94550   SFD      7.750    7.484  $2,063.27   360     1-Jan-27    $287,179.02
6997090  SPOKANE             WA   99202   SFD      7.875    7.609  $3,386.07   360     1-Mar-27    $466,355.13
6997091  REDMOND             WA   98052   SFD      7.875    7.609  $1,812.67   360     1-Mar-27    $249,654.79
6997093  SAN JOSE            CA   95125   SFD      7.875    7.609  $2,231.76   360     1-Apr-27    $307,588.18
6997097  MARBLEHEAD          MA   01945   SFD      7.875    7.609  $1,677.09   360     1-Apr-27    $231,140.82
6997098  STILLWATER          MN   55082   SFD      8.250    7.984  $3,756.33   360     1-Apr-27    $499,681.17
6997099  YARDLEY             PA   19067   SFD      7.750    7.484  $1,947.21   360     1-Apr-27    $271,608.16
6997100  HENDERSON           NV   89014   SFD      8.000    7.734  $1,907.05   360     1-Jan-27    $258,941.89
6997101  VIENNA              VA   22182   SFD      7.500    7.234  $1,789.99   360     1-Apr-27    $255,810.01
6997102  ASPEN               CO   81611   SFD      8.125    7.859  $2,004.74   360     1-Apr-27    $269,823.38
6997108  AUSTIN              TX   78750   SFD      8.250    7.984  $1,880.95   360     1-Mar-27    $250,049.59
6997109  LAREDO              TX   78045   SFD      8.250    7.984  $3,606.08   360     1-Apr-27    $479,693.92
6997110  DURANGO             CO   81301   SFD      8.125    7.859  $1,930.49   360     1-Apr-27    $259,829.93
6997111  PARK CITY           UT   84060   SFD      8.125    7.859  $5,197.48   360     1-Feb-27    $698,616.98
6997112  CAPE CANAVERAL      FL   32920   HCO      8.500    8.234    $658.19   360     1-Apr-27     $85,548.14
6997116  SALT LAKE CITY      UT   84106   SFD      8.375    8.109    $836.08   360     1-Feb-27    $109,793.45
6997117  SANTA CLARITA       CA   91355   SFD      8.625    8.359  $1,869.42   360     1-Apr-27    $240,208.10
6997118  SAN DIEGO           CA   92127   SFD      8.125    7.859  $1,752.29   360     1-Apr-27    $235,845.63
6997121  LAS FLORES AREA     CA   92688   SFD      8.000    7.734  $1,597.41   360     1-Dec-26    $216,959.81
6997122  ARDEN HILLS         MN   55112   SFD      8.250    7.984  $2,050.96   360     1-Apr-27    $272,825.92
6997127  EVERGREEN           CO   80439   PUD      8.125    7.859  $2,966.28   360     1-Apr-27    $399,238.67
6997128  SANDY               UT   84092   SFD      8.000    7.734  $2,078.38   360     1-Mar-27    $282,867.63
6997130  MAHWAH              NJ   07430   SFD      8.250    7.984  $1,851.87   360     1-Apr-27    $246,342.82
6997131  RALEIGH             NC   27614   SFD      8.000    7.734  $1,788.00   360     1-Jan-27    $243,014.43
6997133  OAKLAND             CA   94619   SFD      7.875    7.609  $2,755.26   360     1-Mar-27    $379,475.26
6997134  ALBUQUERQUE         NM   87112   SFD      7.875    7.609  $2,537.74   360     1-Apr-27    $349,759.14
6997138  PHOENIX             AZ   85018   SFD      7.875    7.609  $2,900.28   360     1-Apr-27    $399,724.72
6997141  BENICIA             CA   94510   SFD      8.250    7.984  $1,817.79   360     1-Apr-27    $241,809.71
6997142  MOUNT LAUREL        NJ   08054   SFD      7.750    7.484    $573.13   360     1-Apr-27     $79,943.54
6997145  FORT COLLINS        CO   80525   SFD      8.000    7.734  $2,345.04   360     1-Apr-27    $319,375.56
6997148  LOS ANGELES         CA   90046   SFD      8.375    8.109  $2,721.06   360     1-Apr-27    $357,777.48
6997150  YORBA LINDA         CA   92887   SFD      7.750    7.484  $3,223.85   360     1-Apr-27    $449,682.40
6997151  NEWPORT BEACH       CA   92660   SFD      7.750    7.484  $3,195.20   360     1-Apr-27    $445,685.22
6997154  REDMOND             WA   98052   SFD      8.000    7.734  $2,072.88   360     1-Apr-27    $282,310.45
6997157  EAST SANDWICH       MA   02537   SFD      7.875    7.609  $1,612.55   360     1-Jan-27    $221,616.04
6997161  WOODBRIDGE          VA   22192   SFD      7.500    7.234  $1,621.62   360     1-Apr-27    $231,747.88
6997163  DEERFIELD           IL   60015   SFD      8.125    7.859  $2,153.24   360     1-Apr-27    $289,810.30
6997164  RENO                NV   89511   SFD      8.250    7.984  $1,709.13   360     1-Apr-27    $227,354.93
6997166  GLENDORA            CA   91740   SFD      8.000    7.734  $2,758.95   360     1-Apr-27    $375,747.72
6997169  SEA ISLE CITY       NJ   08243   LCO      8.625    8.359    $875.01   360     1-Apr-27    $112,433.58
6997170  HOUSTON             TX   77027   SFD      8.125    7.859  $3,118.49   360     1-Apr-27    $419,725.26
6997172  ATASCADERO          CA   93422   SFD      8.250    7.984  $1,757.96   360     1-Apr-27    $233,821.23
6997175  SAN JOSE            CA   95110   SFD      8.000    7.734  $2,188.82   360     1-Apr-27    $298,099.85
6997178  BOSSIER CITY        LA   71111   SFD      8.125    7.859  $1,626.07   360     1-Apr-27    $218,856.74
6997180  HOLGATE             NJ   08008   SFD      8.125    7.859  $2,227.49   360     1-Apr-27    $299,803.76
6997187  OCEAN CITY          NJ   08226   SFD      7.625    7.359  $2,452.51   360     1-Apr-27    $346,249.21
6997191  WESTLAKE VILLAGE    CA   91361   SFD      8.000    7.734  $2,296.68   360     1-Apr-27    $312,789.99
6997192  SAN JOSE            CA   95120   SFD      7.750    7.484  $2,149.24   360     1-Apr-27    $299,788.26
6997194  HOBOKEN             NJ   07030   MF2      8.125    7.859  $2,747.24   360     1-Apr-27    $369,746.68
6997198  COLLEYVILLE         TX   76034   SFD      8.125    7.859  $1,968.73   360     1-Dec-26    $264,270.96
6997199  ARLINGTON           VA   22209   SFD      7.750    7.484  $1,791.03   360     1-May-27    $250,000.00
6997200  WASHINGTON          DC   20015   SFD      7.875    7.609  $2,016.85   360     1-Apr-27    $277,968.58
6997202  INDIANAPOLIS        IN   46234   SFD      8.125    7.859  $2,758.75   360     1-Apr-27    $371,279.95
6997203  LAS VEGAS           NV   89134   SFD      7.250    6.984  $1,500.79   360     1-Mar-27    $219,655.72
6997204  CHASKA              MN   55318   SFD      8.125    7.859  $2,142.62   360     1-Apr-27    $288,381.24
6997205  PLYMOUTH            MN   55447   SFD      8.500    8.234  $2,952.63   360     1-Apr-27    $383,767.37
6997206  OVERLAND PARK       KS   66223   SFD      7.500    7.234  $1,843.83   360     1-Mar-27    $263,307.37
6997561  PASO ROBLES         CA   93446   SFD      8.250    7.984  $3,756.33   360     1-May-27    $500,000.00

                                                                                                $89,953,841.08


  (i)           (ii)         (x)   (xi)    (xii)    (xiii)   (xiv)    (xv)
  ---           ----         ---   ----    -----    ------   -----    ----
MORTGAGE                                  MORTGAGE           T.O.P.  MASTER
  LOAN                                    INSURANCE SERVICE MORTGAGE SERVICE
 NUMBER         CITY         LTV  SUBSIDY   CODE      FEE     LOAN     FEE
 ------         ----         ---  -------   ----      ---     ----     ---

6993098  BELLEVUE           80.00                    0.250            0.016
6993473  EDEN PRAIRIE       90.00            12      0.250            0.016
6993480  LA JOLLA           80.00                    0.250            0.016
6994543  NOVI               68.75                    0.250            0.016
6994545  BRECKENRIDGE       55.73                    0.250            0.016
6994655  LEXINGTON          81.48            12      0.250            0.016
6994669  CHEVY CHASE        48.09                    0.250            0.016
6994676  NORTHBOROUGH       65.39                    0.250            0.016
6994685  PARK RIDGE         72.06                    0.250            0.016
6994733  RICHMOND           78.36                    0.250            0.016
6994749  PROSPECT HEIGHTS   80.00                    0.250            0.016
6994754  CHICAGO            89.91            11      0.250            0.016
6994863  WHEATON            43.62                    0.250            0.016
6994909  BLAINE             89.02            01      0.250            0.016
6994910  GLENVIEW           75.00                    0.250            0.016
6995058  LINO LAKES         79.49                    0.250            0.016
6995059  AFTON              80.00                    0.250            0.016
6995060  ROSEVILLE          63.08                    0.250            0.016
6995269  BEND               80.00                    0.250            0.016
6995348  OAK PARK           79.20                    0.250            0.016
6995351  AUSTIN             80.00                    0.250            0.016
6995355  MAPLE VALLEY       85.00            17      0.250            0.016
6995366  SCOTTSDALE         80.00                    0.250            0.016
6995477  LOS ANGELES        56.76                    0.250            0.016
6995559  VALENCIA AREA      88.53            13      0.250            0.016
6995569  CHESTERFIELD       65.09                    0.250            0.016
6995573  DENVER             80.00                    0.250            0.016
6995594  SAN CLEMENTE       78.85                    0.250            0.016
6995604  MAHWAH             80.00                    0.250            0.016
6995670  WOODBURY           75.00                    0.250            0.016
6995744  ISSAQUAH           80.00                    0.250            0.016
6995771  STILLWATER         86.33            06      0.250            0.016
6995905  GLADWYNE           65.07                    0.250            0.016
6995914  VACAVILLE          67.71                    0.250            0.016
6995933  WEST CHESTER       80.00                    0.250            0.016
6995961  VILLANOVA          70.00                    0.250            0.016
6996073  WASHINGTON         44.44                    0.250            0.016
6996097  SAN DEIGO          85.00            12      0.250            0.016
6996104  ALEXANDRIA         74.55                    0.250            0.016
6996171  SAN DIEGO          60.00                    0.250            0.016
6996200  SAN DIEGO          71.22                    0.250            0.016
6996221  GLENDALE           95.00            33      0.250            0.016
6996283  WESTON             53.95                    0.250            0.016
6996296  LOS ANGELES        79.16                    0.250            0.016
6996329  WHEATON            64.47                    0.250            0.016
6996330  FREEHOLD           90.00            33      0.250            0.016
6996457  EVERGREEN          80.00                    0.250            0.016
6996478  CORONADO           75.70                    0.250            0.016
6996522  TUCSON             80.00                    0.250            0.016
6996530  ORANGE             90.00            06      0.250            0.016
6996540  RENO               68.15                    0.250            0.016
6996544  ANNANDALE          76.95                    0.250            0.016
6996582  RANCHO CUCAMONGA   90.00            33      0.250            0.016
6996591  SAN DIEGO          65.65                    0.250            0.016
6996614  TRABUCO CANYON     95.00            13      0.250            0.016
6996619  DEERFIELD BEACH    75.00                    0.250            0.016
6996660  SAN LUIS OBISPO    70.00                    0.250            0.016
6996664  MONTICELLO         79.25                    0.250            0.016
6996684  SIMPSONVILLE       59.77                    0.250            0.016
6996692  SAN JOSE           79.99                    0.250            0.016
6996698  KELLER             80.00                    0.250            0.016
6996702  JOHNSTON           77.88                    0.250            0.016
6996703  EUGENE             87.37            33      0.250            0.016
6996737  MINNEAPOLIS        80.00                    0.250            0.016
6996740  SAN DIEGO          80.00                    0.250            0.016
6996748  PARK RIDGE         80.00                    0.250            0.016
6996754  AUSTIN             78.11                    0.250            0.016
6996756  MANSFIELD          90.00            33      0.250            0.016
6996760  OTIS               75.00                    0.250            0.016
6996761  LA JOLLA           68.32                    0.250            0.016
6996763  DANVILLE           75.00                    0.250            0.016
6996764  SAN RAMON          79.98                    0.250            0.016
6996765  SAN RAMON          94.99            13      0.250            0.016
6996768  CHICAGO            94.65            01      0.250            0.016
6996769  ALLAMUCHY          61.54                    0.250            0.016
6996771  BASALT             78.43                    0.250            0.016
6996772  WEST DES MOINES    90.00            33      0.250            0.016
6996773  SOUTHERN PINES     84.00            13      0.250            0.016
6996774  SANFORD            90.00            33      0.250            0.016
6996777  BELLEVUE           80.00                    0.250            0.016
6996779  STONE HARBOR       80.00                    0.250            0.016
6996782  HEBER CITY         56.09                    0.250            0.016
6996784  OSSINING           79.80                    0.250            0.016
6996785  LOS ANGELES        53.76                    0.250            0.016
6996786  MODESTO            69.94                    0.250            0.016
6996787  CARLSBAD           77.09                    0.250            0.016
6996792  NEDERALND          70.00                    0.250            0.016
6996794  DUVALL             79.99                    0.250            0.016
6996795  MORRO BAY          80.00                    0.250            0.016
6996797  BOSSIER CITY       80.00                    0.250            0.016
6996800  AURORA             79.86                    0.250            0.016
6996802  MAHWAH             80.00                    0.250            0.016
6996805  CRYSTAL LAKE       79.84                    0.250            0.016
6996806  MAPLE GROVE        80.00                    0.250            0.016
6996807  WACONIA            75.62                    0.250            0.016
6996809  POUND RIDGE        52.30                    0.250            0.016
6996810  SANTA ANA          80.00                    0.250            0.016
6996811  SIMI VALLEY        80.00                    0.250            0.016
6996812  BERNARDS           60.00                    0.250            0.016
6996813  CHESTER            74.85                    0.250            0.016
6996814  SAN JOSE           94.04            13      0.250            0.016
6996815  AUSTIN             77.09                    0.250            0.016
6996818  DOYLESTOWN         74.83                    0.250            0.016
6996820  MOUNT KISCO        76.38                    0.250            0.016
6996821  ESCONDIDO          80.00                    0.250            0.016
6996822  MANHATTAN BEACH    80.00                    0.250            0.016
6996823  SUNNYVALE          64.94                    0.250            0.016
6996824  BRIDGEWATER        95.00            06      0.250            0.016
6996825  SAN DIEGO          89.99            13      0.250            0.016
6996827  SAN JOSE           80.00                    0.250            0.016
6996832  ROCKY HILL         95.00            11      0.250            0.016
6996834  ST PAUL            90.00            33      0.250            0.016
6996838  VIRGINIA BEACH     90.00            13      0.250            0.016
6996839  MOLT               70.03                    0.250            0.016
6996840  BILLINGS           79.49                    0.250            0.016
6996841  DOWNERS GROVE      80.00                    0.250            0.016
6996847  FAIR HAVEN         75.00                    0.250            0.016
6996848  NORTH BEACH        47.92                    0.250            0.016
6996849  HOUSTON            58.82                    0.250            0.016
6996850  AVALON             80.00                    0.250            0.016
6996854  SANTA CLARITA      90.00            24      0.250            0.016
6996858  LIBERTY            40.52                    0.250            0.016
6996859  WEST CALDWELL      70.00                    0.250            0.016
6996860  BRIDGEWATER        67.27                    0.250            0.016
6996862  LINCOLN            79.97                    0.250            0.016
6996864  LAS CRUCES         80.00                    0.250            0.016
6996866  LAS VEGAS          69.99                    0.250            0.016
6996868  FAIRFAX            79.95                    0.250            0.016
6996871  RAMSEY             66.67                    0.250            0.016
6996873  OAK BROOK          79.59                    0.250            0.016
6996879  RIDGEFIELD         90.00            33      0.250            0.016
6996881  COTO DE CAZA AREA  95.00            33      0.250            0.016
6996896  GENESEE DEPOT      78.75                    0.250            0.016
6996898  KENSINGTON         80.00                    0.250            0.016
6996899  ATLANTA            58.82                    0.250            0.016
6996904  BAY HEAD           84.13            33      0.250            0.016
6996905  DANVILLE           80.00                    0.250            0.016
6996908  HERMITAGE          90.00            33      0.250            0.016
6996909  MISSOULA           80.00                    0.250            0.016
6996912  FREMONT            50.00                    0.250            0.016
6996914  GILROY             77.24                    0.250            0.016
6996917  SAN RAMON          79.91                    0.250            0.016
6996918  CASTRO VALLEY      80.00                    0.250            0.016
6996922  LYONS              80.00                    0.250            0.016
6996923  BOSSIER CITY       95.00            01      0.250            0.016
6996925  LAKEVILLE          75.00                    0.250            0.016
6996926  ASTORIA            84.85            16      0.250            0.016
6996927  COLORADO SPRINGS   76.04                    0.250            0.016
6996929  CARMEL             69.99                    0.250            0.016
6996930  ALAMO              67.65                    0.250            0.016
6996931  CHINO HILLS        87.39            33      0.250            0.016
6996934  LINO LAKES         88.00            12      0.250            0.016
6996935  EXCELSIOR          70.12                    0.250            0.016
6996936  BURIEN             90.00            33      0.250            0.016
6996937  NAVARRE            75.00                    0.250            0.016
6996944  NORTHBORO          89.99            33      0.250            0.016
6996948  SANDY              89.80            06      0.250            0.016
6996949  WASHINGTON         78.96                    0.250            0.016
6996950  AMES               90.00            13      0.250            0.016
6996951  IOWA CITY          80.00                    0.250            0.016
6996952  SPRING GROVE       80.00                    0.250            0.016
6996957  MAMMOTH LAKES      90.00            33      0.250            0.016
6996958  GRAND RAPIDS       90.00            06      0.250            0.016
6996960  NEWPORT BEACH      80.00                    0.250            0.016
6996962  ATLANTA            74.60                    0.250            0.016
6996963  PARKLAND           80.00                    0.250            0.016
6996967  UPPER GRANDVIEW    80.00                    0.250            0.016
6996968  DALLAS             66.67                    0.250            0.016
6996969  BOZEMAN            80.00                    0.250            0.016
6996970  MOORESVILLE        53.57                    0.250            0.016
6996973  PLEASANTON         71.47                    0.250            0.016
6996976  DALY CITY          90.00            16      0.250            0.016
6996982  GOLDEN             90.00            33      0.250            0.016
6996984  FREMONT            49.01                    0.250            0.016
6996986  SAN RAMON          69.63                    0.250            0.016
6996987  RIVER EDGE         73.17                    0.250            0.016
6996992  LANSING            75.00                    0.250            0.016
6997000  LOS ANGELES        87.58            33      0.250            0.016
6997001  PUEBLO             80.00                    0.250            0.016
6997008  WESTBORO           80.00                    0.250            0.016
6997014  CHAPEL HILL        68.45                    0.250            0.016
6997017  ATLANTA            81.44            24      0.250            0.016
6997018  MAPLE PARK         80.00                    0.250            0.016
6997019  WYCKOFF            79.66                    0.250            0.016
6997020  LYME               90.00            33      0.250            0.016
6997023  POUND RIDGE        63.75                    0.250            0.016
6997024  MORGAN HILL        38.79                    0.250            0.016
6997025  CARLSBAD           89.98                    0.250            0.016
6997028  CARLSBAD           84.72            11      0.250            0.016
6997031  STURBRIDGE         84.87            33      0.250            0.016
6997033  CRYSTAL BAY        25.00                    0.250            0.016
6997036  EDEN PRAIRIE       80.00                    0.250            0.016
6997038  CLIFTON            79.27                    0.250            0.016
6997039  PARKER             73.27                    0.250            0.016
6997041  CHESTER            79.99                    0.250            0.016
6997042  GRAND JUNCTION     80.00                    0.250            0.016
6997043  COLORADO SPRINGS   54.30                    0.250            0.016
6997047  SAN FRANCISCO      71.46                    0.250            0.016
6997049  LIVERMORE          80.00                    0.250            0.016
6997050  SAN JOSE           37.58                    0.250            0.016
6997051  SAN JOSE           80.00                    0.250            0.016
6997055  CHINO HILLS        95.00            33      0.250            0.016
6997061  ROCHESTER          77.50                    0.250            0.016
6997062  SUDBURY            76.19                    0.250            0.016
6997063  GREENSBORO         73.75                    0.250            0.016
6997064  LONG BEACH         80.00                    0.250            0.016
6997066  PLYMOUTH           73.37                    0.250            0.016
6997071  ALTADENA           80.00                    0.250            0.016
6997072  CORAL SPRINGS      90.00            33      0.250            0.016
6997073  HUNTINGTON BEACH   78.79                    0.250            0.016
6997074  ORANGE             69.77                    0.250            0.016
6997080  REDDING            69.00                    0.250            0.016
6997081  RANCHO SANTA FE    67.80                    0.250            0.016
6997082  ALPINE             52.63                    0.250            0.016
6997083  SAN DIEGO          89.99            17      0.250            0.016
6997084  CHULA VISTA        75.00                    0.250            0.016
6997085  LIVERMORE          80.00                    0.250            0.016
6997090  SPOKANE            75.93                    0.250            0.016
6997091  REDMOND            71.02                    0.250            0.016
6997093  SAN JOSE           69.99                    0.250            0.016
6997097  MARBLEHEAD         90.00            11      0.250            0.016
6997098  STILLWATER         80.00                    0.250            0.016
6997099  YARDLEY            90.00            33      0.250            0.016
6997100  HENDERSON          79.99                    0.250            0.016
6997101  VIENNA             80.00                    0.250            0.016
6997102  ASPEN              31.76                    0.250            0.016
6997108  AUSTIN             78.24                    0.250            0.016
6997109  LAREDO             80.00                    0.250            0.016
6997110  DURANGO            57.14                    0.250            0.016
6997111  PARK CITY          80.00                    0.250            0.016
6997112  CAPE CANAVERAL     80.00                    0.250            0.016
6997116  SALT LAKE CITY     62.86                    0.250            0.016
6997117  SANTA CLARITA      95.00            24      0.250            0.016
6997118  SAN DIEGO          80.00                    0.250            0.016
6997121  LAS FLORES AREA    90.00            11      0.250            0.016
6997122  ARDEN HILLS        78.00                    0.250            0.016
6997127  EVERGREEN          85.00            24      0.250            0.016
6997128  SANDY              90.00            33      0.250            0.016
6997130  MAHWAH             64.03                    0.250            0.016
6997131  RALEIGH            95.00            06      0.250            0.016
6997133  OAKLAND            80.00                    0.250            0.016
6997134  ALBUQUERQUE        66.67                    0.250            0.016
6997138  PHOENIX            60.61                    0.250            0.016
6997141  BENICIA            80.00                    0.250            0.016
6997142  MOUNT LAUREL       51.45                    0.250            0.016
6997145  FORT COLLINS       89.16            01      0.250            0.016
6997148  LOS ANGELES        79.56                    0.250            0.016
6997150  YORBA LINDA        58.98                    0.250            0.016
6997151  NEWPORT BEACH      80.00                    0.250            0.016
6997154  REDMOND            76.35                    0.250            0.016
6997157  EAST SANDWICH      80.00                    0.250            0.016
6997161  WOODBRIDGE         79.97                    0.250            0.016
6997163  DEERFIELD          69.05                    0.250            0.016
6997164  RENO               94.99            01      0.250            0.016
6997166  GLENDORA           80.00                    0.250            0.016
6997169  SEA ISLE CITY      75.00                    0.250            0.016
6997170  HOUSTON            80.00                    0.250            0.016
6997172  ATASCADERO         90.00            06      0.250            0.016
6997175  SAN JOSE           79.98                    0.250            0.016
6997178  BOSSIER CITY       79.64                    0.250            0.016
6997180  HOLGATE            75.00                    0.250            0.016
6997187  OCEAN CITY         90.00            12      0.250            0.016
6997191  WESTLAKE VILLAGE   65.89                    0.250            0.016
6997192  SAN JOSE           64.94                    0.250            0.016
6997194  HOBOKEN            79.57                    0.250            0.016
6997198  COLLEYVILLE        80.00                    0.250            0.016
6997199  ARLINGTON          80.00                    0.250            0.016
6997200  WASHINGTON         80.00                    0.250            0.016
6997202  INDIANAPOLIS       74.31                    0.250            0.016
6997203  LAS VEGAS          58.65                    0.250            0.016
6997204  CHASKA             90.00            13      0.250            0.016
6997205  PLYMOUTH           80.00                    0.250            0.016
6997206  OVERLAND PARK      90.00            06      0.250            0.016
6997561  PASO ROBLES        74.07                    0.250            0.016

COUNT:                   274
WAC:             7.994955639
WAM:             357.3057855
WALTV:           75.19761454

                                   EXHIBIT F-2

                    [Schedule of Mortgage Loans Serviced by
                    Norwest Mortgage in Frederick, Maryland]


NASCOR
NMI/1997-8 Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

  (i)           (ii)                     (iii)     (iv)     (v)      (vi)     (vii)     (viii)        (ix)
  ---           ----                     -----     ----     ---      ----     -----     ------        ----
                                                            NET                                      CUT-OFF
MORTGAGE                                         MORTGAGE MORTGAGE  CURRENT  ORIGINAL  SCHEDULED      DATE
  LOAN                             ZIP  PROPERTY INTEREST INTEREST  MONTHLY    TERM    MATURITY     PRINCIPAL
 NUMBER         City        STATE CODE    TYPE     RATE     RATE    PAYMENT  MATURITY    DATE        BALANCE
 ------         ----        ----- ----    ----     ----     ----    -------  --------    ----        -------

4521145  PONTE VEDRA BEACH  FL    32082   SFD     8.750    8.484   $2,144.94   360     1-Apr-27      $272,493.13
4533838  LITTLE ROCK        AR    72212   SFD     7.875    7.609   $2,175.21   360     1-May-27      $300,000.00
4534814  HUNTINGTON         NY    11746   SFD     9.375    9.109   $1,117.87   360     1-Aug-26      $133,769.74
         STATION
4536344  SHERWOOD           AR    72120   SFD     7.750    7.484   $2,132.05   360     1-Apr-27      $297,389.95
4536780  COROLLA            NC    27927   SFD     8.500    8.234   $1,730.06   360     1-May-27      $225,000.00
4538726  STATEN ISLAND      NY    10305   LCO     8.875    8.609     $875.21   360     1-Sep-26      $109,493.71
4541623  HARRISON           NY    10528   SFD     7.625    7.359   $1,953.52   360     1-Apr-27      $275,800.23
4542064  LITTLE SILVER      NJ    07739   SFD     8.625    8.359   $1,953.81   360     1-Nov-26      $250,293.99
4544797  GREAT NECK         NY    11021   SFD     7.750    7.484   $2,579.09   360     1-May-27      $360,000.00
4545712  MOUNT SINAI        NY    11766   SFD     8.375    8.109     $858.88   360     1-Dec-26      $112,643.90
4546521  LAS CRUCES         NM    88005   SFD     8.500    8.234   $1,883.84   360     1-Apr-27      $244,851.58
4547092  EAST HAMPTON       NY    11937   SFD     8.625    8.359   $1,935.53   360     1-Apr-27      $248,703.08
4548123  STATEN ISLAND      NY    10312   SFD     8.500    8.234   $2,011.48   360     1-May-27      $261,600.00
4548422  NEW YORK           NY    10023   HCO     8.000    7.734   $2,201.30   360     1-May-27      $300,000.00
4550117  CLINTON            NJ    08809   SFD     8.125    7.859   $1,960.20   360     1-Dec-26      $263,124.73
4550654  MODESTO            CA    95356   SFD     8.750    8.484   $2,810.88   360     1-Apr-27      $357,094.43
4551797  AMBLER             PA    19002   SFD     7.625    7.359   $1,770.55   360     1-Apr-27      $249,938.94
4552806  BOCA RATON         FL    33432   SFD     8.125    7.859   $1,726.31   360     1-Dec-26      $231,729.17
4556352  MANHATTAN          MT    59741   SFD     8.125    7.859   $2,650.90   240     1-Apr-17      $313,475.15
4557638  LEXINGTON          MA    02173   SFD     8.125    7.859   $2,413.12   360     1-May-27      $325,000.00
4558321  CHARLOTTE          NC    28226   SFD     7.750    7.484   $1,970.13   360     1-Jan-27      $274,177.29
4558512  MIAMI              FL    33016   SFD     8.750    8.484   $1,806.27   360     1-Jan-27      $229,065.78
4560472  BAILEY             CO    80421   SFD     8.500    8.234   $2,183.71   360     1-Apr-27      $283,827.96
4560482  LONG BEACH         NY    11561   SFD     9.000    8.734   $1,029.92   360     1-Apr-27      $127,930.08
4560521  SANGER             CA    93657   SFD     8.500    8.234   $2,114.51   360     1-Dec-26      $274,104.80
4560977  WALESKA            GA    30183   SFD     8.250    7.984   $1,535.22   360     1-Jan-27      $203,823.34
4561138  CAMPBELL           CA    95008   PUD     8.000    7.734   $1,680.33   360     1-Apr-27      $228,846.34
4561363  FOUNTAIN HILLS     AZ    85268   SFD     7.625    7.359   $1,808.42   360     1-Jan-27      $254,753.19
4563348  CONVENT STATION    NJ    07961   SFD     8.000    7.734   $1,768.38   360     1-May-27      $241,000.00
4563634  MCLEAN             VA    22101   SFD     8.625    8.359   $2,232.26   360     1-Jan-27      $286,314.87
4563883  LACONNER           WA    98257   SFD     7.625    7.359   $2,335.72   360     1-Feb-27      $329,278.90
4563988  STRATTON MOUNTAIN  VT    05155   SFD     8.250    7.984   $1,953.30   360     1-May-27      $260,000.00
4564232  ROME               NY    13440   SFD     8.625    8.359     $427.78   360     1-Feb-27       $54,901.89
4565251  STATEN ISLAND      NY    10314   SFD     8.375    8.109   $2,021.80   360     1-Apr-27      $265,834.66
4565762  SAN MATEO          CA    94402   SFD     7.750    7.484   $1,977.30   360     1-Apr-27      $275,805.20
4566142  DRAPER             UT    84020   SFD     7.875    7.609   $1,814.12   360     1-Jan-27      $249,504.47
4566592  CARLSBAD           CA    92009   SFD     8.000    7.734   $2,942.40   360     1-Apr-27      $400,730.94
4566818  ALPINE             UT    84004   SFD     8.625    8.359   $7,583.45   360     1-May-27      $975,000.00
4566859  WESTFIELD          NJ    07090   SFD     8.375    8.109   $1,922.99   360     1-Apr-27      $252,842.74
4567007  BEDFORD            NY    10506   SFD     8.625    8.359   $3,391.17   360     1-May-27      $436,000.00
4567271  HAMBURG            NY    14075   SFD     8.875    8.609   $1,066.16   360     1-Jan-27      $132,981.19
4567622  RANDOLPH           NJ    07869   SFD     8.375    8.109   $1,710.16   360     1-Apr-27      $224,860.15
4567625  NEWTON             MA    02166   SFD     8.625    8.359   $1,944.48   360     1-Mar-27      $249,703.73
4567642  AUSTIN             TX    78738   PUD     8.625    8.359   $2,011.76   360     1-Feb-27      $258,188.55
4567920  PEMBROOKE PINES    FL    33027   SFD     8.250    7.984   $2,132.09   360     1-Mar-27      $283,436.83
4568283  SCOTCH PLAINS      NJ    07076   SFD     7.750    7.484   $1,633.42   360     1-Apr-27      $227,839.08
4568402  SOUTH HAMPTON      NY    11968   SFD     8.000    7.734   $7,337.65   360     1-Apr-27      $999,329.02
4568523  LEXINGTON          MA    02173   SFD     8.000    7.734   $2,717.87   360     1-May-27      $370,400.00
4568576  PORTLAND           OR    97202   LCO     8.000    7.734   $1,849.09   360     1-Apr-27      $251,830.91
4568770  PHOENIX            AZ    85044   SFD     8.750    8.484     $881.10   360     1-Mar-27      $111,870.67
4568810  SCOTTS VALLEY      CA    95066   SFD     8.500    8.234   $2,118.36   360     1-Apr-27      $275,333.10
4568834  LABADIE            MO    63055   SFD     8.250    7.984   $1,652.79   360     1-Apr-27      $219,859.71
4568934  GILLETTE           NJ    07933   SFD     8.250    7.984   $2,331.94   360     1-May-27      $310,400.00
4568980  FRAMINGTON         MA    01701   SFD     8.500    8.234   $2,123.68   348     1-Apr-24      $269,143.08
4569187  MOUNT SINAI        NY    11766   SFD     8.625    8.359   $2,332.59   360     1-Mar-27      $299,544.62
4569215  FAIRFAX            VA    22032   SFD     8.125    7.859   $1,670.62   360     1-May-27      $225,000.00
4569280  PORTLAND           OR    97214   SFD     8.125    7.859   $2,872.73   360     1-Mar-27      $386,036.40
4569515  HIGH POINT         NC    27262   SFD     8.250    7.984   $1,989.35   360     1-Apr-27      $264,631.15
4569549  ANNANDALE          VA    22003   SFD     7.500    7.234   $1,661.34   360     1-Apr-27      $237,423.66
4569671  AUSTIN             TX    78736   SFD     7.875    7.609     $896.91   360     1-Apr-27      $123,614.87
4569838  JACKSON            NJ    08527   SFD     7.500    7.234   $1,047.28   240     1-Apr-17      $129,765.22
4569932  SHELTER ISLAND     NY    11964   SFD     8.875    8.609   $1,368.51   360     1-Feb-27      $171,708.57
4569944  FALLSTON           MD    21047   SFD     8.000    7.734   $1,650.98   360     1-Apr-27      $224,749.02
4570149  MIAMI BEACH        FL    33139   HCO     8.625    8.359     $883.57   360     1-Mar-27      $113,465.38
4570165  MASSAPEQUA PARK    NY    11762   SFD     8.000    7.734   $1,796.26   360     1-Mar-27      $244,470.39
4570308  SAN FRANCISCO      CA    94112   SFD     7.875    7.609   $1,254.37   360     1-Mar-27      $172,761.10
4570585  MANSFIELD          NJ    07865   SFD     8.125    7.859   $1,188.00   360     1-Apr-27      $159,845.33
4570605  NORTH BELLMORE     NY    11710   SFD     8.375    8.109   $1,124.91   360     1-Apr-27      $147,908.01
4570670  NEWPORT BEACH      CA    92660   SFD     8.750    8.484   $3,146.81   360     1-Apr-27      $399,769.86
4570764  SOUTHLAKE          TX    76092   SFD     8.125    7.859   $1,653.92   360     1-Mar-27      $222,457.59
4570809  MAHWAH             NJ    07430   SFD     8.500    8.234   $2,629.68   360     1-Apr-27      $341,792.82
4570980  EUGENE             OR    97401   SFD     8.125    7.859   $2,001.77   360     1-Mar-27      $269,246.10
4570982  PHILIPSTOWN        NY    10524   SFD     8.375    8.109   $1,368.13   360     1-Apr-27      $179,888.12
4571295  HONOLULU           HI    96821   SFD     7.500    7.234   $2,971.67   360     1-Apr-27      $424,684.58
4571562  EVERGREEN          CO    80439   SFD     8.500    8.234   $2,410.55   360     1-Mar-27      $313,118.81
4571631  RYE                NY    10580   SFD     7.875    7.609   $2,552.25   360     1-May-27      $352,000.00
4571667  PORTOLA VALLEY     CA    94028   SFD     7.875    7.609   $4,459.18   360     1-Apr-27      $614,476.76
4571705  NEW ROCHELLE       NY    10804   SFD     8.250    7.984   $2,253.80   360     1-Apr-27      $299,808.70
4571879  SANTA ROSA         CA    95404   SFD     8.000    7.734   $2,326.04   360     1-Mar-27      $316,573.17
4571902  PHOENIX            AZ    85016   SFD     8.250    7.984   $2,186.19   360     1-Apr-27      $290,814.44
4571940  NORTHPORT          NY    11768   SFD     8.125    7.859   $1,983.96   360     1-May-27      $267,200.00
4572171  BAY SHORE          NY    11706   SFD     8.500    8.234   $1,491.70   360     1-May-27      $194,000.00
4572258  TAVERNIER          FL    33070   SFD     8.250    7.984     $781.32   360     1-Feb-27      $103,799.66
4572389  STATEN ISLAND      NY    10310   SFD     8.250    7.984   $2,115.57   360     1-May-27      $281,600.00
4572404  DANVILLE           CA    94526   PUD     8.750    8.484   $2,604.77   360     1-May-27      $331,100.00
4572450  EAST HAMPTON       NY    11937   SFD     8.625    8.359     $913.91   360     1-May-27      $117,500.00
4572538  BRIDGEWATER        CT    06752   SFD     7.750    7.484   $2,020.29   360     1-May-27      $282,000.00
4572593  CROSS RIVER  T O   NY    10518   SFD     8.500    8.234   $2,533.57   360     1-Apr-27      $329,300.39
         LEWISBOR
4572596  ST CHARLES         MO    63303   SFD     8.000    7.734   $3,592.51   360     1-May-27      $489,600.00
4572599  MONCLOVA           OH    43542   SFD     7.875    7.609   $1,645.91   360     1-Apr-27      $226,843.78
4572681  SCOTTSDALE         AZ    85259   SFD     8.000    7.734   $3,590.31   360     1-Mar-27      $488,641.19
4572700  BROOKLYN           NY    11230   SFD     8.000    7.734   $1,731.68   360     1-May-27      $236,000.00
4572836  EDINA              MN    55439   SFD     8.000    7.734   $2,164.61   360     1-Apr-27      $294,802.06
4572875  SLIDELL            LA    70458   SFD     8.000    7.734   $2,476.46   360     1-Apr-27      $337,273.54
4572902  NANTUCKET          MA    02554   SFD     8.250    7.984   $2,141.11   360     1-May-27      $285,000.00
4572922  KENNEWICK          WA    99337   SFD     7.750    7.484   $2,191.51   360     1-Mar-27      $305,466.80
4573030  KIRKLAND           WA    98034   SFD     8.250    7.984   $3,005.07   360     1-May-27      $400,000.00
4573033  VIRGINIA BEACH     VA    23451   SFD     8.750    8.484   $2,138.65   360     1-Apr-27      $271,193.59
4573042  HIGHLANDS RANCH    CO    80126   SFD     7.625    7.359   $2,243.71   360     1-Apr-27      $316,770.56
4573063  WESTWOOD           NJ    07675   SFD     8.000    7.734     $892.26   360     1-Apr-27      $121,518.41
4573148  FRANKLIN TOWNSHIP  NJ    08873   SFD     7.875    7.609   $1,914.18   360     1-Mar-27      $263,635.45
4573207  SALT LAKE CITY     UT    84109   SFD     8.125    7.859   $2,093.85   360     1-Apr-27      $281,815.52
4573220  PUTNAM VALLEY      NY    10579   THS     8.250    7.984     $638.58   360     1-Apr-27       $84,945.80
4573228  VICTORVILLE        CA    92392   SFD     8.500    8.234   $2,110.67   360     1-Apr-27      $274,333.70
4573233  NEW YORK           NY    10016   HCO     9.000    8.734   $1,544.88   360     1-Apr-27      $191,895.12
4573265  WAYLAND            MA    01778   SFD     7.875    7.609   $4,118.40   360     1-May-27      $568,000.00
4573276  GAINESVILLE        GA    35201   SFD     7.875    7.609   $2,140.40   360     1-Mar-27      $294,792.37
4573299  DES MOINES         WA    98198   SFD     7.625    7.359   $2,123.38   360     1-Apr-27      $299,782.87
4573308  NEWTON             MA    02165   SFD     7.625    7.359   $2,477.28   360     1-Apr-27      $349,746.68
4573312  LONGMEADOW         MA    01106   SFD     8.125    7.859   $2,724.96   360     1-May-27      $367,000.00
4573430  CHATHAM            NJ    07928   SFD     8.125    7.859   $2,969.99   360     1-May-27      $400,000.00
4573433  CHARLESTON         WV    25304   SFD     8.375    8.109   $2,470.24   360     1-Apr-27      $324,797.99
4573444  SIMI VALLEY        CA    93065   SFD     8.125    7.859   $2,519.30   360     1-Apr-27      $339,078.04
4573452  ELK GROVE          CA    95758   SFD     8.625    8.359   $1,461.47   360     1-Apr-27      $187,789.06
4573494  SEARINGTOWN        NY    11596   SFD     7.750    7.484   $2,665.05   360     1-Mar-27      $371,473.20
4573514  BIRMINGHAM         AL    35242   SFD     8.125    7.859   $1,780.88   360     1-Apr-27      $239,693.10
4573592  PLEASANTON         CA    94588   SFD     8.125    7.859   $2,516.33   360     1-Apr-27      $338,678.31
4573599  NORTH MIAMI BEACH  FL    33160   HCO     8.500    8.234     $258.35   360     1-Mar-27       $33,559.16
4573613  AUSTIN             TX    78746   SFD     8.000    7.734   $1,807.63   360     1-Apr-27      $246,184.70
4573656  TRABUCO CANYON     CA    92679   SFD     8.000    7.734   $2,430.23   360     1-Apr-27      $330,977.77
         AREA
4573667  MERRICK            NY    11566   SFD     8.250    7.984   $1,998.37   360     1-Apr-27      $265,830.38
4573762  SAN DIEGO          CA    92115   SFD     8.500    8.234   $1,599.35   360     1-Feb-27      $207,619.27
4573773  HENDERSON          NV    89012   SFD     8.500    8.234   $1,885.00   360     1-Feb-27      $244,701.28
4573791  LINCROFT           NJ    07738   SFD     7.750    7.484   $1,719.39   360     1-May-27      $240,000.00
4573817  BRIDGEWATER        NJ    08807   SFD     7.875    7.609   $2,066.45   360     1-May-27      $285,000.00
4573920  TRABUCO CANYON     CA    92679   SFD     7.750    7.484   $1,988.04   360     1-Apr-27      $277,304.15
         AREA
4573940  WASINGTON          DC    20007   SFD     8.250    7.984   $2,328.93   360     1-Mar-27      $309,603.28
4573944  WYCKOFF            NJ    07481   SFD     8.375    8.109   $2,249.81   360     1-Apr-27      $295,816.03
4574015  OAKTON             VA    22124   SFD     7.875    7.609   $4,132.90   360     1-May-27      $570,000.00
4574025  MAHWAH             NJ    07430   SFD     8.625    8.359   $2,100.03   360     1-Apr-27      $269,840.60
4574052  KATY               TX    77450   SFD     8.125    7.859   $1,707.75   360     1-May-27      $230,000.00
4574072  VALHALLA           NY    10595   SFD     8.500    8.234   $2,444.38   360     1-Apr-27      $317,707.41
4574085  HICKSVILLE         NY    11801   SFD     7.875    7.609     $725.07   360     1-May-27      $100,000.00
4574100  SCOTTSDALE         AZ    85262   SFD     8.250    7.984   $1,739.93   360     1-Mar-27      $231,303.62
4574138  SAN ANTONIO        TX    78258   SFD     8.250    7.984   $2,944.97   360     1-Mar-27      $391,498.34
4574298  BONITA SPRINGS     FL    34134   SFD     7.750    7.484   $3,413.35   360     1-Mar-27      $475,775.28
4574307  HACKETTSTOWN       NJ    07840   LCO     8.625    8.359     $472.90   360     1-May-27       $60,800.00
4574355  STILLWATER         OK    74074   SFD     7.750    7.484   $3,510.42   360     1-Apr-27      $489,654.16
4574360  TUPELO             MS    38801   SFD     8.000    7.734   $1,614.28   360     1-Apr-27      $219,852.39
4574401  COLUMBIA           SC    29205   SFD     7.750    7.484   $2,357.00   360     1-Apr-27      $328,767.79
4574516  ALPHARETTA         GA    30202   SFD     7.875    7.609   $3,915.37   360     1-Apr-27      $539,628.38
4574523  FREMONT            CA    94539   PUD     8.500    8.234   $1,960.73   360     1-Apr-27      $254,845.52
4574549  EAST HAMPTON       NY    11937   SFD     8.625    8.359   $1,804.48   360     1-Apr-27      $231,863.02
4574618  LAS VEGAS          NV    89102   SFD     8.375    8.109   $3,275.91   360     1-May-27      $431,000.00
4574641  ROCKVILLE CENTRE   NY    11570   SFD     7.875    7.609   $1,921.44   360     1-May-27      $265,000.00
4574683  FOREST HILLS       NY    11375   SFD     8.125    7.859   $2,566.08   360     1-May-27      $345,600.00
4574686  BLAINE COUNTY      ID    83333   SFD     8.750    8.484   $1,762.21   360     1-May-27      $224,000.00
4574707  GOLDEN             CO    80403   SFD     8.000    7.734   $1,819.00   360     1-Apr-27      $247,733.67
4574738  COLUMBIA           MD    21044   SFD     8.000    7.734   $1,599.61   360     1-May-27      $218,000.00
4574756  WANTAGH            NY    11793   SFD     8.500    8.234   $1,107.24   360     1-May-27      $144,000.00
4574793  NEWTON             NC    28658   SFD     8.000    7.734   $1,713.71   360     1-May-27      $233,550.00
4574798  PORT LUDLOW        WA    98365   PUD     7.875    7.609   $1,848.93   360     1-May-27      $255,000.00
4574854  BAYSIDE            NY    11360   HCO     8.500    8.234   $1,147.60   360     1-Apr-27      $149,159.59
4574856  LONG BEACH         NJ    08002   SFD     8.500    8.234   $1,999.18   360     1-Mar-27      $259,683.86
4574943  STAFFORD           VA    22554   SFD     8.500    8.234   $1,826.17   360     1-Apr-27      $237,356.12
4574952  MEMPHIS            TN    38111   SFD     8.000    7.734   $2,017.85   360     1-Apr-27      $274,815.48
4574973  ACTON              CA    93510   SFD     7.875    7.609   $1,852.92   360     1-Apr-27      $255,374.13
4574994  ARLINGTON          VA    22201   SFD     7.875    7.609   $1,598.78   360     1-Apr-27      $220,348.25
4574998  TARZANA            CA    91356   SFD     8.000    7.734   $2,054.55   360     1-Apr-27      $279,812.12
4575065  DUARTE             CA    91010   SFD     7.750    7.484   $1,633.42   360     1-Apr-27      $227,839.08
4575155  MOUNT VERNON       NY    10552   SFD     8.000    7.734   $1,778.65   360     1-Apr-27      $242,237.35
4575183  CINCINNATI         OH    45243   SFD     8.000    7.734   $2,201.29   360     1-Apr-27      $299,798.71
4575398  MONTROSE           CO    81401   SFD     8.250    7.984     $713.70   360     1-Feb-27       $94,817.03
4575474  ZEPHYR COVE        NV    89448   SFD     7.875    7.609   $1,589.36   360     1-Apr-27      $219,049.14
4575506  WEST CHESTER       PA    19380   SFD     7.750    7.484   $2,772.52   360     1-May-27      $387,000.00
4575656  MANDEVILLE         LA    70448   SFD     7.500    7.234   $1,636.16   360     1-Apr-27      $233,826.34
4575662  PLANO              TX    75093   SFD     8.125    7.859   $2,048.93   360     1-Apr-27      $275,769.48
4575726  WESTHAMPTON        NY    11977   LCO     8.625    8.359   $2,488.93   360     1-Apr-27      $319,811.07
4575762  SUPERIOR           CO    80027   SFD     7.750    7.484   $1,649.90   360     1-Apr-27      $230,137.45
4575772  GLEN HEAD          NY    11545   SFD     8.375    8.109   $1,140.11   360     1-Apr-27      $149,767.17
4575805  INDIANAPOLIS       IN    46217   SFD     7.875    7.609   $2,320.22   360     1-Apr-27      $319,779.78
4575830  GRANITE BAY        CA    95746   SFD     7.750    7.484   $2,113.42   360     1-Apr-27      $294,791.79
4575884  WASHINGTONVILLE    NY    10992   SFD     7.750    7.484   $1,564.65   360     1-May-27      $218,400.00
4575895  SEATTLE            WA    98116   SFD     7.875    7.609   $2,356.48   360     1-Apr-27      $324,776.34
4575900  ATLANTA            GA    30305   SFD     8.000    7.734   $2,384.73   360     1-Mar-27      $324,562.42
4575930  TORRANCE           CA    90503   LCO     8.125    7.859   $1,774.02   360     1-Apr-27      $238,768.70
4575953  WEST LAFAYETTE     IN    47906   SFD     8.125    7.859   $1,855.96   351     1-Jul-26      $248,276.26
4576007  CONCORD            CA    94518   SFD     7.750    7.484   $2,127.10   360     1-Apr-27      $296,656.20
4576012  FLUSHING           NY    11354   SFD     7.750    7.484   $1,146.26   360     1-Apr-27      $159,887.07
4576031  LIVONIA            MI    48152   SFD     8.000    7.734     $963.07   360     1-May-27      $131,250.00
4576035  EAST WILLISTON     NY    11596   SFD     7.750    7.484   $1,662.08   360     1-Apr-27      $231,836.25
4576090  BALBOA ISLAND      CA    92662   SFD     8.250    7.984   $3,065.17   360     1-Apr-27      $407,739.83
4576126  ROXBURY            CT    06783   SFD     8.375    8.109   $1,444.14   360     1-Apr-27      $189,881.90
4576129  NAPLES             FL    34102   SFD     8.000    7.734   $6,934.08   360     1-Apr-27      $941,365.92
4576134  NASHVILLE          TN    37205   SFD     7.875    7.609   $3,081.55   360     1-Apr-27      $424,707.51
4576150  BIRMINGHAM         AL    35242   SFD     7.875    7.609   $1,972.19   360     1-Apr-27      $271,812.81
4576187  ELLICOTT CITY      MD    21042   SFD     7.875    7.609   $1,794.55   360     1-May-27      $247,500.00
4576206  MALVERN            PA    19355   PUD     7.000    6.734   $4,324.47   360     1-Apr-27      $649,467.20
4576252  ISSAQUAH           WA    98027   SFD     7.750    7.484   $1,970.14   360     1-Apr-27      $274,805.90
4576262  BEDMINSTER TWP     PA    18923   SFD     7.625    7.359   $1,546.53   360     1-May-27      $218,500.00
4576446  LIVINGSTON         NJ    07039   SFD     8.375    8.109   $3,040.29   360     1-Mar-27      $399,501.02
4576462  BEND               OR    97701   SFD     7.625    7.359   $3,623.90   360     1-Apr-27      $511,629.43
4576472  MILLER PLACE       NY    11764   SFD     8.250    7.984   $1,945.79   360     1-Apr-27      $258,834.84
4576476  HERNDON            VA    20171   SFD     7.500    7.234   $1,838.94   360     1-May-27      $263,000.00
4576504  VIRGINIA BEACH     VA    23454   SFD     8.250    7.984   $1,630.25   360     1-Apr-27      $216,861.63
4576512  JACKSON            NJ    08527   SFD     8.750    8.484   $1,652.08   360     1-Apr-27      $209,879.17
4576521  MCLEAN             VA    22102   SFD     7.625    7.359   $2,434.11   360     1-Apr-27      $343,651.09
4576535  HUNTSVILLE         AL    35801   SFD     7.875    7.609   $4,078.52   360     1-Apr-27      $562,112.89
4576682  THOUSAND OAKS      CA    91320   PUD     7.875    7.609   $2,150.20   360     1-Apr-27      $296,345.91
4576704  PROVO              UT    84604   SFD     8.375    8.109   $1,854.58   360     1-Apr-27      $243,848.34
4576720  FORT COLLINS       CO    80525   SFD     8.000    7.734   $1,973.83   360     1-Apr-27      $268,819.50
4576763  SAN FRANCISCO      CA    94118   LCO     7.875    7.609   $2,559.49   360     1-Apr-27      $352,757.07
4576784  LAS FLORES         CA    92688   SFD     8.125    7.859   $1,836.57   360     1-Apr-27      $247,188.20
4576808  IRVINE             CA    92620   PUD     8.000    7.734   $2,377.40   360     1-May-27      $324,000.00
4576818  LITTLETON          CO    80120   SFD     8.000    7.734   $1,765.07   360     1-May-27      $240,550.00
4576847  EAST WILLISTON     NY    11596   SFD     8.250    7.984   $2,103.55   360     1-May-27      $280,000.00
4576933  ARDSLEY            NY    10502   SFD     8.500    8.234   $2,037.63   360     1-Apr-27      $264,839.45
4576990  LOS ANGELES        CA    90004   SFD     7.750    7.484   $1,970.14   360     1-Apr-27      $274,805.90
4577037  ALBANY             CA    94706   SFD     8.375    8.109   $2,103.50   360     1-Apr-27      $276,577.98
4577043  BOUNTIFUL          UT    84010   SFD     9.000    8.734   $2,021.62   360     1-Apr-27      $251,112.76
4577073  ASHLAND            OR    97520   PUD     8.125    7.859   $1,121.18   360     1-Apr-27      $150,901.22
4577083  DOUGLASTON         NY    11362   SFD     8.000    7.734   $1,857.90   360     1-May-27      $253,200.00
4577098  WALNUT CREEK       CA    94595   LCO     8.125    7.859   $1,670.62   360     1-Apr-27      $224,852.82
4577120  MEMPHIS            TN    38119   SFD     7.875    7.609   $4,187.28   360     1-Apr-27      $577,102.57
4577165  BIRMINGHAM         AL    35244   SFD     8.000    7.734   $1,966.49   360     1-Mar-27      $267,639.16
4577192  SANDY              UT    84093   SFD     8.250    7.984   $3,230.45   360     1-Apr-27      $429,725.80
4577242  PLEASANTON         CA    94566   SFD     7.500    7.234   $2,971.66   360     1-Apr-27      $424,684.59
4577267  MAHOPAC            NY    10541   SFD     8.250    7.984   $1,694.86   360     1-May-27      $225,600.00
4577309  LAKESIDE PARK      KY    41017   SFD     8.000    7.734   $3,228.56   360     1-Mar-27      $439,407.59
4577320  CICERO             NY    13039   SFD     8.625    8.359     $417.29   360     1-May-27       $53,650.00
4577351  SAN JOSE           CA    95126   SFD     8.125    7.859   $3,260.31   360     1-May-27      $439,100.00
4577458  DARIEN             CT    06820   SFD     8.250    7.984   $4,019.28   360     1-May-27      $535,000.00
4577474  RIDGEWOOD          NJ    07450   SFD     8.000    7.734   $2,819.13   360     1-May-27      $384,200.00
4577556  SEATAC             WA    98188   SFD     8.125    7.859   $1,900.79   360     1-Apr-27      $255,832.54
4577593  IRVINE             CA    92714   SFD     8.125    7.859   $4,380.74   360     1-Apr-27      $589,614.05
4577626  SAN MARCOS         CA    92069   SFD     8.125    7.859   $1,950.36   360     1-Apr-27      $262,503.17
4577667  SAN RAFAEL         CA    94903   SFD     8.000    7.734   $2,189.56   360     1-Apr-27      $298,199.77
4577681  LAGUNA NIGUEL      CA    92677   SFD     7.875    7.609   $2,537.75   360     1-Apr-27      $349,759.13
4577693  WHIPPANY           NJ    07981   SFD     7.625    7.359   $1,642.09   360     1-May-27      $232,000.00
4577698  FAIRFAX            VA    22033   SFD     7.625    7.359   $2,331.83   360     1-Apr-27      $329,211.55
4577705  BELLEROSE          NY    11426   SFD     8.375    8.109   $1,504.87   240     1-Apr-17      $174,716.48
4577716  SAN JOSE           CA    95135   SFD     8.000    7.734   $2,201.30   360     1-Apr-27      $299,798.70
4577730  SCARSDALE          NY    10583   SFD     8.375    8.109   $1,580.96   360     1-May-27      $208,000.00
4577771  NAPLES             FL    34105   LCO     8.375    8.109   $1,817.34   360     1-Apr-27      $238,951.38
4577772  HENDERSON          NV    89011   SFD     8.375    8.109   $5,700.54   360     1-Apr-27      $749,533.84
4577794  FAIRFAX            VA    22039   SFD     7.500    7.234   $2,511.58   360     1-May-27      $359,200.00
4577827  MARIETTA           GA    30066   SFD     8.125    7.859     $742.50   360     1-Apr-27       $99,934.58
4577835  SAN DIEGO          CA    92037   PUD     8.375    8.109   $2,903.48   360     1-Apr-27      $381,762.56
4577855  SOUTH PLAINFIELD   NJ    07080   SFD     8.875    8.609   $1,002.52   360     1-Apr-27      $125,929.35
4577958  MIAMI              FL    33176   SFD     8.500    8.234     $984.21   360     1-Mar-27      $127,844.37
4577973  VENTURA            CA    93001   SFD     7.875    7.609   $2,900.28   360     1-Apr-27      $399,724.72
4577989  DALY CITY          CA    94014   SFD     8.125    7.859   $1,770.86   360     1-Apr-27      $238,343.98
4577990  SCOTTSDALE         AZ    85258   SFD     8.250    7.984   $2,629.43   360     1-Apr-27      $349,776.82
4578032  BOULDER            CO    80301   SFD     8.500    8.234   $2,190.64   360     1-May-27      $284,900.00
4578049  EDWARDS            CO    81632   PUD     8.875    8.609   $1,794.98   360     1-May-27      $225,600.00
4578078  SEATTLE            WA    98122   SFD     7.875    7.609   $3,235.63   360     1-Apr-27      $445,942.89
4578092  ALEXANDRIA         VA    22314   SFD     7.500    7.234   $1,817.96   360     1-May-27      $260,000.00
4578104  WILTON             CT    06897   SFD     7.875    7.609   $2,965.54   360     1-May-27      $409,000.00
4578108  ACCOKEEK           MD    20604   SFD     8.000    7.734   $1,643.63   360     1-Apr-27      $223,849.70
4578138  STATEN ISLAND      NY    10314   SFD     8.125    7.859   $1,188.00   360     1-Apr-27      $159,895.33
4578152  JACKSON            WY    83001   PUD     8.375    8.109   $6,175.59   360     1-Apr-27      $811,994.98
4578183  SAN JOSE           CA    95136   SFD     8.250    7.984   $1,899.21   360     1-Apr-27      $252,638.79
4578210  MIDLAND PARK       NJ    07432   SFD     8.625    8.359   $1,120.02   360     1-May-27      $144,000.00
4578373  OREGON CITY        OR    97045   SFD     8.250    7.984   $1,814.31   360     1-Apr-27      $241,346.00
4578414  ROCKVILLE CENTRE   NY    11570   SFD     7.875    7.609     $667.07   360     1-May-27       $92,000.00
4578450  LOS ANGELES        CA    90049   LCO     8.125    7.859   $1,833.97   360     1-May-27      $247,000.00
4578467  ROCKVILLE          MD    20850   SFD     7.500    7.234   $1,613.44   360     1-Apr-27      $230,578.75
4578479  ZIONSVILLE         IN    46077   SFD     8.250    7.984   $1,750.46   360     1-Apr-27      $232,851.42
4578622  PLANO              TX    75093   SFD     7.875    7.609   $1,861.26   360     1-Apr-27      $256,523.33
4578650  MOORESTOWN         NJ    08057   SFD     8.375    8.109   $2,888.28   360     1-Apr-27      $379,763.80
4578669  CAPITOLA           CA    95010   LCO     8.250    7.984   $1,093.85   360     1-Apr-27      $145,507.15
4578691  PLEASANT VALLEY    NY    12569   SFD     8.375    8.109   $2,432.24   360     1-May-27      $320,000.00
4578708  EL GRANADA         CA    94018   SFD     8.250    7.984   $2,453.64   360     1-Apr-27      $326,391.74
4578737  DARIEN             CT    06820   SFD     8.250    7.984   $2,629.44   360     1-Apr-27      $349,776.81
4578760  CHARLOTTE          NC    28207   SFD     7.875    7.609   $2,055.58   360     1-May-27      $283,500.00
4578845  WAPPINGERS FALLS   NY    12590   SFD     8.375    8.109     $784.40   360     1-May-27      $103,200.00
4578881  CHINO HILLS        CA    91709   SFD     8.125    7.859   $1,901.69   360     1-Apr-27      $255,952.46
4578894  MINNETRISTA        MN    55364   SFD     8.000    7.734   $1,959.15   360     1-Apr-27      $266,434.22
4578895  ST LOUIS           MO    63108   SFD     8.125    7.859   $2,346.30   360     1-May-27      $316,000.00
4578941  LOS ANGELES        CA    90036   SFD     8.375    8.109   $3,161.91   360     1-May-27      $416,000.00
4578945  LAGUNA NIGUEL      CA    92677   PUD     8.500    8.234   $2,091.45   360     1-Apr-27      $271,835.22
4578964  SCOTTSDALE         AZ    85259   SFD     7.625    7.359   $1,804.88   360     1-May-27      $255,000.00
4578984  SARATOGA           CA    95070   PUD     8.375    8.109   $2,553.85   360     1-Apr-27      $335,791.15
4578985  EVERETT            WA    98203   SFD     8.125    7.859   $1,776.05   360     1-May-27      $239,200.00
4578995  AUSTIN             TX    78746   SFD     8.000    7.734   $2,309.89   360     1-Apr-27      $314,588.78
4579010  BETHESDA           MD    20816   SFD     7.750    7.484   $1,573.25   360     1-Apr-27      $219,445.00
4579098  BALDWIN            NY    11500   SFD     8.375    8.109     $870.29   360     1-Apr-27      $114,428.82
4579209  PROVO              UT    84604   SFD     8.125    7.859   $3,044.24   360     1-Apr-27      $409,731.80
4579256  PRINCETON          NJ    08540   SFD     7.375    7.109   $3,626.05   360     1-May-27      $525,000.00
4579271  VIENNA             VA    22180   SFD     7.750    7.484   $2,521.78   360     1-Apr-27      $351,751.56
4579279  SOUTHLAKE          TX    76092   SFD     7.875    7.609   $3,634.78   360     1-Apr-27      $500,955.00
4579295  HALF MOON BAY      CA    94019   SFD     7.875    7.609   $2,117.21   360     1-May-27      $292,000.00
4579300  WASHINGTON         DC    20016   SFD     7.875    7.609   $2,187.90   360     1-Apr-27      $301,542.33
4579320  SAN FRANCISCO      CA    94121   SFD     8.000    7.734   $2,171.95   360     1-May-27      $296,000.00
4579339  MARIETTA           GA    30068   SFD     7.875    7.609   $2,262.22   360     1-Apr-27      $311,785.28
4579342  WEST HARTFORD      CT    06117   SFD     8.000    7.734   $1,981.17   360     1-May-27      $270,000.00
4579352  AUSTIN             TX    78750   SFD     8.375    8.109   $2,043.45   360     1-Apr-27      $268,682.90
4579431  METAIRIE           LA    70005   SFD     8.125    7.859   $1,975.04   360     1-Apr-27      $265,826.00
4579434  DANA POINT         CA    92629   SFD     8.125    7.859   $1,670.62   360     1-May-27      $225,000.00
4579452  EDGEWOOD           KY    41017   SFD     8.125    7.859   $1,790.90   360     1-Apr-27      $241,042.23
4579473  FREMONT            CA    94539   SFD     8.250    7.984   $3,470.86   360     1-Apr-27      $461,705.39
4579501  BROOKLYN           NY    11223   SFD     8.000    7.734   $1,777.55   360     1-May-27      $242,250.00
4579511  VALLEY CENTER      CA    92082   SFD     8.250    7.984   $1,352.28   360     1-Mar-27      $179,769.65
4579567  HUNTINGTON BEACH   CA    92648   SFD     8.000    7.734   $1,621.62   360     1-Mar-27      $220,702.44
4579613  CHARLESTON         SC    29402   SFD     8.250    7.984     $751.27   360     1-May-27      $100,000.00
4579732  CALABASAS          CA    91302   PUD     8.000    7.734   $5,283.11   360     1-Apr-27      $719,516.89
4579752  HAUPPAUGE          NY    11788   SFD     8.750    8.484   $1,888.09   360     1-Apr-27      $239,861.91
4579761  HENDERSON          NV    89014   SFD     8.000    7.734   $1,643.63   360     1-Apr-27      $223,849.70
4579797  REDWOOD CITY       CA    94061   SFD     8.500    8.234   $2,122.21   360     1-Apr-27      $275,832.79
4579932  RENO               NV    89511   SFD     8.125    7.859   $2,747.24   360     1-May-27      $370,000.00
4579935  WEEMS              VA    22576   SFD     7.500    7.234     $765.64   360     1-Apr-27      $109,418.74
4579937  SAN JOSE           CA    95120   SFD     8.000    7.734   $3,313.69   360     1-May-27      $451,600.00
4579941  LITTLE ROCK        AR    72207   SFD     8.125    7.859   $2,439.10   360     1-Apr-27      $328,285.12
4580007  ALEXANDRIA         VA    22302   SFD     8.375    8.109   $2,021.80   360     1-Apr-27      $265,834.66
4580025  KINGSTON           WA    98346   SFD     8.125    7.859   $1,930.50   360     1-Apr-27      $259,829.92
4580032  REDONDO BEACH      CA    90277   LCO     8.000    7.734   $1,647.67   360     1-Apr-27      $224,399.33
4580036  SANTA CLARA        CA    95051   SFD     8.125    7.859   $1,942.38   360     1-May-27      $261,600.00
4580041  SOUTHLAKE          TX    76092   SFD     8.125    7.859   $3,441.48   360     1-May-27      $463,500.00
4580047  TULSA              OK    74137   SFD     8.000    7.734   $1,834.42   360     1-May-27      $250,000.00
4580354  RESTON             VA    20191   PUD     8.000    7.734   $1,783.05   360     1-May-27      $243,000.00
4580366  ALLENTOWN          PA    18103   SFD     7.750    7.484   $2,274.03   240     1-Mar-17      $276,026.73
4580416  DANA POINT         CA    92629   SFD     8.625    8.359   $2,098.48   360     1-Apr-27      $269,640.71
4580431  BROOKLYN           NY    11230   SFD     8.750    8.484   $5,113.55   360     1-May-27      $650,000.00
4580436  NOVATO             CA    94949   SFD     8.000    7.734   $2,201.30   360     1-May-27      $300,000.00
4580459  BOULDER            CO    80302   SFD     7.625    7.359   $2,219.65   360     1-May-27      $313,600.00
4580467  GOLDEN             CO    80401   SFD     8.250    7.984   $2,722.60   360     1-May-27      $362,400.00
4580481  BLACKSBURG         VA    24060   SFD     8.250    7.984   $1,953.29   360     1-Mar-27      $259,667.27
4580506  GLEN ELLYN         IL    60137   SFD     8.125    7.859   $2,138.39   360     1-Feb-27      $287,431.00
4580509  LINN CREEK         MO    65052   SFD     8.375    8.109   $2,386.63   360     1-Feb-27      $313,410.39
4580541  YORK               PA    17402   SFD     8.375    8.109   $2,844.57   360     1-Feb-27      $373,547.26
4580547  SAUGUS             MA    01906   SFD     7.875    7.609   $1,628.51   360     1-Feb-27      $224,133.24
4580562  PORTLAND           OR    97229   SFD     7.625    7.359   $2,477.28   360     1-Feb-27      $349,235.20
4580597  HOUSTON            TX    77005   SFD     8.250    7.984   $2,103.55   360     1-Feb-27      $279,460.67
4580638  DARNESTOWN         MD    20874   SFD     8.000    7.734   $2,201.29   360     1-May-27      $300,000.00
4580652  NORMAL             IL    61761   SFD     8.125    7.859   $1,694.01   360     1-May-27      $228,150.00
4580723  TORRANCE           CA    90503   SFD     7.750    7.484   $2,149.24   360     1-May-27      $300,000.00
4580731  NASHVILLE          TN    37205   SFD     8.000    7.734   $2,477.19   360     1-Apr-27      $337,373.48
4580736  PORTLAND           OR    97229   SFD     8.125    7.859   $2,200.76   360     1-Apr-27      $296,206.12
4580746  GILROY             CA    95020   SFD     7.875    7.609   $1,698.12   360     1-Mar-27      $233,876.57
4580750  VIRGINIA BEACH     VA    23451   LCO     7.875    7.609   $2,311.52   360     1-Apr-27      $318,580.61
4580803  YORKTOWN           VA    23693   SFD     8.375    8.109   $2,348.62   360     1-Apr-27      $308,776.80
4580931  RALEIGH            NC    27608   SFD     7.875    7.609   $2,175.21   360     1-Apr-27      $299,768.54
4581053  MAITLAND           FL    32751   SFD     7.875    7.609   $1,703.91   360     1-Apr-27      $234,838.28
4581082  KIRKLAND           WA    98033   SFD     7.875    7.609   $1,623.80   360     1-May-27      $223,950.00
4581147  CHARLOTTE          NC    26269   SFD     8.625    8.359   $2,679.49   360     1-May-27      $344,500.00
4581165  LOS ANGELES        CA    90025   HCO     8.625    8.359   $1,779.20   360     1-Apr-27      $228,614.94
4581191  SANTA ANA          CA    92705   SFD     8.500    8.234   $2,006.87   360     1-May-27      $261,000.00
4581207  SARATOGA           CA    95070   SFD     7.875    7.609   $1,305.13   360     1-May-27      $180,000.00
4581273  MEDINA             OH    44256   SFD     7.875    7.609   $3,335.32   360     1-Apr-27      $459,683.43
4581388  WOODCLIFF LAKE     NJ    07675   SFD     8.750    8.484   $1,652.07   360     1-May-27      $210,000.00
4581390  MONSEY             NY    10952   SFD     8.750    8.484   $1,402.30   360     1-May-27      $178,250.00
4581418  OXFORD             MS    38655   SFD     7.875    7.609   $1,667.66   360     1-Apr-27      $229,841.72
4581449  LARKSPUR           CA    94939   SFD     8.000    7.734   $2,384.73   360     1-Apr-27      $324,562.42
4581479  DECATUR            GA    30034   SFD     8.000    7.734   $1,180.63   360     1-Apr-27      $160,792.04
4581500  FULLERTON          CA    92833   SFD     8.375    8.109   $1,945.79   360     1-Apr-27      $255,840.88
4581513  TRABUCO CANYON     CA    92679   SFD     8.375    8.109   $2,006.59   360     1-Mar-27      $263,670.67
         AREA
4581524  ATLANTA            GA    30305   PUD     7.875    7.609   $1,595.16   360     1-Apr-27      $219,848.59
4581527  SEATTLE            WA    98116   SFD     8.250    7.984   $2,616.66   360     1-Apr-27      $347,813.97
4581713  PORTLAND           OR    97212   SFD     8.250    7.984   $1,036.75   360     1-Apr-27      $137,912.00
4581722  CHULA VISTA        CA    91902   SFD     8.875    8.609   $2,255.65   360     1-Apr-27      $283,341.07
4581727  WHITE PLAINS       NY    10605   SFD     8.875    8.609   $1,747.24   360     1-May-27      $219,600.00
4581785  STEAMBOAT SPRINGS  CO    80477   SFD     8.125    7.859   $2,791.79   360     1-May-27      $376,000.00
4581786  EUGENE             OR    97401   SFD     7.875    7.609   $2,095.45   360     1-May-27      $289,000.00
4581796  LAUREL             MD    20707   SFD     8.625    8.359   $2,305.37   360     1-Apr-27      $296,225.01
4581826  CARLSBAD           CA    92009   SFD     8.000    7.734   $3,107.86   360     1-Apr-27      $423,265.81
4581847  WOODINVILLE        WA    98072   SFD     8.125    7.859   $2,156.96   360     1-Apr-27      $290,309.97
4581855  UNIVERSITY PARK    TX    75225   SFD     7.750    7.484   $2,149.24   360     1-Apr-27      $299,788.26
4581867  ASHBURN            VA    20147   SFD     8.375    8.109   $1,978.47   360     1-May-27      $260,300.00
4581876  WATCHUNG           NJ    07060   SFD     8.500    8.234   $2,081.84   360     1-May-27      $270,750.00
 4581949 SCARSDALE          NY    10583   SFD     8.250    7.984   $2,907.41   360     1-Apr-27      $386,753.22
 4581999 KITTY HAWK         NC    27949   LCO     8.625    8.359     $495.07   360     1-May-27       $63,650.00
 4582048 SEATTLE            WA    98109   SFD     8.250    7.984   $2,569.33   360     1-May-27      $342,000.00
 4582120 DALLAS             TX    75209   SFD     8.250    7.984   $1,863.15   360     1-Apr-27      $247,841.85
4582129  WEST HEMPSTEAD     NY    11552   SFD     8.625    8.359     $715.57   360     1-May-27       $92,000.00
4582156  CHAPEL HILL        NC    27516   SFD     8.000    7.734   $1,648.77   360     1-May-27      $224,700.00
4582213  NAPERVILLE         IL    60540   SFD     8.250    7.984   $4,094.41   360     1-May-27      $545,000.00
4582230  JEFFERSON VALLEY   NY    10535   SFD     8.750    8.484   $1,242.99   360     1-May-27      $158,000.00
4582271  SHAMONG            NJ    08088   SFD     8.000    7.734   $2,091.23   360     1-Apr-27      $284,808.77
4582273  REDWOOD CITY       CA    94062   SFD     8.000    7.734   $1,995.84   360     1-Apr-27      $271,817.49
4582305  NEWPORT            NC    28570   SFD     8.625    8.359   $1,669.14   360     1-May-27      $214,600.00
4582313  HILTON HEAD        SC    29926   SFD     8.250    7.984   $5,634.50   360     1-May-27      $750,000.00
         ISLAND
4582390  MILLINGTON         TN    38053   SFD     8.500    8.234   $1,345.60   360     1-May-27      $175,000.00
4582413  MIAMI              FL    33155   SFD     8.375    8.109   $1,611.36   360     1-May-27      $212,000.00
4582571  MASSAPEQUA PARK    NY    11762   SFD     8.500    8.234     $768.92   360     1-Apr-27       $99,939.41
4582612  CHESTER            MD    21619   SFD     8.000    7.734   $2,039.87   360     1-Mar-27      $277,115.93
4582659  AREA OF TEMECULA   CA    92590   SFD     8.250    7.984   $1,942.78   360     1-Apr-27      $258,435.10
4582691  EDGEWATER          MD    21037   LCO     8.000    7.734   $3,316.62   360     1-Mar-27      $451,391.41
4582788  PORTLAND           OR    97202   SFD     8.000    7.734   $2,201.29   360     1-Apr-27      $299,798.71
4582814  SANTA MONICA       CA    90403   SFD     8.750    8.484   $3,335.61   360     1-May-27      $424,000.00
4582834  AVON               NC    27915   SFD     8.500    8.234   $2,152.96   360     1-May-27      $280,000.00
4582857  GLENN DALE         MD    20769   SFD     7.875    7.609   $1,628.14   360     1-May-27      $224,550.00
4582922  LOS ANGELES        CA    90272   LCO     8.375    8.109   $2,825.19   360     1-Apr-27      $371,468.97
4582930  MANHASSET HILLS    NY    11040   SFD     8.500    8.234   $2,414.39   360     1-May-27      $314,000.00
4583028  TUCSON             AZ    85712   SFD     8.500    8.234     $350.63   360     1-Apr-27       $45,572.37
4583070  CRANBERRY ISLES    ME    04662   SFD     8.625    8.359   $2,450.04   360     1-Apr-27      $314,814.03
4583117  COLORADO SPRINGS   CO    80906   SFD     8.500    8.234   $2,152.96   360     1-Apr-27      $279,830.37
4583122  LAS FLORES AREA    CA    92688   PUD     8.250    7.984   $2,378.51   360     1-Apr-27      $316,398.12
4583130  FORT WORTH         TX    76109   LCO     8.875    8.609     $388.28   360     1-Apr-27       $48,772.64
4583195  ANAHEIM            CA    92808   PUD     8.375    8.109   $2,052.20   360     1-Apr-27      $269,832.18
4583199  MT. PROSPECT       IL    60056   SFD     8.500    8.234   $1,049.57   360     1-Apr-27      $136,417.31
4583257  MANSFIELD          TX    76063   SFD     8.000    7.734   $1,696.10   360     1-Apr-27      $230,994.90
4583281  HUNTINGTON BEACH   CA    92646   SFD     8.250    7.984   $1,833.09   360     1-Apr-27      $243,844.41
4583296  SANTA MONICA       CA    90402   SFD     8.500    8.234   $4,613.49   360     1-Apr-27      $599,636.51
4583297  AGOURA HILLS       CA    91301   SFD     8.375    8.109   $2,101.60   360     1-Apr-27      $276,328.14
4583349  WOODLAND HILLS     CA    91364   SFD     8.375    8.109   $1,626.56   360     1-Apr-27      $213,866.98
4583400  GERMANTOWN         TN    38138   SFD     8.000    7.734   $1,834.42   360     1-Apr-27      $249,832.25
4583594  OLD HICKORY        TN    37138   SFD     7.875    7.609   $1,740.17   360     1-May-27      $240,000.00
4583599  NEWPORT BEACH      CA    92660   SFD     8.000    7.734   $3,668.82   360     1-Apr-27      $499,664.51
4583638  GRANTS PASS        OR    97526   SFD     8.375    8.109   $1,862.18   360     1-May-27      $245,000.00
4583684  CLINTON            NJ    08833   SFD     8.500    8.234   $2,345.19   360     1-Apr-27      $304,815.23
4583686  CLAYTON            MO    63105   SFD     8.250    7.984   $2,313.91   360     1-May-27      $308,000.00
4583691  VENICE             CA    90291   SFD     8.125    7.859   $3,304.12   360     1-May-27      $445,000.00
4583737  PLANO              TX    75093   SFD     7.875    7.609   $1,781.50   360     1-Apr-27      $245,530.91
4583743  ALBUQUERQUE        NM    87112   SFD     7.875    7.609   $1,703.91   360     1-May-27      $235,000.00
4583766  NEW KENT           VA    23124   SFD     8.500    8.234   $2,152.96   360     1-May-27      $280,000.00
4583772  WILMINGTON         NC    28405   SFD     8.000    7.734   $1,789.65   360     1-Apr-27      $243,736.35
4583788  MONTAUK            NY    11954   SFD     8.250    7.984   $2,028.42   360     1-May-27      $270,000.00
4583796  PLEASANTON         CA    94566   SFD     7.875    7.609   $2,537.74   360     1-May-27      $350,000.00
4583833  EUGENE             OR    97401   SFD     8.000    7.734   $1,834.42   360     1-May-27      $250,000.00
4583888  SAN RAMON          CA    94583   SFD     8.125    7.859   $2,432.43   360     1-May-27      $327,600.00
4583915  SANTA MONICA       CA    90403   LCO     8.500    8.234   $2,450.92   360     1-May-27      $318,750.00
4583976  COLMA              CA    94015   SFD     7.800    7.534     $691.08   360     1-Jan-27       $95,729.05
4584037  MARGATE            FL    33063   LCO     8.100    7.834     $298.53   360     1-Feb-27       $39,943.87
4584049  WEST PALM BEACH    FL    33407   HCO     8.100    7.834     $233.34   360     1-Jan-27       $31,416.30
4584062  PALM CITY          FL    34990   SFD     8.550    8.284   $1,120.07   360     1-Dec-26      $144,559.04
4584071  SANGER             CA    93657   SFD     8.350    8.084     $356.41   360     1-Jan-27       $46,881.29
4584075  BURLINGAME         CA    94010   SFD     7.850    7.584     $651.01   360     1-Feb-27       $89,811.99
4584083  FORT LAUDERDALE    FL    33308   HCO     8.400    8.134     $599.57   360     1-Jan-27       $78,503.27
4584085  HOLLYWOOD          FL    33021   SFD     8.150    7.884     $625.17   360     1-Jan-27       $83,779.08
4584091  SAN DIEGO          CA    92106   SFD     7.850    7.584   $1,027.14   360     1-Jan-27      $141,600.36
4584096  CORONA             CA    91719   SFD     8.200    7.934     $852.45   360     1-Jan-27      $113,703.17
4584107  SAN JOSE           CA    95130   SFD     7.850    7.584   $1,576.88   360     1-Jan-27      $217,390.86
4584110  SANTA BARBARA      CA    93110   SFD     8.450    8.184   $1,951.71   360     1-Nov-26      $253,850.56
4584117  SHERMAN OAKS       CA    91411   SFD     7.850    7.584     $701.64   360     1-Jan-27       $96,477.75
4584129  SUGAR LAND         TX    77479   SFD     8.150    7.884     $449.53   360     1-Jan-27       $60,241.14
4584139  MIAMI              FL    33177   SFD     7.900    7.634     $543.66   360     1-Jan-27       $74,593.06
4584141  WALNUT CREEK       CA    94598   SFD     8.050    7.784     $958.43   360     1-Jan-27      $129,651.11
4584149  SAN JOSE           CA    95129   SFD     7.650    7.384     $964.94   360     1-Jan-27      $135,604.48
4584153  DELRAY BEACH       FL    33484   LCO     8.200    7.934     $224.33   360     1-Jan-27       $29,921.88
4584162  SAN RAFAEL         CA    94901   SFD     8.150    7.884   $1,265.23   360     1-Jan-27      $169,552.88
4584174  MASSAPEQUA PARK    NY    11762   SFD     7.850    7.584   $1,122.62   360     1-Jan-27      $154,766.36
4584183  OAKLAND            CA    94619   SFD     8.900    8.634     $518.34   360     1-Nov-26       $64,778.38
4584194  POUND RIDGE        NY    10576   SFD     8.750    8.484   $1,376.73   360     1-May-27      $175,000.00
4584196  SHOREHAM           NY    11786   SFD     8.200    7.934     $759.72   360     1-Nov-26      $101,097.12
4584202  LAS VEGAS          NV    89117   SFD     8.250    7.984   $1,690.35   360     1-Apr-27      $224,856.53
4584216  OJAI               CA    93023   SFD     9.050    8.784       $0.00   360     1-Oct-26      $166,851.63
4584232  HILLSBOROUGH       CA    94010   SFD     8.300    8.034   $5,189.15   360     1-Feb-27      $686,189.15
4584239  LIGHTHOUSE POINT   FL    33064   SFD     8.050    7.784     $663.53   360     1-Feb-27       $89,809.39
4584244  STAFFORD           TX    77477   SFD     8.350    8.084     $835.66   360     1-Nov-26      $103,510.04
4584246  DAVIS              CA    95616   SFD     8.625    8.359   $3,087.05   360     1-Apr-27      $396,665.67
4584251  HOLLYWOOD          FL    33020   SFD     8.450    8.184     $306.15   360     1-Dec-26       $39,875.85
4584342  BOCA RATON         FL    33486   SFD     8.300    8.034     $452.88   360     1-Dec-26       $58,866.86
4584349  SIMI VALLEY        CA    93065   SFD     8.100    7.834     $977.79   360     1-Dec-26      $131,560.14
4584357  PALOS HILLS        IL    60465   LCO     8.600    8.334     $465.61   360     1-Dec-26       $59,819.38
4584360  DOWNEY             CA    90242   SFD     8.450    8.184   $1,048.57   360     1-Dec-26      $136,574.74
4584376  SAN DIEGO          CA    92110   LCO     8.050    7.784     $545.57   360     1-Dec-26       $73,748.86
4584377  SAN FRANCISCO      CA    94127   SFD     7.900    7.634     $726.81   360     1-Dec-26       $99,653.07
4584383  NOKOMIS            FL    34275   LCO     8.650    8.384     $601.83   360     1-Jan-27       $77,016.65
4584392  FORT MYERS         FL    33912   SFD     8.450    8.184   $1,224.60   360     1-Nov-26      $159,401.76
4584400  DELRAY BEACH       FL    33444   SFD     8.150    7.884     $520.98   360     1-Nov-26       $68,930.93
4584403  ATASCADERO         CA    93422   SFD     8.250    7.984     $540.92   360     1-Dec-26       $71,767.22
4584407  NAPLES             FL    34108   SFD     7.850    7.584   $1,278.86   360     1-Jan-27      $176,306.01
4584409  DELRAY BEACH       FL    33445   LCO     8.450    8.184     $191.35   360     1-Dec-26       $24,922.38
4584442  DOWNEY             CA    90241   SFD     7.900    7.634   $1,003.00   360     1-Jan-27      $137,618.25
4584459  MERRICK            NY    11566   SFD     8.500    8.234   $1,222.58   360     1-Jan-27      $158,582.95
4584480  DELRAY BEACH       FL    33483   SFD     8.450    8.184   $1,442.73   360     1-Dec-26      $187,910.34
4584529  IRVINE             CA    92620   SFD     8.250    7.984   $2,235.77   360     1-Apr-27      $297,410.23
4584533  GAITHERSBURG       MD    20882   SFD     7.500    7.234   $2,097.65   360     1-May-27      $300,000.00
4584616  KENSINGTON         MD    20895   SFD     7.875    7.609   $1,699.57   360     1-May-27      $234,400.00
4584712  FREMONT            CA    94539   SFD     8.250    7.984   $4,627.81   360     1-May-27      $616,000.00
4584733  BOULDER CITY       NV    89005   SFD     8.125    7.859   $1,871.09   360     1-May-27      $252,000.00
4584743  CARLSBAD           CA    92009   LCO     8.500    8.234     $438.29   360     1-May-27       $57,000.00
4584756  GRANTS PASS        OR    97526   SFD     8.250    7.984   $1,972.08   360     1-May-27      $262,500.00
4584837  ROSWELL            GA    30076   SFD     7.750    7.484   $1,842.61   360     1-May-27      $257,200.00
4584854  LONG BEACH         CA    90803   SFD     8.250    7.984   $3,230.45   360     1-May-27      $430,000.00
4584911  EAST WENATCHEE     WA    98802   SFD     8.375    8.109   $1,712.07   360     1-May-27      $225,250.00
4585082  CLOSTER            NJ    07624   SFD     8.750    8.484   $3,776.17   360     1-May-27      $480,000.00
4585086  BALTIMORE          MD    21234   SFD     8.500    8.234     $549.01   360     1-May-27       $71,400.00
4585156  SAN LUIS OBISPO    CA    93401   SFD     8.000    7.734   $2,091.23   360     1-Mar-27      $284,616.27
4585158  NORTHBROOK         IL    60062   SFD     8.375    8.109   $1,786.17   360     1-May-27      $235,000.00
4585164  SAN JOSE           CA    95118   SFD     7.875    7.609   $2,012.79   360     1-Apr-27      $277,408.96
4585184  TUCSON             AZ    85749   SFD     8.125    7.859   $2,058.20   360     1-Apr-27      $277,018.67
4585185  FALMOUTH           ME    04105   SFD     8.250    7.984   $2,073.50   360     1-May-27      $276,000.00
4585214  SALT LAKE CITY     UT    84106   SFD     8.125    7.859   $2,171.80   360     1-Apr-27      $292,308.67
4585229  THOUSAND OAKS      CA    91362   SFD     7.125    6.859   $2,207.10   360     1-Apr-27      $327,338.03
4585377  KODAK              TN    37764   SFD     8.125    7.859     $891.00   360     1-May-27      $120,000.00
4585398  WENTZVILLE         MO    63385   SFD     8.250    7.984   $1,697.87   360     1-May-27      $226,000.00
4585425  BELLMORE           NY    11710   SFD     8.500    8.234   $1,064.18   360     1-May-27      $138,400.00
4585427  SOUTHAMPTON        NY    11968   SFD     8.500    8.234   $1,695.46   360     1-May-27      $220,500.00
4585521  CONYERS            GA    30207   SFD     8.125    7.859   $1,736.71   360     1-Apr-27      $233,746.99
4585745  SANTA BARBARA      CA    93111   SFD     7.625    7.359   $1,456.64   360     1-May-27      $205,800.00
4585793  SAN JOSE           CA    95117   SFD     8.050    7.784   $1,680.94   360     1-Feb-27      $227,542.62
4585819  CANYON LAKE        CA    92587   SFD     7.850    7.584   $2,488.28   360     1-Feb-27      $343,281.49
4585872  MURRIETA           CA    92563   SFD     7.950    7.684   $2,044.79   360     1-Feb-27      $279,083.47
4585880  COCONUT CREEK      FL    33063   LCO     8.450    8.184     $372.74   360     1-Feb-27       $48,407.90
4585895  DELRAY BEACH       FL    33445   SFD     8.400    8.134     $571.38   360     1-Mar-27       $74,906.92
4585897  DAVIE              FL    33314   SFD     8.400    8.134     $336.74   360     1-Feb-27       $44,060.26
4585900  TAVERNIER          FL    33070   SFD     8.625    8.359     $709.35   360     1-May-27       $91,200.00
4585932  CAMAS              WA    98607   SFD     8.625    8.359   $2,590.04   360     1-Apr-27      $332,803.40
4585951  SAN DIEGO          CA    92131   SFD     7.700    7.434   $1,782.41   360     1-Feb-27      $249,461.83
4585958  ORANGE             CA    92667   SFD     7.700    7.434   $1,922.15   360     1-Feb-27      $269,019.64
4585960  SANTA ROSA         CA    95403   SFD     8.550    8.284   $1,158.69   360     1-Feb-27      $149,728.25
4585962  MORGAN HILL        CA    95037   SFD     7.800    7.534   $3,541.77   360     1-Feb-27      $490,961.98
4585976  CHULA VISTA        CA    91910   SFD     8.150    7.884   $2,461.23   360     1-Feb-27      $330,049.92
4585984  HIGHLAND BEACH     FL    33487   LCO     8.650    8.384   $2,065.86   360     1-Feb-27      $264,529.68
4586073  DANVILLE           CA    94526   SFD     7.850    7.584   $2,141.08   360     1-Feb-27      $295,381.73
4586085  SUNNYVALE          CA    94087   SFD     8.050    7.784   $2,866.45   360     1-Mar-27      $388,281.77
4586135  BOYNTON BEACH      FL    33435   SFD     8.350    8.084   $1,061.64   360     1-Feb-27      $139,735.76
4586175  BETHANY BEACH      DE    19930   LCO     8.750    8.484     $607.73   360     1-May-27       $77,250.00
4586204  LAS VEGAS          NV    89117   SFD     8.125    7.859   $3,229.87   360     1-Mar-27      $434,428.96
4586209  LITTE ROCK         AR    72207   SFD     8.125    7.859   $1,804.27   360     1-Apr-27      $242,841.04
4586217  SCOTTSDALE         AZ    85254   SFD     8.125    7.859   $1,707.74   360     1-May-27      $230,000.00
4586259  CASTLE ROCK        CO    80104   SFD     8.250    7.984   $2,028.42   360     1-May-27      $270,000.00
4586261  LOS ANGELES        CA    90077   SFD     7.750    7.484   $3,166.55   360     1-May-27      $442,000.00
4586292  FAYETTEVILLE       NC    28303   SFD     8.250    7.984   $1,841.35   360     1-May-27      $245,100.00
4586343  DANVILLE           CA    94526   SFD     8.050    7.784   $2,112.24   360     1-Feb-27      $285,925.26
4586347  NAPLES             FL    34108   SFD     8.400    8.134   $2,157.53   360     1-Feb-27      $282,670.92
4586349  SAN MARTIN         CA    95046   SFD     7.950    7.684   $2,220.06   360     1-Feb-27      $302,974.25
4586383  DOVE CANYON        CA    92679   SFD     7.950    7.684   $1,774.59   360     1-Feb-27      $242,502.58
4586386  SAN JOSE           CA    95125   SFD     8.375    8.109   $1,746.65   360     1-May-27      $229,800.00
4586396  ROYAL PALM BEACH   FL    33411   SFD     8.400    8.134     $304.74   360     1-Feb-27       $39,925.26
4586408  PALOS VERDES       CA    90274   SFD     7.800    7.534   $3,451.06   360     1-Feb-27      $478,388.57
         ESTATES
4586409  GARDNERVILLE       NV    89410   SFD     8.500    8.234   $2,120.08   350     1-May-26      $273,640.23
4586425  SARASOTA           FL    34231   SFD     8.450    8.184     $482.19   360     1-Dec-26       $62,804.44
4586440  CLOVERDALE         CA    95425   SFD     7.750    7.484   $1,641.69   353     1-Aug-26      $227,660.53
4586449  YORKTOWN HEIGHTS   NY    10598   SFD     8.500    8.234     $615.14   360     1-Feb-27       $79,853.55
4586458  RANCHO PALOS       CA    90275   SFD     7.850    7.584   $1,736.01   360     1-Feb-27      $239,498.70
         VERDES
4586459  SANTA ROSA         CA    95404   SFD     8.150    7.884   $1,994.59   360     1-Feb-27      $267,473.17
4586470  ESTERO             FL    33928   SFD     8.350    8.084   $1,739.56   360     1-Jan-27      $228,820.71
4586512  ANNAPOLIS          MD    21403   SFD     7.500    7.234     $582.45   360     1-May-27       $83,300.00
4586554  FOREST LAKE        MN    55025   SFD     8.375    8.109   $1,958.73   338     1-Feb-25      $252,962.79
         TOWNSHIP
4586559  EDEN PRAIRIE       MN    55347   SFD     8.375    8.109   $2,034.49   302     1-Jun-22      $255,576.19
4586560  EAGAN              MN    55123   SFD     8.625    8.359   $1,779.52   360     1-Jun-24      $223,438.68
4586579  SANTA CRUZ         CA    95065   SFD     7.625    7.359   $1,749.67   360     1-May-27      $247,200.00
4586706  LOS ANGELES        CA    90005   SFD     8.625    8.359   $1,925.03   360     1-Apr-27      $247,353.88
4586852  CALABASAS          CA    91302   SFD     8.000    7.734   $2,964.41   360     1-Apr-27      $403,728.92
4586861  BRATTLEBORO        VT    05301   SFD     8.250    7.984   $1,795.53   360     1-Apr-27      $238,847.60
4586878  AREA OF LAKE       CA    92530   SFD     8.500    8.234   $2,253.69   360     1-Apr-27      $292,922.43
         ELSINORE
4586903  SAN JOSE           CA    95129   SFD     8.250    7.984   $2,479.18   360     1-Apr-27      $329,789.57
4586922  SIERRA MADRE       CA    91024   SFD     8.125    7.859   $2,791.79   360     1-Apr-27      $375,754.05
4586938  MILPITAS           CA    95035   SFD     8.625    8.359   $2,214.37   360     1-Apr-27      $284,531.91
4586943  N. ATLANTA         WY    83452   SFD     8.250    7.984   $7,512.67   360     1-Apr-27      $999,362.33
4587007  BROOKLYN           NY    11206   LCO     8.250    7.984   $1,690.35   360     1-May-27      $225,000.00
4587106  GERMANTOWN         MD    20876   SFD     8.000    7.734   $2,157.27   360     1-May-27      $294,000.00
4587143  NASHVILLE          TN    37215   SFD     7.875    7.609   $2,900.28   360     1-May-27      $400,000.00
4587193  ATLANTA            GA    30312   SFD     8.125    7.859   $2,598.74   360     1-Apr-27      $349,771.05
4587259  KENNEWICK          WA    99337   PUD     8.625    8.359   $1,284.91   360     1-May-27      $165,200.00
4587375  LA MESA            CA    91941   SFD     8.250    7.984   $1,742.94   360     1-Apr-27      $231,852.06
4587380  SOUTH SAN          CA    94080   SFD     8.250    7.984   $1,863.14   360     1-Apr-27      $247,841.86
         FRANCISCO
4587404  PORTLAND           OR    97220   SFD     8.500    8.234   $1,903.07   360     1-May-27      $247,500.00
4587793  PLAINVIEW          NY    11803   SFD     8.875    8.609   $1,074.13   360     1-May-27      $135,000.00
4588390  HUNTINGTON BEACH   CA    92649   SFD     8.125    7.859   $1,930.49   360     1-Apr-27      $259,829.93
4588451  LOS ANGELES        CA    91604   SFD     8.125    7.859   $3,318.96   360     1-Apr-27      $446,707.61
         STUDIO C
4588626  SANTA CRUZ         CA    95062   SFD     8.625    8.359     $777.79   360     1-Apr-27       $99,940.96
4588699  LAS VEGAS          NV    89129   SFD     8.250    7.984   $1,803.04   360     1-Apr-27      $239,846.96
4588712  SAN DIEGO          CA    92131   SFD     8.125    7.859   $2,376.00   360     1-Apr-27      $319,790.67
4588721  MONTCLAIR          NJ    07042   SFD     8.500    8.234   $4,997.94   360     1-Apr-27      $649,606.23
4588732  TUCKAHOE           NY    10707   SFD     8.500    8.234   $1,853.09   360     1-May-27      $241,000.00
4588933  BEAVERTON          OR    97006   SFD     8.250    7.984   $1,727.91   360     1-May-27      $230,000.00
4589148  NAPLES             FL    34109   SFD     8.150    7.884     $640.06   360     1-Feb-27       $85,825.57
4589165  PALM BEACH         FL    33410   PUD     8.000    7.734     $366.89   360     1-Dec-26       $49,829.96
         GARDENS
4589213  NAPLES             FL    34112   LCO     8.150    7.884     $372.13   360     1-Jan-27       $49,868.48
4589220  LYNWOOD            CA    90262   SFD     8.100    7.834     $888.90   360     1-Nov-26      $119,518.55
4589240  LEBANON            OR    97355   SFD     8.350    8.084     $379.16   360     1-Feb-27       $49,905.62
4589272  HILTON HEAD        SC    29928   HCO     8.875    8.609   $1,153.69   360     1-May-27      $145,000.00
         ISLAND
4589294  NEWBERG            OR    97132   SFD     8.125    7.859   $2,168.10   360     1-May-27      $292,000.00
4589379  EUGENE             OR    97401   SFD     8.500    8.234   $1,856.93   360     1-May-27      $241,500.00
4589417  CHICAGO            IL    60611   HCO     9.200    8.934     $362.03   360     1-Nov-26       $44,058.34
4589422  SALEM              OR    97304   SFD     8.450    8.184   $1,090.66   360     1-Dec-26      $142,057.69
4589426  LAKE FOREST        IL    60045   SFD     8.350    8.084   $2,547.92   360     1-Feb-27      $335,365.85
4589449  PHOENIX            AZ    85024   SFD     8.875    8.609   $2,061.52   360     1-May-27      $259,100.00
4589515  LOS ANGELES        CA    90008   SFD     8.050    7.784   $1,769.41   360     1-Feb-27      $239,518.55
4589524  GOLETA             CA    93117   SFD     7.850    7.584   $1,851.02   360     1-Mar-27      $255,544.82
4589541  ARCADIA            CA    91007   SFD     8.000    7.734   $2,626.88   360     1-Feb-27      $357,173.30
4589567  WEST PALM BEACH    FL    33412   SFD     8.000    7.734   $1,834.42   360     1-Apr-27      $249,832.25
4589584  CANBY              OR    97013   SFD     8.000    7.734     $769.72   360     1-Feb-27      $104,485.67
4589589  ARROYO GRANDE      CA    93420   SFD     8.200    7.934   $1,121.64   360     1-Feb-27      $149,043.35
4589851  ESCONDIDO          CA    92027   SFD     8.050    7.784     $589.81   360     1-Feb-27       $79,483.99
4589942  LONG BEACH         CA    90803   SFD     7.950    7.684   $1,998.06   360     1-Feb-27      $273,039.92
4589972  MODESTO            CA    95351   PUD     8.000    7.734     $726.43   360     1-Feb-27       $98,577.31
4589975  ALTADENA           CA    91001   SFD     8.100    7.834   $2,718.55   360     1-Feb-27      $366,271.20
4589989  GLENDALE           CA    91206   SFD     7.900    7.634   $1,657.12   360     1-Feb-27      $227,528.55
4590044  SANTA BARBARA      CA    93103   SFD     8.050    7.784     $715.14   360     1-Feb-27       $96,634.02
4590049  GILROY             CA    95020   SFD     7.750    7.484   $2,378.49   360     1-Apr-27      $331,765.68
4590084  MEDFORD            NY    11763   LCO     8.200    7.934     $336.49   360     1-Jan-27       $44,882.84
4590113  LA JOLLA           CA    92037   SFD     8.200    7.934   $1,764.71   360     1-Feb-27      $235,540.75
4590143  PHOENIX            AZ    85044   PUD     8.625    8.359     $684.84   360     1-Apr-27       $87,998.02
4590150  EULESS             TX    76040   SFD     7.875    7.609   $1,741.26   360     1-Mar-27      $239,818.36
4590169  SOUTHLAKE          TX    76092   SFD     8.250    7.984   $3,666.18   360     1-Mar-27      $487,375.50
4590325  KNOXVILLE          TN    37919   SFD     8.250    7.984   $2,065.99   360     1-May-27      $275,000.00
4590598  NAPLES             FL    34113   SFD     8.250    7.984   $1,183.25   360     1-Apr-27      $157,399.57
4590599  SAFETY HARBOR      FL    34695   SFD     8.200    7.934     $672.24   360     1-Mar-27       $89,783.76
4590605  FORT MYERS         FL    33912   SFD     8.200    7.934     $785.15   360     1-Mar-27      $104,864.24
4590610  SANTA BARBARA      CA    93103   SFD     8.100    7.834   $2,366.69   360     1-Apr-27      $319,289.94
4590831  DRAPER             UT    84020   SFD     8.375    8.109   $1,976.19   360     1-Sep-26      $258,675.13
4591336  ARCADIA            CA    91006   SFD     7.375    7.109   $1,678.34   360     1-Apr-27      $242,815.10
4591395  BREA               CA    92823   SFD     8.375    8.109   $1,770.97   360     1-Apr-27      $232,855.18
4591473  MESA               AZ    85204   SFD     8.250    7.984   $1,793.27   360     1-May-27      $238,700.00
4591849  GREENWOOD          IN    46143   SFD     8.750    8.484     $545.66   360     1-May-27       $69,360.00
4591920  SPRINGDALE         AR    72764   SFD     7.750    7.484   $3,043.32   360     1-May-27      $424,800.00
4592409  BOISE              ID    83706   SFD     8.250    7.984   $2,794.71   360     1-Apr-27      $371,762.79
4592422  LITTLETON          CO    80120   SFD     8.500    8.234     $995.74   360     1-Apr-27      $129,421.56
4592434  PHOENIX            AZ    85254   SFD     8.500    8.234   $2,264.45   360     1-Apr-27      $294,321.60
4592441  ISSUE              MD    20645   SFD     8.500    8.234   $2,060.69   360     1-Apr-27      $267,837.65
4593423  GARDEN GROVE       CA    92841   SFD     8.375    8.109     $802.64   360     1-Apr-27      $105,534.36
4593868  CUPERTINO          CA    95014   SFD     7.875    7.609   $3,625.35   360     1-May-27      $500,000.00
4594919  COLORADO SPRINGS   CO    80906   SFD     8.250    7.984   $1,938.27   360     1-May-27      $258,000.00

                                                                                                 $159,394,848.24


  (i)           (ii)         (x)   (xi)    (xii)    (xiii)   (xiv)    (xv)
  ---           ----         ---   ----    -----    ------   -----    ----
MORTGAGE                                  MORTGAGE           T.O.P.  MASTER
  LOAN                                    INSURANCE SERVICE MORTGAGE SERVICE
 NUMBER         CITY         LTV  SUBSIDY   CODE      FEE     LOAN     FEE
 ------         ----         ---  -------   ----      ---     ----     ---

4521145  PONTE VEDRA BEACH  94.99                    0.250            0.016
4533838  LITTLE ROCK        48.78                    0.250            0.016
4534814  HUNTINGTON         70.00                    0.250            0.016
         STATION
4536344  SHERWOOD           80.00                    0.250            0.016
4536780  COROLLA            75.00                    0.250            0.016
4538726  STATEN ISLAND      63.58                    0.250            0.016
4541623  HARRISON           80.00                    0.250            0.016
4542064  LITTLE SILVER      80.00                    0.250            0.016
4544797  GREAT NECK         80.00                    0.250            0.016
4545712  MOUNT SINAI        79.02                    0.250            0.016
4546521  LAS CRUCES         71.01                    0.250            0.016
4547092  EAST HAMPTON       90.00            11      0.250            0.016
4548123  STATEN ISLAND      80.00                    0.250            0.016
4548422  NEW YORK           64.79 FX30YR             0.250            0.016
4550117  CLINTON            80.00                    0.250            0.016
4550654  MODESTO            89.99            17      0.250            0.016
4551797  AMBLER             63.50                    0.250            0.016
4552806  BOCA RATON         77.11                    0.250            0.016
4556352  MANHATTAN          78.50                    0.250            0.016
4557638  LEXINGTON          46.43                    0.250            0.016
4558321  CHARLOTTE          66.27                    0.250            0.016
4558512  MIAMI              70.00                    0.250            0.016
4560472  BAILEY             80.00                    0.250            0.016
4560482  LONG BEACH         80.00                    0.250            0.016
4560521  SANGER             59.78                    0.250            0.016
4560977  WALESKA            65.92                    0.250            0.016
4561138  CAMPBELL           79.24                    0.250            0.016
4561363  FOUNTAIN HILLS     79.98                    0.250            0.016
4563348  CONVENT STATION    73.03                    0.250            0.016
4563634  MCLEAN             64.49                    0.250            0.016
4563883  LACONNER           69.47                    0.250            0.016
4563988  STRATTON MOUNTAIN  80.00                    0.250            0.016
4564232  ROME               73.33                    0.250            0.016
4565251  STATEN ISLAND      95.00            11      0.250            0.016
4565762  SAN MATEO          80.00                    0.250            0.016
4566142  DRAPER             90.00            17      0.250            0.016
4566592  CARLSBAD           80.00                    0.250            0.016
4566818  ALPINE             65.00                    0.250            0.016
4566859  WESTFIELD          76.67                    0.250            0.016
4567007  BEDFORD            80.00                    0.250            0.016
4567271  HAMBURG            74.68                    0.250            0.016
4567622  RANDOLPH           66.20                    0.250            0.016
4567625  NEWTON             47.62                    0.250            0.016
4567642  AUSTIN             70.00                    0.250            0.016
4567920  PEMBROOKE PINES    90.00            11      0.250            0.016
4568283  SCOTCH PLAINS      80.00                    0.250            0.016
4568402  SOUTH HAMPTON      54.64                    0.250            0.016
4568523  LEXINGTON          80.00                    0.250            0.016
4568576  PORTLAND           88.42            12      0.250            0.016
4568770  PHOENIX            80.00                    0.250            0.016
4568810  SCOTTS VALLEY      95.00            33      0.250            0.016
4568834  LABADIE            80.00                    0.250            0.016
4568934  GILLETTE           80.00                    0.250            0.016
4568980  FRAMINGTON         66.27                    0.250            0.016
4569187  MOUNT SINAI        79.99                    0.250            0.016
4569215  FAIRFAX            39.82                    0.250            0.016
4569280  PORTLAND           90.00            06      0.250            0.016
4569515  HIGH POINT         79.04                    0.250            0.016
4569549  ANNANDALE          80.00                    0.250            0.016
4569671  AUSTIN             56.23                    0.250            0.016
4569838  JACKSON            68.42                    0.250            0.016
4569932  SHELTER ISLAND     80.00                    0.250            0.016
4569944  FALLSTON           75.00                    0.250            0.016
4570149  MIAMI BEACH        80.00                    0.250            0.016
4570165  MASSAPEQUA PARK    85.00            01      0.250            0.016
4570308  SAN FRANCISCO      65.90                    0.250            0.016
4570585  MANSFIELD          69.57                    0.250            0.016
4570605  NORTH BELLMORE     80.00                    0.250            0.016
4570670  NEWPORT BEACH      86.96                    0.250            0.016
4570764  SOUTHLAKE          75.00                    0.250            0.016
4570809  MAHWAH             90.00                    0.250            0.016
4570980  EUGENE             80.00                    0.250            0.016
4570982  PHILIPSTOWN        80.00                    0.250            0.016
4571295  HONOLULU           68.00                    0.250            0.016
4571562  EVERGREEN          58.82                    0.250            0.016
4571631  RYE                80.00                    0.250            0.016
4571667  PORTOLA VALLEY     80.00                    0.250            0.016
4571705  NEW ROCHELLE       77.92                    0.250            0.016
4571879  SANTA ROSA         78.27                    0.250            0.016
4571902  PHOENIX            64.67                    0.250            0.016
4571940  NORTHPORT          80.00                    0.250            0.016
4572171  BAY SHORE          80.00                    0.250            0.016
4572258  TAVERNIER          80.00                    0.250            0.016
4572389  STATEN ISLAND      80.00                    0.250            0.016
4572404  DANVILLE           90.00                    0.250            0.016
4572450  EAST HAMPTON       54.02                    0.250            0.016
4572538  BRIDGEWATER        79.89                    0.250            0.016
4572593  CROSS RIVER  T O   87.98            01      0.250            0.016
         LEWISBOR
4572596  ST CHARLES         80.00                    0.250            0.016
4572599  MONCLOVA           72.06                    0.250            0.016
4572681  SCOTTSDALE         70.00                    0.250            0.016
4572700  BROOKLYN           80.00                    0.250            0.016
4572836  EDINA              89.39                    0.250            0.016
4572875  SLIDELL            90.00            33      0.250            0.016
4572902  NANTUCKET          69.51                    0.250            0.016
4572922  KENNEWICK          90.00            01      0.250            0.016
4573030  KIRKLAND           55.94                    0.250            0.016
4573033  VIRGINIA BEACH     74.99                    0.250            0.016
4573042  HIGHLANDS RANCH    79.99                    0.250            0.016
4573063  WESTWOOD           80.00                    0.250            0.016
4573148  FRANKLIN TOWNSHIP  80.00                    0.250            0.016
4573207  SALT LAKE CITY     79.66                    0.250            0.016
4573220  PUTNAM VALLEY      49.64                    0.250            0.016
4573228  VICTORVILLE        90.00            11      0.250            0.016
4573233  NEW YORK           80.00                    0.250            0.016
4573265  WAYLAND            80.00                    0.250            0.016
4573276  GAINESVILLE        80.00                    0.250            0.016
4573299  DES MOINES         49.67                    0.250            0.016
4573308  NEWTON             60.87                    0.250            0.016
4573312  LONGMEADOW         79.96                    0.250            0.016
4573430  CHATHAM            52.63                    0.250            0.016
4573433  CHARLESTON         62.74                    0.250            0.016
4573444  SIMI VALLEY        90.00                    0.250            0.016
4573452  ELK GROVE          79.99                    0.250            0.016
4573494  SEARINGTOWN        80.00                    0.250            0.016
4573514  BIRMINGHAM         90.00                    0.250            0.016
4573592  PLEASANTON         89.99                    0.250            0.016
4573599  NORTH MIAMI BEACH  80.00                    0.250            0.016
4573613  AUSTIN             69.39                    0.250            0.016
4573656  TRABUCO CANYON     79.99                    0.250            0.016
         AREA
4573667  MERRICK            80.00                    0.250            0.016
4573762  SAN DIEGO          80.00                    0.250            0.016
4573773  HENDERSON          80.00                    0.250            0.016
4573791  LINCROFT           73.39                    0.250            0.016
4573817  BRIDGEWATER        65.52                    0.250            0.016
4573920  TRABUCO CANYON     79.99                    0.250            0.016
         AREA
4573940  WASINGTON          74.70                    0.250            0.016
4573944  WYCKOFF            80.00                    0.250            0.016
4574015  OAKTON             71.97                    0.250            0.016
4574025  MAHWAH             84.38            06      0.250            0.016
4574052  KATY               67.65                    0.250            0.016
4574072  VALHALLA           79.99                    0.250            0.016
4574085  HICKSVILLE         54.95                    0.250            0.016
4574100  SCOTTSDALE         66.17                    0.250            0.016
4574138  SAN ANTONIO        80.00                    0.250            0.016
4574298  BONITA SPRINGS     79.99                    0.250            0.016
4574307  HACKETTSTOWN       80.00                    0.250            0.016
4574355  STILLWATER         70.00                    0.250            0.016
4574360  TUPELO             65.87                    0.250            0.016
4574401  COLUMBIA           63.27                    0.250            0.016
4574516  ALPHARETTA         67.51                    0.250            0.016
4574523  FREMONT            53.68                    0.250            0.016
4574549  EAST HAMPTON       80.00                    0.250            0.016
4574618  LAS VEGAS          79.81                    0.250            0.016
4574641  ROCKVILLE CENTRE   79.10                    0.250            0.016
4574683  FOREST HILLS       80.00                    0.250            0.016
4574686  BLAINE COUNTY      80.00                    0.250            0.016
4574707  GOLDEN             79.99                    0.250            0.016
4574738  COLUMBIA           80.00                    0.250            0.016
4574756  WANTAGH            80.00                    0.250            0.016
4574793  NEWTON             68.69                    0.250            0.016
4574798  PORT LUDLOW        69.01                    0.250            0.016
4574854  BAYSIDE            75.00                    0.250            0.016
4574856  LONG BEACH         65.00                    0.250            0.016
4574943  STAFFORD           95.00            33      0.250            0.016
4574952  MEMPHIS            56.70                    0.250            0.016
4574973  ACTON              95.00            33      0.250            0.016
4574994  ARLINGTON          90.00                    0.250            0.016
4574998  TARZANA            80.00                    0.250            0.016
4575065  DUARTE             95.00            33      0.250            0.016
4575155  MOUNT VERNON       80.00                    0.250            0.016
4575183  CINCINNATI         75.95                    0.250            0.016
4575398  MONTROSE           54.29                    0.250            0.016
4575474  ZEPHYR COVE        80.00                    0.250            0.016
4575506  WEST CHESTER       90.00            33      0.250            0.016
4575656  MANDEVILLE         90.00            06      0.250            0.016
4575662  PLANO              83.01                    0.250            0.016
4575726  WESTHAMPTON        80.00                    0.250            0.016
4575762  SUPERIOR           89.98            17      0.250            0.016
4575772  GLEN HEAD          60.00                    0.250            0.016
4575805  INDIANAPOLIS       80.00                    0.250            0.016
4575830  GRANITE BAY        89.94            12      0.250            0.016
4575884  WASHINGTONVILLE    95.00            33      0.250            0.016
4575895  SEATTLE            50.86                    0.250            0.016
4575900  ATLANTA            70.65                    0.250            0.016
4575930  TORRANCE           95.00            33      0.250            0.016
4575953  WEST LAFAYETTE     79.99                    0.250            0.016
4576007  CONCORD            90.00            11      0.250            0.016
4576012  FLUSHING           69.57                    0.250            0.016
4576031  LIVONIA            55.61                    0.250            0.016
4576035  EAST WILLISTON     56.31                    0.250            0.016
4576090  BALBOA ISLAND      72.86                    0.250            0.016
4576126  ROXBURY            43.68                    0.250            0.016
4576129  NAPLES             62.58                    0.250            0.016
4576134  NASHVILLE          74.30                    0.250            0.016
4576150  BIRMINGHAM         53.86                    0.250            0.016
4576187  ELLICOTT CITY      75.00                    0.250            0.016
4576206  MALVERN            79.96                    0.250            0.016
4576252  ISSAQUAH           72.37                    0.250            0.016
4576262  BEDMINSTER TWP     95.00            33      0.250            0.016
4576446  LIVINGSTON         80.00                    0.250            0.016
4576462  BEND               80.00                    0.250            0.016
4576472  MILLER PLACE       78.72                    0.250            0.016
4576476  HERNDON            76.90                    0.250            0.016
4576504  VIRGINIA BEACH     54.25                    0.250            0.016
4576512  JACKSON            77.21                    0.250            0.016
4576521  MCLEAN             80.00                    0.250            0.016
4576535  HUNTSVILLE         75.00                    0.250            0.016
4576682  THOUSAND OAKS      90.00                    0.250            0.016
4576704  PROVO              80.00                    0.250            0.016
4576720  FORT COLLINS       57.36                    0.250            0.016
4576763  SAN FRANCISCO      69.76                    0.250            0.016
4576784  LAS FLORES         79.79                    0.250            0.016
4576808  IRVINE             80.00                    0.250            0.016
4576818  LITTLETON          80.00                    0.250            0.016
4576847  EAST WILLISTON     80.00                    0.250            0.016
4576933  ARDSLEY            61.63                    0.250            0.016
4576990  LOS ANGELES        76.39                    0.250            0.016
4577037  ALBANY             90.00                    0.250            0.016
4577043  BOUNTIFUL          75.00                    0.250            0.016
4577073  ASHLAND            79.68                    0.250            0.016
4577083  DOUGLASTON         80.00                    0.250            0.016
4577098  WALNUT CREEK       90.00                    0.250            0.016
4577120  MEMPHIS            75.00                    0.250            0.016
4577165  BIRMINGHAM         80.00                    0.250            0.016
4577192  SANDY              71.67                    0.250            0.016
4577242  PLEASANTON         33.46                    0.250            0.016
4577267  MAHOPAC            80.00                    0.250            0.016
4577309  LAKESIDE PARK      80.00                    0.250            0.016
4577320  CICERO             79.96                    0.250            0.016
4577351  SAN JOSE           79.98                    0.250            0.016
4577458  DARIEN             63.69                    0.250            0.016
4577474  RIDGEWOOD          85.00            11      0.250            0.016
4577556  SEATAC             80.00                    0.250            0.016
4577593  IRVINE             68.21                    0.250            0.016
4577626  SAN MARCOS         95.00            33      0.250            0.016
4577667  SAN RAFAEL         80.00                    0.250            0.016
4577681  LAGUNA NIGUEL      77.20                    0.250            0.016
4577693  WHIPPANY           73.42                    0.250            0.016
4577698  FAIRFAX            79.99                    0.250            0.016
4577705  BELLEROSE          76.09                    0.250            0.016
4577716  SAN JOSE           57.69                    0.250            0.016
4577730  SCARSDALE          80.00                    0.250            0.016
4577771  NAPLES             79.99                    0.250            0.016
4577772  HENDERSON          43.60                    0.250            0.016
4577794  FAIRFAX            80.00                    0.250            0.016
4577827  MARIETTA           80.00                    0.250            0.016
4577835  SAN DIEGO          69.45                    0.250            0.016
4577855  SOUTH PLAINFIELD   75.00                    0.250            0.016
4577958  MIAMI              80.00                    0.250            0.016
4577973  VENTURA            80.00                    0.250            0.016
4577989  DALY CITY          90.00                    0.250            0.016
4577990  SCOTTSDALE         77.78                    0.250            0.016
4578032  BOULDER            95.00                    0.250            0.016
4578049  EDWARDS            80.00                    0.250            0.016
4578078  SEATTLE            75.00                    0.250            0.016
4578092  ALEXANDRIA         80.00                    0.250            0.016
4578104  WILTON             60.59                    0.250            0.016
4578108  ACCOKEEK           80.00                    0.250            0.016
4578138  STATEN ISLAND      47.06                    0.250            0.016
4578152  JACKSON            65.00                    0.250            0.016
4578183  SAN JOSE           80.00                    0.250            0.016
4578210  MIDLAND PARK       80.00                    0.250            0.016
4578373  OREGON CITY        85.34            11      0.250            0.016
4578414  ROCKVILLE CENTRE   80.00                    0.250            0.016
4578450  LOS ANGELES        38.00                    0.250            0.016
4578467  ROCKVILLE          95.00            33      0.250            0.016
4578479  ZIONSVILLE         71.58                    0.250            0.016
4578622  PLANO              75.00                    0.250            0.016
4578650  MOORESTOWN         80.00                    0.250            0.016
4578669  CAPITOLA           80.00                    0.250            0.016
4578691  PLEASANT VALLEY    80.00                    0.250            0.016
4578708  EL GRANADA         89.97                    0.250            0.016
4578737  DARIEN             46.05                    0.250            0.016
4578760  CHARLOTTE          90.00            11      0.250            0.016
4578845  WAPPINGERS FALLS   80.00                    0.250            0.016
4578881  CHINO HILLS        90.00            11      0.250            0.016
4578894  MINNETRISTA        71.20                    0.250            0.016
4578895  ST LOUIS           48.62                    0.250            0.016
4578941  LOS ANGELES        80.00                    0.250            0.016
4578945  LAGUNA NIGUEL      80.00                    0.250            0.016
4578964  SCOTTSDALE         54.37                    0.250            0.016
4578984  SARATOGA           80.00                    0.250            0.016
4578985  EVERETT            80.00                    0.250            0.016
4578995  AUSTIN             80.00                    0.250            0.016
4579010  BETHESDA           90.00            13      0.250            0.016
4579098  BALDWIN            79.97                    0.250            0.016
4579209  PROVO              78.85                    0.250            0.016
4579256  PRINCETON          75.00                    0.250            0.016
4579271  VIENNA             80.00                    0.250            0.016
4579279  SOUTHLAKE          79.99                    0.250            0.016
4579295  HALF MOON BAY      78.49                    0.250            0.016
4579300  WASHINGTON         85.00            06      0.250            0.016
4579320  SAN FRANCISCO      80.00                    0.250            0.016
4579339  MARIETTA           80.00                    0.250            0.016
4579342  WEST HARTFORD      76.70                    0.250            0.016
4579352  AUSTIN             79.66                    0.250            0.016
4579431  METAIRIE           70.00                    0.250            0.016
4579434  DANA POINT         90.00            11      0.250            0.016
4579452  EDGEWOOD           79.99                    0.250            0.016
4579473  FREMONT            36.38                    0.250            0.016
4579501  BROOKLYN           95.00            11      0.250            0.016
4579511  VALLEY CENTER      75.00                    0.250            0.016
4579567  HUNTINGTON BEACH   58.16                    0.250            0.016
4579613  CHARLESTON         80.00                    0.250            0.016
4579732  CALABASAS          75.00                    0.250            0.016
4579752  HAUPPAUGE          80.00                    0.250            0.016
4579761  HENDERSON          80.00                    0.250            0.016
4579797  REDWOOD CITY       80.00                    0.250            0.016
4579932  RENO               77.08                    0.250            0.016
4579935  WEEMS              75.00                    0.250            0.016
4579937  SAN JOSE           80.00                    0.250            0.016
4579941  LITTLE ROCK        80.00                    0.250            0.016
4580007  ALEXANDRIA         95.00                    0.250            0.016
4580025  KINGSTON           66.67                    0.250            0.016
4580032  REDONDO BEACH      90.00                    0.250            0.016
4580036  SANTA CLARA        80.00                    0.250            0.016
4580041  SOUTHLAKE          90.00            06      0.250            0.016
4580047  TULSA              66.67                    0.250            0.016
4580354  RESTON             90.00            11      0.250            0.016
4580366  ALLENTOWN          79.83                    0.250            0.016
4580416  DANA POINT         95.00            11      0.250            0.016
4580431  BROOKLYN           72.22                    0.250            0.016
4580436  NOVATO             74.07                    0.250            0.016
4580459  BOULDER            46.70                    0.250            0.016
4580467  GOLDEN             80.00                    0.250            0.016
4580481  BLACKSBURG         80.00                    0.250            0.016
4580506  GLEN ELLYN         80.00                    0.250            0.016
4580509  LINN CREEK         64.74                    0.250            0.016
4580541  YORK               75.00                    0.250            0.016
4580547  SAUGUS             79.99                    0.250            0.016
4580562  PORTLAND           77.78                    0.250            0.016
4580597  HOUSTON            80.00                    0.250            0.016
4580638  DARNESTOWN         69.96                    0.250            0.016
4580652  NORMAL             90.00            01      0.250            0.016
4580723  TORRANCE           80.00                    0.250            0.016
4580731  NASHVILLE          80.00                    0.250            0.016
4580736  PORTLAND           80.00                    0.250            0.016
4580746  GILROY             81.32            06      0.250            0.016
4580750  VIRGINIA BEACH     76.82                    0.250            0.016
4580803  YORKTOWN           89.99            11      0.250            0.016
4580931  RALEIGH            65.22                    0.250            0.016
4581053  MAITLAND           54.91                    0.250            0.016
4581082  KIRKLAND           80.00                    0.250            0.016
4581147  CHARLOTTE          89.48            11      0.250            0.016
4581165  LOS ANGELES        75.00                    0.250            0.016
4581191  SANTA ANA          90.00            11      0.250            0.016
4581207  SARATOGA           34.95                    0.250            0.016
4581273  MEDINA             76.67                    0.250            0.016
4581388  WOODCLIFF LAKE     52.50                    0.250            0.016
4581390  MONSEY             74.27                    0.250            0.016
4581418  OXFORD             63.89                    0.250            0.016
4581449  LARKSPUR           67.71                    0.250            0.016
4581479  DECATUR            73.81                    0.250            0.016
4581500  FULLERTON          80.00                    0.250            0.016
4581513  TRABUCO CANYON     72.93                    0.250            0.016
         AREA
4581524  ATLANTA            51.46                    0.250            0.016
4581527  SEATTLE            89.88            12      0.250            0.016
4581713  PORTLAND           67.98                    0.250            0.016
4581722  CHULA VISTA        90.00                    0.250            0.016
4581727  WHITE PLAINS       90.00                    0.250            0.016
4581785  STEAMBOAT SPRINGS  67.14                    0.250            0.016
4581786  EUGENE             59.10                    0.250            0.016
4581796  LAUREL             94.99            01      0.250            0.016
4581826  CARLSBAD           79.99                    0.250            0.016
4581847  WOODINVILLE        70.34                    0.250            0.016
4581855  UNIVERSITY PARK    49.29                    0.250            0.016
4581867  ASHBURN            95.00                    0.250            0.016
4581876  WATCHUNG           95.00            11      0.250            0.016
 4581949 SCARSDALE          90.00                    0.250            0.016
 4581999 KITTY HAWK         74.97                    0.250            0.016
 4582048 SEATTLE            77.38                    0.250            0.016
 4582120 DALLAS             80.00                    0.250            0.016
4582129  WEST HEMPSTEAD     80.00                    0.250            0.016
4582156  CHAPEL HILL        70.00                    0.250            0.016
4582213  NAPERVILLE         77.41                    0.250            0.016
4582230  JEFFERSON VALLEY   67.81                    0.250            0.016
4582271  SHAMONG            67.86                    0.250            0.016
4582273  REDWOOD CITY       44.96                    0.250            0.016
4582305  NEWPORT            78.04                    0.250            0.016
4582313  HILTON HEAD        42.86                    0.250            0.016
         ISLAND
4582390  MILLINGTON         71.43                    0.250            0.016
4582413  MIAMI              80.00                    0.250            0.016
4582571  MASSAPEQUA PARK    52.63                    0.250            0.016
4582612  CHESTER            58.16                    0.250            0.016
4582659  AREA OF TEMECULA   52.78                    0.250            0.016
4582691  EDGEWATER          80.00                    0.250            0.016
4582788  PORTLAND           75.00                    0.250            0.016
4582814  SANTA MONICA       80.00                    0.250            0.016
4582834  AVON               70.00                    0.250            0.016
4582857  GLENN DALE         90.00            11      0.250            0.016
4582922  LOS ANGELES        86.85            33      0.250            0.016
4582930  MANHASSET HILLS    78.50                    0.250            0.016
4583028  TUCSON             80.00                    0.250            0.016
4583070  CRANBERRY ISLES    43.45                    0.250            0.016
4583117  COLORADO SPRINGS   77.35                    0.250            0.016
4583122  LAS FLORES AREA    89.99            33      0.250            0.016
4583130  FORT WORTH         80.00                    0.250            0.016
4583195  ANAHEIM            90.00                    0.250            0.016
4583199  MT. PROSPECT       70.00                    0.250            0.016
4583257  MANSFIELD          80.00                    0.250            0.016
4583281  HUNTINGTON BEACH   85.61            33      0.250            0.016
4583296  SANTA MONICA       66.67                    0.250            0.016
4583297  AGOURA HILLS       86.41            33      0.250            0.016
4583349  WOODLAND HILLS     77.82                    0.250            0.016
4583400  GERMANTOWN         65.79                    0.250            0.016
4583594  OLD HICKORY        75.00                    0.250            0.016
4583599  NEWPORT BEACH      74.35                    0.250            0.016
4583638  GRANTS PASS        72.06                    0.250            0.016
4583684  CLINTON            79.22                    0.250            0.016
4583686  CLAYTON            77.78                    0.250            0.016
4583691  VENICE             68.46                    0.250            0.016
4583737  PLANO              90.00            11      0.250            0.016
4583743  ALBUQUERQUE        77.05                    0.250            0.016
4583766  NEW KENT           80.00                    0.250            0.016
4583772  WILMINGTON         88.72            17      0.250            0.016
4583788  MONTAUK            75.00                    0.250            0.016
4583796  PLEASANTON         46.67                    0.250            0.016
4583833  EUGENE             62.50                    0.250            0.016
4583888  SAN RAMON          90.00                    0.250            0.016
4583915  SANTA MONICA       75.00                    0.250            0.016
4583976  COLMA              41.74                    0.250            0.016
4584037  MARGATE            71.96                    0.250            0.016
4584049  WEST PALM BEACH    75.00                    0.250            0.016
4584062  PALM CITY          63.04                    0.250            0.016
4584071  SANGER             47.00                    0.250            0.016
4584075  BURLINGAME         23.38                    0.250            0.016
4584083  FORT LAUDERDALE    74.95                    0.250            0.016
4584085  HOLLYWOOD          73.68                    0.250            0.016
4584091  SAN DIEGO          48.97                    0.250            0.016
4584096  CORONA             48.51                    0.250            0.016
4584107  SAN JOSE           69.76                    0.250            0.016
4584110  SANTA BARBARA      66.23                    0.250            0.016
4584117  SHERMAN OAKS       70.80                    0.250            0.016
4584129  SUGAR LAND         30.20                    0.250            0.016
4584139  MIAMI              69.94                    0.250            0.016
4584141  WALNUT CREEK       44.83                    0.250            0.016
4584149  SAN JOSE           32.00                    0.250            0.016
4584153  DELRAY BEACH       75.00                    0.250            0.016
4584162  SAN RAFAEL         59.23                    0.250            0.016
4584174  MASSAPEQUA PARK    74.98                    0.250            0.016
4584183  OAKLAND            34.57                    0.250            0.016
4584194  POUND RIDGE        41.18                    0.250            0.016
4584196  SHOREHAM           74.98                    0.250            0.016
4584202  LAS VEGAS          89.29            01      0.250            0.016
4584216  OJAI               67.00                    0.250            0.016
4584232  HILLSBOROUGH       55.00                    0.250            0.016
4584239  LIGHTHOUSE POINT   75.00                    0.250            0.016
4584244  STAFFORD           74.97                    0.250            0.016
4584246  DAVIS              74.89                    0.250            0.016
4584251  HOLLYWOOD          33.33                    0.250            0.016
4584342  BOCA RATON         41.38                    0.250            0.016
4584349  SIMI VALLEY        69.47                    0.250            0.016
4584357  PALOS HILLS        46.88                    0.250            0.016
4584360  DOWNEY             39.14                    0.250            0.016
4584376  SAN DIEGO          41.34                    0.250            0.016
4584377  SAN FRANCISCO      22.73                    0.250            0.016
4584383  NOKOMIS            74.95                    0.250            0.016
4584392  FORT MYERS         50.79                    0.250            0.016
4584400  DELRAY BEACH       66.67                    0.250            0.016
4584403  ATASCADERO         52.55                    0.250            0.016
4584407  NAPLES             55.25                    0.250            0.016
4584409  DELRAY BEACH       60.98                    0.250            0.016
4584442  DOWNEY             54.12                    0.250            0.016
4584459  MERRICK            75.00                    0.250            0.016
4584480  DELRAY BEACH       65.00                    0.250            0.016
4584529  IRVINE             90.00            13      0.250            0.016
4584533  GAITHERSBURG       80.00                    0.250            0.016
4584616  KENSINGTON         80.00                    0.250            0.016
4584712  FREMONT            70.00                    0.250            0.016
4584733  BOULDER CITY       74.56                    0.250            0.016
4584743  CARLSBAD           75.00                    0.250            0.016
4584756  GRANTS PASS        75.00                    0.250            0.016
4584837  ROSWELL            80.00                    0.250            0.016
4584854  LONG BEACH         77.76                    0.250            0.016
4584911  EAST WENATCHEE     85.00                    0.250            0.016
4585082  CLOSTER            80.00                    0.250            0.016
4585086  BALTIMORE          70.00                    0.250            0.016
4585156  SAN LUIS OBISPO    89.91            06      0.250            0.016
4585158  NORTHBROOK         68.12                    0.250            0.016
4585164  SAN JOSE           80.00                    0.250            0.016
4585184  TUCSON             90.00            06      0.250            0.016
4585185  FALMOUTH           88.32                    0.250            0.016
4585214  SALT LAKE CITY     75.00                    0.250            0.016
4585229  THOUSAND OAKS      80.00                    0.250            0.016
4585377  KODAK              27.59                    0.250            0.016
4585398  WENTZVILLE         64.57                    0.250            0.016
4585425  BELLMORE           80.00                    0.250            0.016
4585427  SOUTHAMPTON        90.00            11      0.250            0.016
4585521  CONYERS            90.00            24      0.250            0.016
4585745  SANTA BARBARA      70.00                    0.250            0.016
4585793  SAN JOSE           80.00                    0.250            0.016
4585819  CANYON LAKE        80.00                    0.250            0.016
4585872  MURRIETA           72.73                    0.250            0.016
4585880  COCONUT CREEK      74.92                    0.250            0.016
4585895  DELRAY BEACH       65.22                    0.250            0.016
4585897  DAVIE              65.00                    0.250            0.016
4585900  TAVERNIER          80.00                    0.250            0.016
4585932  CAMAS              60.55                    0.250            0.016
4585951  SAN DIEGO          72.46                    0.250            0.016
4585958  ORANGE             79.29                    0.250            0.016
4585960  SANTA ROSA         39.79                    0.250            0.016
4585962  MORGAN HILL        80.00                    0.250            0.016
4585976  CHULA VISTA        74.99                    0.250            0.016
4585984  HIGHLAND BEACH     72.60                    0.250            0.016
4586073  DANVILLE           78.93                    0.250            0.016
4586085  SUNNYVALE          80.00                    0.250            0.016
4586135  BOYNTON BEACH      57.14                    0.250            0.016
4586175  BETHANY BEACH      75.00                    0.250            0.016
4586204  LAS VEGAS          70.16                    0.250            0.016
4586209  LITTE ROCK         90.00            13      0.250            0.016
4586217  SCOTTSDALE         75.27                    0.250            0.016
4586259  CASTLE ROCK        75.00                    0.250            0.016
4586261  LOS ANGELES        53.58                    0.250            0.016
4586292  FAYETTEVILLE       95.00            13      0.250            0.016
4586343  DANVILLE           75.00                    0.250            0.016
4586347  NAPLES             80.00                    0.250            0.016
4586349  SAN MARTIN         80.00                    0.250            0.016
4586383  DOVE CANYON        90.00            06      0.250            0.016
4586386  SAN JOSE           76.65                    0.250            0.016
4586396  ROYAL PALM BEACH   26.67                    0.250            0.016
4586408  PALOS VERDES       69.99                    0.250            0.016
         ESTATES
4586409  GARDNERVILLE       78.29                    0.250            0.016
4586425  SARASOTA           61.17                    0.250            0.016
4586440  CLOVERDALE         80.00                    0.250            0.016
4586449  YORKTOWN HEIGHTS   41.03                    0.250            0.016
4586458  RANCHO PALOS       64.69                    0.250            0.016
         VERDES
4586459  SANTA ROSA         80.00                    0.250            0.016
4586470  ESTERO             74.12                    0.250            0.016
4586512  ANNAPOLIS          70.00                    0.250            0.016
4586554  FOREST LAKE        73.60                    0.250            0.016
         TOWNSHIP
4586559  EDEN PRAIRIE       85.28            11      0.250            0.016
4586560  EAGAN              90.00            13      0.250            0.016
4586579  SANTA CRUZ         80.00                    0.250            0.016
4586706  LOS ANGELES        90.00            12      0.250            0.016
4586852  CALABASAS          80.00                    0.250            0.016
4586861  BRATTLEBORO        73.54                    0.250            0.016
4586878  AREA OF LAKE       72.55                    0.250            0.016
         ELSINORE
4586903  SAN JOSE           75.00                    0.250            0.016
4586922  SIERRA MADRE       80.00                    0.250            0.016
4586938  MILPITAS           77.15                    0.250            0.016
4586943  N. ATLANTA         63.29                    0.250            0.016
4587007  BROOKLYN           79.79                    0.250            0.016
4587106  GERMANTOWN         89.91            11      0.250            0.016
4587143  NASHVILLE          63.75                    0.250            0.016
4587193  ATLANTA            46.67                    0.250            0.016
4587259  KENNEWICK          80.00                    0.250            0.016
4587375  LA MESA            80.00                    0.250            0.016
4587380  SOUTH SAN          74.70                    0.250            0.016
         FRANCISCO
4587404  PORTLAND           75.00                    0.250            0.016
4587793  PLAINVIEW          51.92                    0.250            0.016
4588390  HUNTINGTON BEACH   80.00                    0.250            0.016
4588451  LOS ANGELES        74.50                    0.250            0.016
         STUDIO C
4588626  SANTA CRUZ         41.32                    0.250            0.016
4588699  LAS VEGAS          55.17                    0.250            0.016
4588712  SAN DIEGO          80.00                    0.250            0.016
4588721  MONTCLAIR          74.54                    0.250            0.016
4588732  TUCKAHOE           70.88                    0.250            0.016
4588933  BEAVERTON          69.70                    0.250            0.016
4589148  NAPLES             49.14                    0.250            0.016
4589165  PALM BEACH         69.44                    0.250            0.016
         GARDENS
4589213  NAPLES             59.52                    0.250            0.016
4589220  LYNWOOD            75.00                    0.250            0.016
4589240  LEBANON            55.56                    0.250            0.016
4589272  HILTON HEAD        64.70                    0.250            0.016
         ISLAND
4589294  NEWBERG            65.77                    0.250            0.016
4589379  EUGENE             79.97                    0.250            0.016
4589417  CHICAGO            74.92                    0.250            0.016
4589422  SALEM              60.64                    0.250            0.016
4589426  LAKE FOREST        80.00                    0.250            0.016
4589449  PHOENIX            89.99            24      0.250            0.016
4589515  LOS ANGELES        75.00                    0.250            0.016
4589524  GOLETA             79.99                    0.250            0.016
4589541  ARCADIA            73.06                    0.250            0.016
4589567  WEST PALM BEACH    58.96                    0.250            0.016
4589584  CANBY              74.98                    0.250            0.016
4589589  ARROYO GRANDE      52.63                    0.250            0.016
4589851  ESCONDIDO          43.24                    0.250            0.016
4589942  LONG BEACH         80.00                    0.250            0.016
4589972  MODESTO            75.00                    0.250            0.016
4589975  ALTADENA           60.66                    0.250            0.016
4589989  GLENDALE           80.00                    0.250            0.016
4590044  SANTA BARBARA      41.28                    0.250            0.016
4590049  GILROY             80.00                    0.250            0.016
4590084  MEDFORD            75.00                    0.250            0.016
4590113  LA JOLLA           80.00                    0.250            0.016
4590143  PHOENIX            75.00                    0.250            0.016
4590150  EULESS             89.31            01      0.250            0.016
4590169  SOUTHLAKE          78.08                    0.250            0.016
4590325  KNOXVILLE          73.33                    0.250            0.016
4590598  NAPLES             75.00                    0.250            0.016
4590599  SAFETY HARBOR      74.98                    0.250            0.016
4590605  FORT MYERS         75.00                    0.250            0.016
4590610  SANTA BARBARA      90.00            06      0.250            0.016
4590831  DRAPER             85.00                    0.250            0.016
4591336  ARCADIA            90.00            06      0.250            0.016
4591395  BREA               74.68                    0.250            0.016
4591473  MESA               90.00            01      0.250            0.016
4591849  GREENWOOD          80.00                    0.250            0.016
4591920  SPRINGDALE         80.00                    0.250            0.016
4592409  BOISE              80.00                    0.250            0.016
4592422  LITTLETON          66.41                    0.250            0.016
4592434  PHOENIX            95.00            01      0.250            0.016
4592441  ISSUE              78.36                    0.250            0.016
4593423  GARDEN GROVE       80.00                    0.250            0.016
4593868  CUPERTINO          75.76                    0.250            0.016
4594919  COLORADO SPRINGS   64.50                    0.250            0.016

COUNT:                 597
WAC:           8.142939229
WAM:           357.9184234
WALTV:         74.54435464

                                   EXHIBIT F-3

            [Schedule of Mortgage Loans Serviced by Other Servicers]

NASCOR
NMI / 1997-8  Exhibit F-3
(Part A)
30 YEAR FIXED RATE NON-RELOCATION
LOANS


  (i)           (ii)                      (iii)     (iv)     (v)      (vi)     (vii)     (viii)       (ix)
  ---           ----                      -----     ----     ---      ----     -----     ------       ----
                                                             NET                                     CUT-OFF
MORTGAGE                                          MORTGAGE MORTGAGE  CURRENT  ORIGINAL  SCHEDULED     DATE
  LOAN                              ZIP  PROPERTY INTEREST INTEREST  MONTHLY    TERM    MATURITY    PRINCIPAL
 NUMBER         City         STATE CODE    TYPE     RATE     RATE    PAYMENT  MATURITY    DATE       BALANCE
 ------         ----         ----- ----    ----     ----     ----    -------  --------    ----       -------

4544279 CAMARILLO             CA   93012   SFD      8.875    8.609  $3,341.71   360     1-Jul-26     $417,565.48
4544386 BETHESDA              MD   20817   SFD      7.875    7.609  $2,900.28   360     1-Sep-26     $397,746.50
4546018 LA CANADA FLINTRIDGE  CA   91011   SFD      8.500    8.234  $4,844.15   360     1-Sep-26     $626,870.02
4558954 NAPLES                FL   34112   SFD      8.500    8.234  $2,053.00   360     1-Nov-26     $266,012.15
4566632 SUCCASUNNA            NJ   07876   SFD      8.000    7.734  $1,695.00   360     1-Apr-27     $230,845.00
4570136 OLD HICKORY           TN   37138   SFD      8.000    7.734  $1,774.98   360     1-Jan-27     $241,244.23
4571519 ROSWELL               GA   30075   PUD      8.125    7.859  $2,448.29   240     1-Jan-17     $288,041.23
4572127 CARMEL                IN   46033   SFD      7.625    7.359  $2,605.39   360     1-Feb-27     $367,295.65
4572252 CICERO                IN   46034   SFD      7.750    7.484  $2,597.00   360     1-Feb-27     $361,727.47
4572774 ARLINGTON             TX   76016   SFD      7.625    7.359  $1,995.98   360     1-Feb-27     $280,668.67
4572815 HIGHLANDS RANCH       CO   80126   SFD      7.875    7.609  $2,283.97   360     1-Feb-27     $314,244.06
4572828 HOBE SOUND            FL   33455   SFD      7.750    7.484  $2,593.42   360     1-Feb-27     $361,228.54
4572849 FISHERVILLE           KY   40023   SFD      7.750    7.484  $1,948.65   360     1-Feb-27     $271,420.33
4573844 CHARLOTTE             NC   28207   SFD      8.250    7.984  $3,153.80   300     1-Dec-21     $397,953.04
4573860 RANDOLPH              NJ   07869   SFD      8.250    7.984  $1,652.78   360     1-Dec-26     $219,288.89
4573863 POWELL                OH   43065   SFD      8.375    8.109  $1,760.71   360     1-Dec-26     $230,919.95
4573900 SCOTTSDALE            AZ   85254   SFD      8.000    7.734  $2,179.29   360     1-Dec-26     $295,990.17
4573917 WINTER PARK           FL   32789   SFD      8.250    7.984  $1,718.90   360     1-Nov-26     $227,846.63
4573922 PHOENIX               AZ   85020   SFD      8.250    7.984  $1,705.76   360     1-Dec-26     $226,316.02
4573942 MIAMI                 FL   33138   SFD      8.375    8.109  $1,983.79   360     1-Dec-26     $260,174.03
4573960 SHREWSBURY            NJ   07702   SFD      8.375    8.109  $1,922.98   360     1-Jan-27     $252,364.38
4574014 CHARLOTTE             NC   28277   SFD      8.000    7.734  $1,936.04   360     1-Dec-26     $262,952.92
4574019 MARTINEZ              GA   30907   SFD      8.000    7.734  $2,056.38   360     1-Dec-26     $279,297.15
4574245 BOCA RATON            FL   33496   SFD      8.625    8.359  $3,725.62   360     1-Jan-27     $477,856.51
4574257 SAVANNAH              GA   31406   SFD      8.375    8.109  $1,748.17   360     1-Nov-26     $229,127.13
4574284 LOWER MAKESFIELD      PA   18967   SFD      8.000    7.734  $2,180.02   360     1-Jan-27     $296,185.29
        TOWNSHIP
4574316 NORTH AUGUSTA         SC   29841   SFD      8.000    7.734  $2,788.31   360     1-Jan-27     $378,969.84
4574876 DARIEN                IL   60561   SFD      8.375    8.109  $2,052.20   360     1-Dec-26     $269,149.08
4574890 BOCA RATON            FL   33432   SFD      8.000    7.734  $1,683.99   360     1-Jan-27     $228,869.44
4574914 DELRAY                FL   33446   PUD      8.500    8.234  $2,423.62   360     1-Dec-26     $314,231.61
4574923 MT. OLIVE             NJ   07836   SFD      8.250    7.984  $1,622.66   360     1-Dec-26     $214,988.01
4574927 LITTLE RIVER          SC   29566   SFD      8.875    8.609  $1,968.43   360     1-Jul-26     $245,965.91
4574934 JACKSONVILLE          FL   32256   SFD      8.625    8.359  $1,843.36   360     1-Oct-26     $235,999.17
4575098 VALLEY FORGE          PA   19482   SFD      7.250    6.984  $1,514.43   360     1-Jan-27     $220,944.81
4575100 SEMINOLE              FL   33776   SFD      8.375    8.109  $3,220.05   360     1-Oct-26     $421,767.75
4575107 CHAPEL HILL           NC   27514   SFD      8.125    7.859  $2,049.29   360     1-Dec-26     $275,085.00
4575120 ATLANTA               GA   30331   SFD      8.250    7.984  $1,812.06   360     1-Oct-26     $239,918.43
4575122 GULF BREEZE           FL   32561   SFD      8.625    8.359  $2,138.93   360     1-Nov-26     $273,996.30
4575126 CASTLE ROCK           CO   80104   SFD      8.000    7.734  $1,992.18   360     1-Dec-26     $270,551.51
4575144 CHARLOTTE             NC   28226   SFD      8.000    7.734  $2,058.21   360     1-Jan-27     $279,739.60
4575177 SCOTTSDALE            AZ   85255   SFD      7.875    7.609  $1,812.68   360     1-Jan-27     $249,304.99
4575185 EVERGREEN             CO   80439   SFD      7.625    7.359  $1,769.49   360     1-Jan-27     $249,269.27
4575206 MOORESVILLE           NC   28115   SFD      7.625    7.359  $1,904.32   360     1-Jan-27     $268,162.34
4575477 CHICAGO               IL   60626   THS      8.500    8.234  $1,687.39   360     1-Jan-27     $218,760.84
4575489 PLANTATION            FL   33323   SFD      8.500    8.234  $2,098.36   360     1-Nov-26     $271,890.35
4575493 BALTIMORE             MD   21212   SFD      8.375    8.109  $1,862.18   360     1-Jan-27     $244,384.46
4575503 BETHANY BEACH         DE   19930   SFD      8.250    7.984  $2,404.06   360     1-Jan-27     $319,175.30
4576072 BETHEL                CT   06801   SFD      7.875    7.609  $1,631.41   360     1-Feb-27     $224,532.40
4576075 BOWIE                 MD   20721   SFD      7.750    7.484  $1,683.57   360     1-Jan-27     $234,181.21
4576093 SAN JOSE              CA   95124   SFD      8.000    7.734  $2,641.56   360     1-Feb-27     $359,270.48
4576109 BATON ROUGE           LA   70808   SFD      7.750    7.484  $1,889.18   360     1-Jan-27     $262,746.99
4576373 DENVER                CO   80220   PUD      7.750    7.484  $1,633.42   360     1-Jan-27     $227,339.60
4576465 SUWANEE               GA   30174   SFD      7.750    7.484  $1,958.31   360     1-Jan-27     $272,570.80
4576596 SOUTHLAKE             TX   76092   SFD      7.375    7.109  $1,519.49   360     1-Apr-27     $219,832.59
4577491 FORT LAUDERDALE       FL   33326   SFD      8.000    7.734  $2,773.63   360     1-Feb-27     $377,233.04
4577866 DELAWARE              OH   43015   SFD      7.625    7.359  $3,397.41   360     1-Apr-27     $479,652.59
4578483 ORLANDO               FL   32817   SFD      8.500    8.234  $2,122.20   360     1-Feb-27     $275,494.84
4579804 ATLANTA               GA   30327   SFD      8.250    7.984  $2,404.06   360     1-Feb-27     $319,383.60
4580142 JACKSONVILLE          FL   32225   SFD      8.250    7.984  $3,437.04   360     1-Jan-27     $456,321.00
4580154 MIAMI                 FL   33016   SFD      8.250    7.984  $2,193.70   360     1-Feb-27     $291,437.55
4581345 PLACITAS              NM   87043   SFD      7.875    7.609  $2,345.60   360     1-Feb-27     $322,827.72
4581348 HOFFMAN ESTATES       IL   60192   SFD      8.375    8.109  $2,090.20   360     1-Jan-27     $274,309.10
4581370 PAWLING               NY   12564   SFD      8.250    7.984  $4,563.94   360     1-Jan-27     $605,551.21
4581386 BETHESDA              MD   20816   SFD      8.000    7.734  $1,887.24   360     1-Feb-27     $254,136.59
4581397 CASTROVILLE           CA   95012   SFD      8.375    8.109  $2,189.01   360     1-Feb-27     $287,459.21
4581401 OLDSMAR               FL   34677   SFD      7.750    7.484  $2,063.27   360     1-Feb-27     $286,881.39
4581416 DANVILLE              CA   94526   SFD      8.625    8.359  $2,138.93   360     1-Feb-27     $274,509.39
4581448 SAN JOSE              CA   95123   SFD      8.125    7.859  $1,692.90   360     1-Feb-27     $227,549.51
4581462 CORINTH               TX   76201   SFD      8.125    7.859  $1,899.31   360     1-Feb-27     $254,454.15
4581463 FORT COLLINS          CO   80521   SFD      7.750    7.484  $1,919.99   360     1-Feb-27     $266,621.09
4581801 OLMOS PARK            TX   78212   SFD      8.000    7.734  $2,568.18   360     1-Feb-27     $349,290.75
4581891 EVANS                 GA   30809   SFD      8.000    7.734  $2,016.39   360     1-Jan-27     $274,055.03
4581897 DENTON                TX   76205   SFD      8.000    7.734  $1,986.67   360     1-Jan-27     $270,016.02
4581901 GREENWICH             CT   06831   SFD      8.500    8.234  $2,691.20   360     1-Feb-27     $349,359.38
4582222 SCOTTSDALE            AZ   85262   SFD      7.625    7.359  $2,654.23   360     1-Jan-27     $373,903.94
4582228 LOS ANGELES           CA   90024   HCO      8.125    7.859  $1,537.72   360     1-Feb-27     $206,535.45
4582240 THOUSAND OAKS         CA   91360   SFD      7.750    7.484  $1,966.56   360     1-Jan-27     $273,632.45
4582255 ALPHARETTA            GA   30202   SFD      8.500    8.234  $3,639.66   360     1-Feb-27     $472,483.60
4582281 AUBURN HILLS          MI   48326   SFD      8.500    8.234  $1,719.60   360     1-May-27     $223,640.00
4582512 CHANTILLY             VA   22021   SFD      7.250    6.984  $2,062.91   360     1-Feb-27     $301,687.98
4582828 FOGELSVILLE           PA   18052   SFD      8.125    7.859  $1,749.32   360     1-Jan-27     $234,628.00
4584655 DUBLIN                OH   43017   SFD      8.500    8.234  $3,075.66   360     1-May-27     $400,000.00
4585272 FRANKLIN VILLAGE      MI   48025   SFD      8.375    8.109  $2,230.82   360     1-Apr-27     $293,317.57
4591161 LEXINGTON             KY   40509   SFD      8.625    8.359  $1,721.64   360     1-May-27     $221,350.00

                                                                                                 $25,070,501.67


  (i)            (ii)         (x)   (xi)    (xii)    (xiii)   (xiv)    (xv)
  ---            ----         ---   ----    -----    ------   -----    ----
MORTGAGE                                   MORTGAGE           T.O.P.  MASTER
  LOAN                                     INSURANCE SERVICE MORTGAGE SERVICE
 NUMBER          CITY         LTV  SUBSIDY   CODE      FEE     LOAN     FEE
 ------          ----         ---  -------   ----      ---     ----     ---

4544279 CAMARILLO            80.00                    0.250            0.016
4544386 BETHESDA             68.97                    0.250            0.016
4546018 LA CANADA FLINTRIDGE 40.65                    0.250            0.016
4558954 NAPLES               79.99                    0.250            0.016
4566632 SUCCASUNNA           82.80            12      0.250            0.016
4570136 OLD HICKORY          94.92                    0.250            0.016
4571519 ROSWELL              85.77                    0.250            0.016
4572127 CARMEL               79.68                    0.250            0.016
4572252 CICERO               79.67                    0.250            0.016
4572774 ARLINGTON            80.00                    0.250            0.016
4572815 HIGHLANDS RANCH      90.00            06      0.250            0.016
4572828 HOBE SOUND           75.42                    0.250            0.016
4572849 FISHERVILLE          74.11                    0.250            0.016
4573844 CHARLOTTE            57.14                    0.250            0.016
4573860 RANDOLPH             89.80            12      0.250            0.016
4573863 POWELL               95.00            01      0.250            0.016
4573900 SCOTTSDALE           90.00            12      0.250            0.016
4573917 WINTER PARK          82.60            12      0.250            0.016
4573922 PHOENIX              95.00            12      0.250            0.016
4573942 MIAMI                90.00            12      0.250            0.016
4573960 SHREWSBURY           70.28                    0.250            0.016
4574014 CHARLOTTE            74.99                    0.250            0.016
4574019 MARTINEZ             95.00            12      0.250            0.016
4574245 BOCA RATON           79.44                    0.250            0.016
4574257 SAVANNAH             77.97                    0.250            0.016
4574284 LOWER MAKESFIELD     89.97            12      0.250            0.016
        TOWNSHIP
4574316 NORTH AUGUSTA        76.00                    0.250            0.016
4574876 DARIEN               84.38            01      0.250            0.016
4574890 BOCA RATON           90.00                    0.250            0.016
4574914 DELRAY               79.98                    0.250            0.016
4574923 MT. OLIVE            90.00            12      0.250            0.016
4574927 LITTLE RIVER         92.39                    0.250            0.016
4574934 JACKSONVILLE         94.95            12      0.250            0.016
4575098 VALLEY FORGE         80.00                    0.250            0.016
4575100 SEMINOLE             79.99                    0.250            0.016
4575107 CHAPEL HILL          80.00                    0.250            0.016
4575120 ATLANTA              89.99            12      0.250            0.016
4575122 GULF BREEZE          84.62            12      0.250            0.016
4575126 CASTLE ROCK          64.64                    0.250            0.016
4575144 CHARLOTTE            85.00            12      0.250            0.016
4575177 SCOTTSDALE           55.24                    0.250            0.016
4575185 EVERGREEN            61.73                    0.250            0.016
4575206 MOORESVILLE          95.00                    0.250            0.016
4575477 CHICAGO              95.00            12      0.250            0.016
4575489 PLANTATION           89.94            12      0.250            0.016
4575493 BALTIMORE            63.64                    0.250            0.016
4575503 BETHANY BEACH        80.00                    0.250            0.016
4576072 BETHEL               77.59                    0.250            0.016
4576075 BOWIE                88.35            12      0.250            0.016
4576093 SAN JOSE             80.00                    0.250            0.016
4576109 BATON ROUGE          77.56                    0.250            0.016
4576373 DENVER               91.20            12      0.250            0.016
4576465 SUWANEE              72.89                    0.250            0.016
4576596 SOUTHLAKE            60.68                    0.250            0.016
4577491 FORT LAUDERDALE      90.00            13      0.250            0.016
4577866 DELAWARE             80.00                    0.250            0.016
4578483 ORLANDO              80.00                    0.250            0.016
4579804 ATLANTA              80.00                    0.250            0.016
4580142 JACKSONVILLE         72.05                    0.250            0.016
4580154 MIAMI                80.00                    0.250            0.016
4581345 PLACITAS             60.35                    0.250            0.016
4581348 HOFFMAN ESTATES      76.39                    0.250            0.016
4581370 PAWLING              75.00                    0.250            0.016
4581386 BETHESDA             48.53                    0.250            0.016
4581397 CASTROVILLE          90.00                    0.250            0.016
4581401 OLDSMAR              80.00                    0.250            0.016
4581416 DANVILLE             82.83            12      0.250            0.016
4581448 SAN JOSE             95.00                    0.250            0.016
4581462 CORINTH              75.24                    0.250            0.016
4581463 FORT COLLINS         80.00                    0.250            0.016
4581801 OLMOS PARK           69.31                    0.250            0.016
4581891 EVANS                74.67                    0.250            0.016
4581897 DENTON               75.21                    0.250            0.016
4581901 GREENWICH            40.23                    0.250            0.016
4582222 SCOTTSDALE           88.79            12      0.250            0.016
4582228 LOS ANGELES          70.20                    0.250            0.016
4582240 THOUSAND OAKS        90.00                    0.250            0.016
4582255 ALPHARETTA           90.00            12      0.250            0.016
4582281 AUBURN HILLS         80.00                    0.250            0.016
4582512 CHANTILLY            80.00                    0.250            0.016
4582828 FOGELSVILLE          95.00            12      0.250            0.016
4584655 DUBLIN               88.89            01      0.250            0.016
4585272 FRANKLIN VILLAGE     67.55                    0.250            0.016
4591161 LEXINGTON            94.81            17      0.250            0.016

COUNT:                    84
WAC:             8.125210129
WAM:             353.5843783
WALTV:           78.87824924


NASCOR
NMI/1997-8 Exhibit F-3 (Part B)
30 YEAR FIXED RATE NON-RELOCATION LOANS


  (i)                 (xvii)                          (xviii)

MORTGAGE                                               NMI
 LOAN                                                  LOAN
 NUMBER              SERVICER                         SELLER

4544279     COUNTRYWIDE FUNDING CORP.       COUNTRYWIDE FUNDING CORP.
4544386     COUNTRYWIDE FUNDING CORP.       COUNTRYWIDE FUNDING CORP.
4546018     COUNTRYWIDE FUNDING CORP.       COUNTRYWIDE FUNDING CORP.
4558954     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4566632     HUNTINGTON MORTGAGE COMPANY     HUNTINGTON MORTGAGE COMPANY
4570136     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4571519     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4572127     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4572252     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4572774     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4572815     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4572828     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4572849     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4573844     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573860     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573863     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573900     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573917     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573922     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573942     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4573960     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574014     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574019     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574245     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574257     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574284     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574316     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574876     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574890     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574914     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574923     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574927     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4574934     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575098     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575100     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575107     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575120     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575122     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575126     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575144     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575177     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575185     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575206     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575477     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575489     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575493     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4575503     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4576072     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4576075     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4576093     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4576109     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4576373     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4576465     CIMARRON MORTGAGE COMPANY       CIMARRON MORTGAGE COMPANY
4576596     NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4577491     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4577866     HUNTINGTON MORTGAGE COMPANY     HUNTINGTON MORTGAGE COMPANY
4578483     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4579804     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4580142     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4580154     SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
4581345     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581348     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581370     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581386     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581397     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581401     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581416     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581448     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581462     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581463     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581801     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581891     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581897     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4581901     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4582222     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4582228     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4582240     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4582255     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4582281     HUNTINGTON MORTGAGE COMPANY     HUNTINGTON MORTGAGE COMPANY
4582512     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4582828     FIRST UNION MORTGAGE CORP       FIRST UNION MORTGAGE CORP
4584655     HUNTINGTON MORTGAGE COMPANY     HUNTINGTON MORTGAGE COMPANY
4585272     HUNTINGTON MORTGAGE COMPANY     HUNTINGTON MORTGAGE COMPANY
4591161     HUNTINGTON MORTGAGE COMPANY     HUNTINGTON MORTGAGE COMPANY

COUNT:                                 84
WAC:                          8.125210129
WAM:                          353.5843783
WALTV:                        78.87824924

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)


Loan Information

         Name of Mortgagor:                  _____________________________

         Servicer
         Loan No.:                           _____________________________

Custodian/Trust Administrator

         Name:                               _____________________________

         Address:                            _____________________________

                                             _____________________________
         Custodian/Trust Administrator
         Mortgage File No.:                  _____________________________

Seller

         Name:                               _____________________________

         Address:                            _____________________________

                                             _____________________________

         Certificates:                       Mortgage Pass-Through Certificates,
                                             Series 1997-8


          The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank of North Carolina, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 1997-8, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of May 28, 1997 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and Firstar Trust Company, as Trustee.

() Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage   recorded   on   _____________________   as   instrument   no.
     ______________   in  the  County   Recorder's   Office  of  the  County  of
     ____________________,  State of _______________________ in book/reel/docket
     ____________________ of official records at page/image ____________.

( )  Deed  of  Trust  recorded  on  ____________________  as  instrument  no.
     _________________  in  the  County  Recorder's  Office  of  the  County  of
     ___________________,   State  of   _________________   in  book/reel/docket
     ____________________ of official records at page/image ____________.

( )  Assignment  of  Mortgage  or Deed of Trust to the  Trustee,  recorded on
     ______________________________  as  instrument  no.  ______________  in the
     County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ___________.

( )  Other  documents,   including  any  amendments,   assignments  or  other
     assumptions of the Mortgage Note or Mortgage.

         (  )  _____________________________________________

         (  )  _____________________________________________

         (  )  _____________________________________________

         (  )  _____________________________________________

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
By:
      --------------------------
Title:
      --------------------------
Date: ________________, 19__

                                    EXHIBIT H

                                                 AFFIDAVIT  PURSUANT TO SECTION
                                                 860E(e)(4) OF THE INTERNAL
                                                 REVENUE CODE OF 1986, AS
                                                 AMENDED, AND FOR NON-ERISA
                                                 INVESTORS

STATE OF       )
               ) ss:
COUNTY OF      )

[NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he makes this affidavit.

          2. That the Purchaser's Taxpayer Identification Number is [ ].

          3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

          4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

          5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

          6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

          7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.

          8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

          9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                              [NAME OF PURCHASER]


                                               By:
                                                  ------------------------------
                                                  [Name of Officer]
                                                  [Title of Officer]


          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


          Subscribed and sworn before me this __ day of ________, 19 __.


-----------------------------
NOTARY PUBLIC

COUNTY OF ____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I




                [Letter from Transferor of Class A-R Certificate]





                                     [Date]




First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina  28288

                  Re:      Norwest Asset Securities Corporation,
                           Series 1997-8, Class A-R

          Ladies and Gentlemen: [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                      Very truly yours,
                                                      [Transferor]

                                                      --------------------------

                                    EXHIBIT J




                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-8
                    CLASS [A-WIO][B-3][B-4][B-5] CERTIFICATES


                               TRANSFEREE'S LETTER


                                                 __________________ ___, _____

First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

          The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8, Class [A-WIO][B-3][B-4][B-5] Certificates (the "Class [A-WIO][B-3][B-4][B-5] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of May 28, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trust Administrator that:

                  (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-WIO][B-3][B-4][B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

                  (b)    The     Purchaser     is     acquiring     the    Class
         [A-WIO][B-3][B-4][B-5] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

                  [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-WIO][B-3][B-4][B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-WIO][B-3][B-4][B-5] Certificates and can afford a complete loss of such investment.]

                  [(c) The  Purchaser  is a  "Qualified   Institutional   Buyer"
          within the meaning of Rule 144A of the Act.]

                  (d)  The  Purchaser  confirms  that  (a) it has  received  and reviewed a copy of the Private Placement Memorandum dated _____________, _______, relating to the Class [A-WIO][B-3][B-4][B-5]
         Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [A-WIO][B-3][B-4][B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-WIO][B-3][B-4][B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-WIO][B-3][B-4][B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-WIO][B-3][B-4][B-5] Certificates other than in connection with a subsequent sale of Class [A-WIO][B-3][B-4][B-5] Certificates.

                  (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or
         Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-3][B-4][B-5] Certificates only] if the Purchaser is an insurance company, the source of funds used to purchase the Class [B-3][B-4][B-5] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

                  (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-WIO][B-3][B-4][B-5] Certificates is in compliance therewith.

          Section 3. Transfer of Class [A-WIO][B-3][B-4][B-5] Certificates.

                  (a) The Purchaser understands that the Class [A-WIO][B-3][B-4][B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-WIO][B-3][B-4][B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [A-WIO][B-3][B-4][B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (b) No transfer of a Class [A-WIO][B-3][B-4][B-5] Certificate shall be made unless the transferee provides NASCOR and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

                  (c)   The    Purchaser    acknowledges    that    its    Class
         [A-WIO][B-3][B-4][B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [PURCHASER]


By:
     -------------------------------
Its:
     -------------------------------

                                    EXHIBIT K




                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-8
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER




                                             _________________ ___, _____

First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

                  The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8, Class [M] [B-1] [B-2] Certificates (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of May 28, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank of North Carolina, as trust administrator (the "Trust Administrator"), and Firstar Trust Company, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8.

                  Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the NASCOR, the Master Servicer and the Trust Administrator that:

                  Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or
         Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and
         there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                         [PURCHASER]


By:
     -----------------------------
Its: -----------------------------
[Reserved]

                                    EXHIBIT L




                   Norwest Mortgage, Inc. Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

               National City Mortgage Company Servicing Agreement

                Cimarron Mortgage Corporation Servicing Agreement

                   Suntrust Mortgage, Inc. Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

                                   EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

         This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

          __________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of May 28, 1997 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, First Union National Bank of North Carolina, as Trust Administrator and Firstar Trust Company, as Trustee.

          ___________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

         In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

         In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Defined Terms

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

          Collateral  Fund:  The fund  established  and  maintained  pursuant to
Section 3.01 hereof.

         Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

         Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

         Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

          Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

          Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

          Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

         Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

         Section 1.02 Definitions Incorporated by Reference

         All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

         Section 2.01 Reports and Notices

         (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

                           (i) Within five Business Days after each Distribution
         Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are
         (A) thirty days, (B) sixty days, (C) ninety days or more  delinquent or
         (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

                           (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

          (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i)
(D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

          (c) In addition to the foregoing, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

         Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

          (a) The Purchaser shall be deemed to direct the Company to cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

          (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) be obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

          (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

          (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

          (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related
Certificate Account; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

          (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

         Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

          (a) In connection  with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

          (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

          (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

         Section 2.04 Termination

          (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

          (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

          Section 3.01.     Collateral Fund

          Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-8. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

          Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

          Section 3.02.     Collateral Fund Permitted Investments.

          The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

          All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

          Section 3.03.     Grant of Security Interest

          The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

          The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

          Section 3.04.     Collateral Shortfalls.

          In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


          Section 4.01.     Amendment.

          This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

          Section 4.02.     Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.03.     Governing Law.

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 4.04.     Notices.

          All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

          (a)      in the case of the Company,

                   Norwest Bank Minnesota, National Association
                   7485 New Horizon Way
                   Frederick, MD  21703

                   Attention:   Vice President, Master Servicing
                   Phone:       301-696-7800
                   Fax:         301-815-6365


          (b)      in the case of the Purchaser,

                   ____________________________
                   ____________________________
                   ____________________________
                   Attention:


          Section 4.05.     Severability of Provisions.

          If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 4.06.     Successors and Assigns.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

          Section 4.07.     Article and Section Headings.

          The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 4.08.     Confidentiality.

          The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

          Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

          Section 4.09.     Indemnification.

          The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

          IN WITNESS  WHEREOF,  the Company and the Purchaser  have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.


                                             Norwest Bank Minnesota, National
                                             Association


                                             By:
                                                   ---------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                   ---------------------------




                                             By:
                                                   ---------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                   ---------------------------